REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Variable Annuity Account B
and Board of Directors of
Brighthouse Life Insurance Company of NY

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Variable Annuity Account B (the "Separate Account") of Brighthouse Life Insurance Company of NY (the "Company") comprising each of the individual Sub-Accounts listed in Note 2.A as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Sub-Accounts, except for the Sub-Account included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Sub-Account and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Sub-Accounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Janus Henderson Global Sustainable Equity Sub-Account	For the year ended December 31, 2024	For the years ended December 31, 2024 and 2023	For the years ended December 31, 2024, 2023, and the period from April 29, 2022 (commencement of operations) through December 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 27, 2025

We have served as the Separate Account's auditor since 2000.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

American Funds® Global Growth Sub-Account
Assets:
Investments at fair value	$22,128,475
Due from Brighthouse Life Insurance Company of NY	13
Total Assets	22,128,488
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—
Total Liabilities	—
Net Assets	$22,128,488
Contract Owners' Equity
Net assets from accumulation units	$22,128,117
Net assets from contracts in payout	371
Total Net Assets	$22,128,488

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	American Funds® Growth-Income Sub-Account	American Funds® The Bond Fund of America Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account
Assets:
Investments at fair value	$3,281,472	$49,510,686	$26,742,383	$7,734,530	$84,519,611
Due from Brighthouse Life Insurance Company of NY	2	81	24	—	—
Total Assets	3,281,474	49,510,767	26,742,407	7,734,530	84,519,611
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	1	4
Total Liabilities	—	—	—	1	4
Net Assets	$3,281,474	$49,510,767	$26,742,407	$7,734,529	$84,519,607
Contract Owners' Equity
Net assets from accumulation units	$3,272,747	$49,433,222	$26,689,923	$7,734,529	$84,510,950
Net assets from contracts in payout	8,727	77,545	52,484	—	8,657
Total Net Assets	$3,281,474	$49,510,767	$26,742,407	$7,734,529	$84,519,607

The accompanying notes are an integral part of these financial statements.

	BHFTI AB International Bond Sub-Account	BHFTI Allspring Mid Cap Value Sub-Account	BHFTI American Funds® Balanced Allocation Sub-Account	BHFTI American Funds® Growth Allocation Sub-Account	BHFTI American Funds® Growth Sub-Account
Assets:
Investments at fair value	$1,745,841	$15,311,175	$216,813,233	$120,623,682	$109,906,602
Due from Brighthouse Life Insurance Company of NY	—	—	2	2	5
Total Assets	1,745,841	15,311,175	216,813,235	120,623,684	109,906,607
Liabilities:
Due to Brighthouse Life Insurance Company of NY	1	—	—	—	—
Total Liabilities	1	—	—	—	—
Net Assets	$1,745,840	$15,311,175	$216,813,235	$120,623,684	$109,906,607
Contract Owners' Equity
Net assets from accumulation units	$1,745,840	$15,261,556	$216,454,408	$120,328,813	$109,855,902
Net assets from contracts in payout	—	49,619	358,827	294,871	50,705
Total Net Assets	$1,745,840	$15,311,175	$216,813,235	$120,623,684	$109,906,607

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account	BHFTI BlackRock High Yield Sub-Account	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account
Assets:
Investments at fair value	$99,439,061	$158,646,789	$69,545,222	$95,127,073	$285,070,036
Due from Brighthouse Life Insurance Company of NY	2	2	—	—	1
Total Assets	99,439,063	158,646,791	69,545,222	95,127,073	285,070,037
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	3	2	—
Total Liabilities	—	—	3	2	—
Net Assets	$99,439,063	$158,646,791	$69,545,219	$95,127,071	$285,070,037
Contract Owners' Equity
Net assets from accumulation units	$99,129,839	$158,638,149	$69,544,715	$95,079,451	$285,060,436
Net assets from contracts in payout	309,224	8,642	504	47,620	9,601
Total Net Assets	$99,439,063	$158,646,791	$69,545,219	$95,127,071	$285,070,037

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account
Assets:
Investments at fair value	$24,063,933	$13,165,173	$13,521,095	$1,936,877	$1,684,741
Due from Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Assets	24,063,933	13,165,173	13,521,095	1,936,877	1,684,741
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	1	2	—	—
Total Liabilities	—	1	2	—	—
Net Assets	$24,063,933	$13,165,172	$13,521,093	$1,936,877	$1,684,741
Contract Owners' Equity
Net assets from accumulation units	$24,046,176	$13,159,849	$13,521,093	$1,936,877	$1,684,741
Net assets from contracts in payout	17,757	5,323	—	—	—
Total Net Assets	$24,063,933	$13,165,172	$13,521,093	$1,936,877	$1,684,741

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI CBRE Global Real Estate Sub-Account	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account
Assets:
Investments at fair value	$13,693,259	$39,915,104	$29,719,316	$34,934,277	$3,898,429
Due from Brighthouse Life Insurance Company of NY	3	2	—	2	9
Total Assets	13,693,262	39,915,106	29,719,316	34,934,279	3,898,438
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$13,693,262	$39,915,106	$29,719,316	$34,934,279	$3,898,438
Contract Owners' Equity
Net assets from accumulation units	$13,674,175	$39,868,753	$29,719,316	$34,917,045	$3,894,458
Net assets from contracts in payout	19,087	46,353	—	17,234	3,980
Total Net Assets	$13,693,262	$39,915,106	$29,719,316	$34,934,279	$3,898,438

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Small Cap Growth Sub-Account	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account
Assets:
Investments at fair value	$40,421,142	$30,983,725	$47,675,022	$3,391,152	$19,271,685
Due from Brighthouse Life Insurance Company of NY	—	—	—	1	4
Total Assets	40,421,142	30,983,725	47,675,022	3,391,153	19,271,689
Liabilities:
Due to Brighthouse Life Insurance Company of NY	84	—	1	—	—
Total Liabilities	84	—	1	—	—
Net Assets	$40,421,058	$30,983,725	$47,675,021	$3,391,153	$19,271,689
Contract Owners' Equity
Net assets from accumulation units	$40,364,718	$30,927,795	$47,675,021	$3,390,363	$19,244,564
Net assets from contracts in payout	56,340	55,930	—	790	27,125
Total Net Assets	$40,421,058	$30,983,725	$47,675,021	$3,391,153	$19,271,689

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI Loomis Sayles Growth Sub-Account	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account
Assets:
Investments at fair value	$58,328,155	$37,405,934	$23,590,312	$12,071,561	$67,029,845
Due from Brighthouse Life Insurance Company of NY	8	—	—	—	—
Total Assets	58,328,163	37,405,934	23,590,312	12,071,561	67,029,845
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	3	19	1
Total Liabilities	—	—	3	19	1
Net Assets	$58,328,163	$37,405,934	$23,590,309	$12,071,542	$67,029,844
Contract Owners' Equity
Net assets from accumulation units	$58,172,984	$37,403,969	$23,573,763	$12,071,542	$67,020,559
Net assets from contracts in payout	155,179	1,965	16,546	—	9,285
Total Net Assets	$58,328,163	$37,405,934	$23,590,309	$12,071,542	$67,029,844

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Inflation Protected Bond Sub-Account	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account
Assets:
Investments at fair value	$46,526,076	$100,294,487	$28,375,075	$20,532,121	$1,110,948
Due from Brighthouse Life Insurance Company of NY	2	2	2	2	—
Total Assets	46,526,078	100,294,489	28,375,077	20,532,123	1,110,948
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$46,526,078	$100,294,489	$28,375,077	$20,532,123	$1,110,948
Contract Owners' Equity
Net assets from accumulation units	$46,492,603	$100,085,881	$28,375,077	$20,496,439	$1,110,948
Net assets from contracts in payout	33,475	208,608	—	35,684	—
Total Net Assets	$46,526,078	$100,294,489	$28,375,077	$20,532,123	$1,110,948

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI SSGA Growth and Income ETF Sub-Account	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account
Assets:
Investments at fair value	$84,123,479	$45,559,519	$57,071,395	$59,455,830	$18,430,665
Due from Brighthouse Life Insurance Company of NY	3	1	17	—	6
Total Assets	84,123,482	45,559,520	57,071,412	59,455,830	18,430,671
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	2	—
Total Liabilities	—	—	—	2	—
Net Assets	$84,123,482	$45,559,520	$57,071,412	$59,455,828	$18,430,671
Contract Owners' Equity
Net assets from accumulation units	$83,627,299	$45,533,132	$57,067,808	$59,453,487	$18,400,066
Net assets from contracts in payout	496,183	26,388	3,604	2,341	30,605
Total Net Assets	$84,123,482	$45,559,520	$57,071,412	$59,455,828	$18,430,671

The accompanying notes are an integral part of these financial statements.

	BHFTI Western Asset Management Government Income Sub-Account	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra-Short Term Bond Sub-Account
Assets:
Investments at fair value	$24,071,821	$10,209,136	$17,283,594	$19,032,804	$36,748,980
Due from Brighthouse Life Insurance Company of NY	1	2	27	—	92
Total Assets	24,071,822	10,209,138	17,283,621	19,032,804	36,749,072
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	2	—
Total Liabilities	—	—	—	2	—
Net Assets	$24,071,822	$10,209,138	$17,283,621	$19,032,802	$36,749,072
Contract Owners' Equity
Net assets from accumulation units	$24,056,241	$10,196,345	$17,277,434	$19,032,802	$36,732,582
Net assets from contracts in payout	15,581	12,793	6,187	—	16,490
Total Net Assets	$24,071,822	$10,209,138	$17,283,621	$19,032,802	$36,749,072

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTII Brighthouse Asset Allocation 20 Sub-Account	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account
Assets:
Investments at fair value	$9,414,764	$190,832,563	$380,063,972	$306,151,840	$11,067,340
Due from Brighthouse Life Insurance Company of NY	2	4	3	4	75
Total Assets	9,414,766	190,832,567	380,063,975	306,151,844	11,067,415
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$9,414,766	$190,832,567	$380,063,975	$306,151,844	$11,067,415
Contract Owners' Equity
Net assets from accumulation units	$9,407,333	$190,310,038	$379,375,124	$305,599,020	$11,065,279
Net assets from contracts in payout	7,433	522,529	688,851	552,824	2,136
Total Net Assets	$9,414,766	$190,832,567	$380,063,975	$306,151,844	$11,067,415

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Core Sub-Account
Assets:
Investments at fair value	$3,469,652	$62,868,537	$10,776,434	$90,724,985	$661,638
Due from Brighthouse Life Insurance Company of NY	1	16	6	5	4
Total Assets	3,469,653	62,868,553	10,776,440	90,724,990	661,642
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$3,469,653	$62,868,553	$10,776,440	$90,724,990	$661,642
Contract Owners' Equity
Net assets from accumulation units	$3,431,888	$62,794,495	$10,764,995	$90,572,983	$661,642
Net assets from contracts in payout	37,765	74,058	11,445	152,007	—
Total Net Assets	$3,469,653	$62,868,553	$10,776,440	$90,724,990	$661,642

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account
Assets:
Investments at fair value	$481,651	$32,539,151	$12,848,406	$9,220,726	$14,809,913
Due from Brighthouse Life Insurance Company of NY	—	1	2	3	5
Total Assets	481,651	32,539,152	12,848,408	9,220,729	14,809,918
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$481,651	$32,539,152	$12,848,408	$9,220,729	$14,809,918
Contract Owners' Equity
Net assets from accumulation units	$481,651	$32,514,693	$12,838,924	$9,212,658	$14,688,909
Net assets from contracts in payout	—	24,459	9,484	8,071	121,009
Total Net Assets	$481,651	$32,539,152	$12,848,408	$9,220,729	$14,809,918

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account
Assets:
Investments at fair value	$101,366,925	$5,287,597	$26,328,550	$9,921,002	$56,086,810
Due from Brighthouse Life Insurance Company of NY	25	34	—	3	—
Total Assets	101,366,950	5,287,631	26,328,550	9,921,005	56,086,810
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$101,366,950	$5,287,631	$26,328,550	$9,921,005	$56,086,810
Contract Owners' Equity
Net assets from accumulation units	$101,282,862	$5,228,651	$26,237,711	$9,910,523	$56,086,810
Net assets from contracts in payout	84,088	58,980	90,839	10,482	—
Total Net Assets	$101,366,950	$5,287,631	$26,328,550	$9,921,005	$56,086,810

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account	BlackRock Global Allocation V.I. Sub-Account
Assets:
Investments at fair value	$342,632	$3,017,634	$53,626,852	$30,402,648	$6,509,132
Due from Brighthouse Life Insurance Company of NY	—	2	3	—	—
Total Assets	342,632	3,017,636	53,626,855	30,402,648	6,509,132
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	4	—
Total Liabilities	—	—	—	4	—
Net Assets	$342,632	$3,017,636	$53,626,855	$30,402,644	$6,509,132
Contract Owners' Equity
Net assets from accumulation units	$342,632	$3,010,224	$53,484,895	$30,343,813	$6,509,132
Net assets from contracts in payout	—	7,412	141,960	58,831	—
Total Net Assets	$342,632	$3,017,636	$53,626,855	$30,402,644	$6,509,132

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP Mid Cap Sub-Account	FTVIPT Franklin Income VIP Sub-Account	FTVIPT Franklin Mutual Shares VIP Sub-Account
Assets:
Investments at fair value	$23,333,560	$14,720	$11,839,928	$18,157,326	$2,190,139
Due from Brighthouse Life Insurance Company of NY	21	—	7	3	3
Total Assets	23,333,581	14,720	11,839,935	18,157,329	2,190,142
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	5	—	—	—
Total Liabilities	—	5	—	—	—
Net Assets	$23,333,581	$14,715	$11,839,935	$18,157,329	$2,190,142
Contract Owners' Equity
Net assets from accumulation units	$23,331,446	$14,715	$11,821,840	$18,112,425	$2,177,432
Net assets from contracts in payout	2,135	—	18,095	44,904	12,710
Total Net Assets	$23,333,581	$14,715	$11,839,935	$18,157,329	$2,190,142

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	FTVIPT Franklin Small Cap Value VIP Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account	FTVIPT Templeton Global Bond VIP Sub-Account	Invesco V.I. Equity and Income Sub-Account	Invesco V.I. EQV International Equity Sub-Account
Assets:
Investments at fair value	$3,039,392	$9,221,987	$5,403,166	$12,955,564	$6,015,216
Due from Brighthouse Life Insurance Company of NY	2	1	1	3	5
Total Assets	3,039,394	9,221,988	5,403,167	12,955,567	6,015,221
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$3,039,394	$9,221,988	$5,403,167	$12,955,567	$6,015,221
Contract Owners' Equity
Net assets from accumulation units	$3,026,845	$9,218,069	$5,396,496	$12,946,644	$6,012,970
Net assets from contracts in payout	12,549	3,919	6,671	8,923	2,251
Total Net Assets	$3,039,394	$9,221,988	$5,403,167	$12,955,567	$6,015,221

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Main Street Small Cap® Sub-Account	Janus Henderson Global Sustainable Equity Sub-Account	LMPVET ClearBridge Variable Appreciation Sub-Account	LMPVET ClearBridge Variable Dividend Strategy Sub-Account	LMPVET ClearBridge Variable Large Cap Growth Sub-Account
Assets:
Investments at fair value	$3,136,068	$376,430	$28,682,966	$15,497,351	$435,766
Due from Brighthouse Life Insurance Company of NY	3	—	—	5	—
Total Assets	3,136,071	376,430	28,682,966	15,497,356	435,766
Liabilities:
Due to Brighthouse Life Insurance Company of NY	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$3,136,071	$376,430	$28,682,966	$15,497,356	$435,766
Contract Owners' Equity
Net assets from accumulation units	$3,134,065	$376,430	$28,682,966	$15,497,356	$431,415
Net assets from contracts in payout	2,006	—	—	—	4,351
Total Net Assets	$3,136,071	$376,430	$28,682,966	$15,497,356	$435,766

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2024

	LMPVET ClearBridge Variable Large Cap Value Sub-Account	LMPVET ClearBridge Variable Small Cap Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account
Assets:
Investments at fair value	$118,264	$6,967,635	$965,401	$1,081,755	$30,033
Due from Brighthouse Life Insurance Company of NY	—	2	—	—	—
Total Assets	118,264	6,967,637	965,401	1,081,755	30,033
Liabilities:
Due to Brighthouse Life Insurance Company of NY	1	—	2	5	1
Total Liabilities	1	—	2	5	1
Net Assets	$118,263	$6,967,637	$965,399	$1,081,750	$30,032
Contract Owners' Equity
Net assets from accumulation units	$118,263	$6,967,637	$965,399	$1,081,750	$30,032
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$118,263	$6,967,637	$965,399	$1,081,750	$30,032

The accompanying notes are an integral part of these financial statements.

	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	PIMCO VIT High Yield Sub-Account	PIMCO VIT Low Duration Sub-Account	Pioneer Mid Cap Value VCT Sub-Account	Putnam VT Sustainable Leaders Sub-Account
Assets:
Investments at fair value	$7,341,663	$80,065	$39,960	$1,784,623	$573,554
Due from Brighthouse Life Insurance Company of NY	—	62	20	1	1
Total Assets	7,341,663	80,127	39,980	1,784,624	573,555
Liabilities:
Due to Brighthouse Life Insurance Company of NY	1	—	—	—	—
Total Liabilities	1	—	—	—	—
Net Assets	$7,341,662	$80,127	$39,980	$1,784,624	$573,555
Contract Owners' Equity
Net assets from accumulation units	$7,341,662	$80,127	$39,980	$1,784,624	$573,555
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$7,341,662	$80,127	$39,980	$1,784,624	$573,555

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	American Funds® Growth-Income Sub-Account	American Funds® The Bond Fund of America Sub-Account
Investment Income:
Dividends	$348,732	$35,446	$157,076	$281,805	$312,856
Expenses:
Mortality and expense risk and other charges	301,609	30,887	621,111	360,738	89,693
Administrative charges	56,731	8,321	120,530	63,480	15,859
Total expenses	358,340	39,208	741,641	424,218	105,552
Net investment income (loss)	(9,608)	(3,762)	(584,565)	(142,413)	207,304
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	665,033	124,793	1,099,471	1,178,214	—
Realized gains (losses) on sale of investments	846,105	(44,766)	3,117,204	1,287,567	(109,251)
Net realized gains (losses)	1,511,138	80,027	4,216,675	2,465,781	(109,251)
Change in unrealized gains (losses) on investments	1,128,814	(34,690)	8,789,680	2,938,573	(112,185)
Net realized and change in unrealized gains (losses) on investments	2,639,952	45,337	13,006,355	5,404,354	(221,436)
Net increase (decrease) in net assets resulting from operations	$2,630,344	$41,575	$12,421,790	$5,261,941	$(14,132)

The accompanying notes are an integral part of these financial statements.

	BHFTI AB Global Dynamic Allocation Sub-Account	BHFTI AB International Bond Sub-Account	BHFTI Allspring Mid Cap Value Sub-Account	BHFTI American Funds® Balanced Allocation Sub-Account	BHFTI American Funds® Growth Allocation Sub-Account
Investment Income:
Dividends	$1,122,317	$56,363	$168,049	$3,594,120	$1,443,876
Expenses:
Mortality and expense risk and other charges	1,076,254	18,121	220,520	2,779,400	1,602,649
Administrative charges	222,406	4,057	40,119	550,282	304,512
Total expenses	1,298,660	22,178	260,639	3,329,682	1,907,161
Net investment income (loss)	(176,343)	34,185	(92,590)	264,438	(463,285)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	983,540	7,047,294	4,799,549
Realized gains (losses) on sale of investments	(350,516)	(17,076)	(30,779)	(140,605)	(91,363)
Net realized gains (losses)	(350,516)	(17,076)	952,761	6,906,689	4,708,186
Change in unrealized gains (losses) on investments	5,522,428	52,753	682,680	13,500,104	10,256,887
Net realized and change in unrealized gains (losses) on investments	5,171,912	35,677	1,635,441	20,406,793	14,965,073
Net increase (decrease) in net assets resulting from operations	$4,995,569	$69,862	$1,542,851	$20,671,231	$14,501,788

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account	BHFTI BlackRock High Yield Sub-Account	BHFTI Brighthouse Asset Allocation 100 Sub-Account
Investment Income:
Dividends	$27,346	$2,176,004	$2,506,324	$4,065,958	$906,276
Expenses:
Mortality and expense risk and other charges	1,299,405	1,300,713	2,048,225	752,380	1,415,806
Administrative charges	255,490	257,201	420,192	162,472	254,041
Total expenses	1,554,895	1,557,914	2,468,417	914,852	1,669,847
Net investment income (loss)	(1,527,549)	618,090	37,907	3,151,106	(763,571)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	8,076,096	2,511,665	—	—	3,773,067
Realized gains (losses) on sale of investments	2,048,130	(719,989)	(1,010,636)	(137,057)	(79,238)
Net realized gains (losses)	10,124,226	1,791,676	(1,010,636)	(137,057)	3,693,829
Change in unrealized gains (losses) on investments	18,451,324	5,017,534	8,090,728	1,334,869	8,245,286
Net realized and change in unrealized gains (losses) on investments	28,575,550	6,809,210	7,080,092	1,197,812	11,939,115
Net increase (decrease) in net assets resulting from operations	$27,048,001	$7,427,300	$7,117,999	$4,348,918	$11,175,544

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account
Investment Income:
Dividends	$7,521,962	$314,582	$1,214,006	$517,356	$—
Expenses:
Mortality and expense risk and other charges	3,697,253	344,733	162,256	176,815	25,996
Administrative charges	779,072	62,987	33,757	33,434	5,113
Total expenses	4,476,325	407,720	196,013	210,249	31,109
Net investment income (loss)	3,045,637	(93,138)	1,017,993	307,107	(31,109)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	1,702,503	—	—	—
Realized gains (losses) on sale of investments	(6,853,436)	38,615	(60,240)	(118,300)	(50,251)
Net realized gains (losses)	(6,853,436)	1,741,118	(60,240)	(118,300)	(50,251)
Change in unrealized gains (losses) on investments	11,530,052	(57,526)	(138,126)	208,588	(191,385)
Net realized and change in unrealized gains (losses) on investments	4,676,616	1,683,592	(198,366)	90,288	(241,636)
Net increase (decrease) in net assets resulting from operations	$7,722,253	$1,590,454	$819,627	$397,395	$(272,745)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI CBRE Global Real Estate Sub-Account	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account
Investment Income:
Dividends	$7,714	$507,479	$902,526	$473,320	$560,368
Expenses:
Mortality and expense risk and other charges	25,186	201,086	569,548	379,515	435,925
Administrative charges	4,196	36,973	105,008	79,541	85,356
Total expenses	29,382	238,059	674,556	459,056	521,281
Net investment income (loss)	(21,668)	269,420	227,970	14,264	39,087
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	111,447	—	—	—	3,062,831
Realized gains (losses) on sale of investments	50,149	(96,712)	(79,466)	(689,409)	236,710
Net realized gains (losses)	161,596	(96,712)	(79,466)	(689,409)	3,299,541
Change in unrealized gains (losses) on investments	155,972	(288,869)	(2,883,420)	1,526,925	970,371
Net realized and change in unrealized gains (losses) on investments	317,568	(385,581)	(2,962,886)	837,516	4,269,912
Net increase (decrease) in net assets resulting from operations	$295,900	$(116,161)	$(2,734,916)	$851,780	$4,308,999

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Sub-Account	BHFTI Invesco Small Cap Growth Sub-Account	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account
Investment Income:
Dividends	$2,082	$—	$975,014	$463,237	$58,079
Expenses:
Mortality and expense risk and other charges	47,965	507,029	393,763	575,461	50,133
Administrative charges	10,501	101,422	77,091	125,574	8,678
Total expenses	58,466	608,451	470,854	701,035	58,811
Net investment income (loss)	(56,384)	(608,451)	504,160	(237,798)	(732)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	367,712	—	—	—	—
Realized gains (losses) on sale of investments	178,246	(2,155,462)	(354,869)	(370,627)	(41,521)
Net realized gains (losses)	545,958	(2,155,462)	(354,869)	(370,627)	(41,521)
Change in unrealized gains (losses) on investments	93,420	8,431,566	(9,892)	2,514,153	294,108
Net realized and change in unrealized gains (losses) on investments	639,378	6,276,104	(364,761)	2,143,526	252,587
Net increase (decrease) in net assets resulting from operations	$582,994	$5,667,653	$139,399	$1,905,728	$251,855
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTI Loomis Sayles Global Allocation Sub-Account	BHFTI Loomis Sayles Growth Sub-Account	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account
Investment Income:
Dividends	$166,439	$—	$918,196	$408,096	$—
Expenses:
Mortality and expense risk and other charges	257,385	750,051	441,058	339,950	136,857
Administrative charges	49,093	135,592	97,076	62,203	25,246
Total expenses	306,478	885,643	538,134	402,153	162,103
Net investment income (loss)	(140,039)	(885,643)	380,062	5,943	(162,103)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	939,107	4,491,882	—	629,338	—
Realized gains (losses) on sale of investments	160,090	2,623,027	(488,639)	190,610	(2,270,232)
Net realized gains (losses)	1,099,197	7,114,909	(488,639)	819,948	(2,270,232)
Change in unrealized gains (losses) on investments	997,522	9,327,383	2,407,857	(446,394)	6,111,223
Net realized and change in unrealized gains (losses) on investments	2,096,719	16,442,292	1,919,218	373,554	3,840,991
Net increase (decrease) in net assets resulting from operations	$1,956,680	$15,556,649	$2,299,280	$379,497	$3,678,888

The accompanying notes are an integral part of these financial statements.

	BHFTI PanAgora Global Diversified Risk Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account
Investment Income:
Dividends	$259,076	$—	$2,964,162	$518,596	$320,599
Expenses:
Mortality and expense risk and other charges	861,125	643,826	1,323,972	349,066	290,394
Administrative charges	178,260	120,846	258,501	74,723	53,874
Total expenses	1,039,385	764,672	1,582,473	423,789	344,268
Net investment income (loss)	(780,309)	(764,672)	1,381,689	94,807	(23,669)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—
Realized gains (losses) on sale of investments	(3,616,776)	(381,212)	(1,662,193)	170,348	(248,247)
Net realized gains (losses)	(3,616,776)	(381,212)	(1,662,193)	170,348	(248,247)
Change in unrealized gains (losses) on investments	6,247,866	1,472,931	1,262,340	2,111,263	794,443
Net realized and change in unrealized gains (losses) on investments	2,631,090	1,091,719	(399,853)	2,281,611	546,196
Net increase (decrease) in net assets resulting from operations	$1,850,781	$327,047	$981,836	$2,376,418	$522,527

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account
Investment Income:
Dividends	$32,261	$2,020,157	$939,789	$1,207,849	$—
Expenses:
Mortality and expense risk and other charges	11,243	1,072,556	570,846	775,246	769,839
Administrative charges	2,579	214,071	116,798	146,576	152,618
Total expenses	13,822	1,286,627	687,644	921,822	922,457
Net investment income (loss)	18,439	733,530	252,145	286,027	(922,457)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	2,680,699	6,692,741
Realized gains (losses) on sale of investments	(1,111)	(278,966)	(166,565)	36,810	(760,483)
Net realized gains (losses)	(1,111)	(278,966)	(166,565)	2,717,509	5,932,258
Change in unrealized gains (losses) on investments	78,960	7,017,227	4,786,822	2,318,667	(483,538)
Net realized and change in unrealized gains (losses) on investments	77,849	6,738,261	4,620,257	5,036,176	5,448,720
Net increase (decrease) in net assets resulting from operations	$96,288	$7,471,791	$4,872,402	$5,322,203	$4,526,263

The accompanying notes are an integral part of these financial statements.

	BHFTI Victory Sycamore Mid Cap Value Sub-Account	BHFTI Western Asset Management Government Income Sub-Account	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account
Investment Income:
Dividends	$235,799	$767,826	$65,715	$671,625	$1,505
Expenses:
Mortality and expense risk and other charges	244,534	295,355	145,830	195,051	207,032
Administrative charges	47,439	62,419	27,498	40,988	44,564
Total expenses	291,973	357,774	173,328	236,039	251,596
Net investment income (loss)	(56,174)	410,052	(107,613)	435,586	(250,091)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,210,399	—	702,328	—	1,192,518
Realized gains (losses) on sale of investments	287,025	(716,039)	(91,787)	(308,123)	207,371
Net realized gains (losses)	1,497,424	(716,039)	610,541	(308,123)	1,399,889
Change in unrealized gains (losses) on investments	64,569	16,863	(185,703)	(141,842)	3,661,010
Net realized and change in unrealized gains (losses) on investments	1,561,993	(699,176)	424,838	(449,965)	5,060,899
Net increase (decrease) in net assets resulting from operations	$1,505,819	$(289,124)	$317,225	$(14,379)	$4,810,808

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTII BlackRock Ultra-Short Term Bond Sub-Account	BHFTII Brighthouse Asset Allocation 20 Sub-Account	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account
Investment Income:
Dividends	$2,237,880	$320,944	$4,749,488	$7,416,670	$4,346,123
Expenses:
Mortality and expense risk and other charges	526,967	141,133	2,673,128	5,136,492	4,397,813
Administrative charges	98,640	27,613	506,126	1,005,731	798,139
Total expenses	625,607	168,746	3,179,254	6,142,223	5,195,952
Net investment income (loss)	1,612,273	152,198	1,570,234	1,274,447	(849,829)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	326,145	6,678,887	6,308,888
Realized gains (losses) on sale of investments	338,929	(253,037)	(4,892,640)	(7,777,426)	(5,060,079)
Net realized gains (losses)	338,929	(253,037)	(4,566,495)	(1,098,539)	1,248,809
Change in unrealized gains (losses) on investments	(682,342)	390,031	11,377,989	24,699,462	27,065,347
Net realized and change in unrealized gains (losses) on investments	(343,413)	136,994	6,811,494	23,600,923	28,314,156
Net increase (decrease) in net assets resulting from operations	$1,268,860	$289,192	$8,381,728	$24,875,370	$27,464,327

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account
Investment Income:
Dividends	$121,075	$98,756	$877,437	$8,833	$—
Expenses:
Mortality and expense risk and other charges	159,624	49,641	902,342	138,591	1,084,875
Administrative charges	29,251	9,723	167,034	27,211	216,457
Total expenses	188,875	59,364	1,069,376	165,802	1,301,332
Net investment income (loss)	(67,800)	39,392	(191,939)	(156,969)	(1,301,332)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,079,706	69,817	2,344,419	—	10,288,849
Realized gains (losses) on sale of investments	(43,688)	(257,873)	(47,040)	(287,331)	1,309,118
Net realized gains (losses)	1,036,018	(188,056)	2,297,379	(287,331)	11,597,967
Change in unrealized gains (losses) on investments	(607,335)	226,597	2,367,425	2,036,344	10,799,235
Net realized and change in unrealized gains (losses) on investments	428,683	38,541	4,664,804	1,749,013	22,397,202
Net increase (decrease) in net assets resulting from operations	$360,883	$77,933	$4,472,865	$1,592,044	$21,095,870

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTII Loomis Sayles Small Cap Core Sub-Account	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account
Investment Income:
Dividends	$—	$—	$950,027	$138,397	$275,087
Expenses:
Mortality and expense risk and other charges	10,543	4,606	400,140	153,147	115,350
Administrative charges	1,693	1,194	82,096	32,010	23,335
Total expenses	12,236	5,800	482,236	185,157	138,685
Net investment income (loss)	(12,236)	(5,800)	467,791	(46,760)	136,402
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	48,218	5,114	—	668,921	88,247
Realized gains (losses) on sale of investments	444	(3,436)	(454,596)	61,740	122,672
Net realized gains (losses)	48,662	1,678	(454,596)	730,661	210,919
Change in unrealized gains (losses) on investments	24,792	64,221	(244,917)	714,420	(214,061)
Net realized and change in unrealized gains (losses) on investments	73,454	65,899	(699,513)	1,445,081	(3,142)
Net increase (decrease) in net assets resulting from operations	$61,218	$60,099	$(231,722)	$1,398,321	$133,260

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Russell 2000® Index Sub-Account	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account
Investment Income:
Dividends	$187,499	$1,070,066	$127,787	$449,006	$63
Expenses:
Mortality and expense risk and other charges	178,101	1,201,633	67,521	332,869	141,479
Administrative charges	37,342	248,079	13,372	68,757	26,255
Total expenses	215,443	1,449,712	80,893	401,626	167,734
Net investment income (loss)	(27,944)	(379,646)	46,894	47,380	(167,671)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	526,038	6,372,012	253,988	2,512,133	1,010,854
Realized gains (losses) on sale of investments	(31,608)	3,151,988	10,096	(83,366)	69,624
Net realized gains (losses)	494,430	9,524,000	264,084	2,428,767	1,080,478
Change in unrealized gains (losses) on investments	885,910	10,680,835	(6,370)	170,783	(169,024)
Net realized and change in unrealized gains (losses) on investments	1,380,340	20,204,835	257,714	2,599,550	911,454
Net increase (decrease) in net assets resulting from operations	$1,352,396	$19,825,189	$304,608	$2,646,930	$743,783

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTII T. Rowe Price Large Cap Growth Sub-Account	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account
Investment Income:
Dividends	$—	$—	$80,932	$3,943,412	$850,930
Expenses:
Mortality and expense risk and other charges	702,780	5,837	44,464	658,588	363,428
Administrative charges	140,512	940	8,247	134,930	68,463
Total expenses	843,292	6,777	52,711	793,518	431,891
Net investment income (loss)	(843,292)	(6,777)	28,221	3,149,894	419,039
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,285,329	22,140	126,319	—	—
Realized gains (losses) on sale of investments	1,322,120	6,983	75,227	(1,055,297)	(205,457)
Net realized gains (losses)	4,607,449	29,123	201,546	(1,055,297)	(205,457)
Change in unrealized gains (losses) on investments	10,075,250	19,191	(336,024)	(424,275)	(1,581)
Net realized and change in unrealized gains (losses) on investments	14,682,699	48,314	(134,478)	(1,479,572)	(207,038)
Net increase (decrease) in net assets resulting from operations	$13,839,407	$41,537	$(106,257)	$1,670,322	$212,001

The accompanying notes are an integral part of these financial statements.

	BlackRock Global Allocation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP Mid Cap Sub-Account	FTVIPT Franklin Income VIP Sub-Account
Investment Income:
Dividends	$94,817	$16,718	$234	$40,357	$940,933
Expenses:
Mortality and expense risk and other charges	68,144	301,161	184	144,994	236,159
Administrative charges	15,915	51,630	36	28,001	41,451
Total expenses	84,059	352,791	220	172,995	277,610
Net investment income (loss)	10,758	(336,073)	14	(132,638)	663,323
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	513,244	2,673,436	878	1,584,943	77,091
Realized gains (losses) on sale of investments	(32,919)	1,602,279	184	353,058	(46,535)
Net realized gains (losses)	480,325	4,275,715	1,062	1,938,001	30,556
Change in unrealized gains (losses) on investments	(32,215)	2,154,040	741	(3,993)	296,016
Net realized and change in unrealized gains (losses) on investments	448,110	6,429,755	1,803	1,934,008	326,572
Net increase (decrease) in net assets resulting from operations	$458,868	$6,093,682	$1,817	$1,801,370	$989,895

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	FTVIPT Franklin Mutual Shares VIP Sub-Account	FTVIPT Franklin Small Cap Value VIP Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account	FTVIPT Templeton Global Bond VIP Sub-Account	Invesco V.I. Equity and Income Sub-Account
Investment Income:
Dividends	$43,921	$28,891	$230,086	$—	$207,603
Expenses:
Mortality and expense risk and other charges	26,015	35,762	145,413	66,040	155,559
Administrative charges	5,363	6,777	23,991	12,923	28,482
Total expenses	31,378	42,539	169,404	78,963	184,041
Net investment income (loss)	12,543	(13,648)	60,682	(78,963)	23,562
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	45,674	71,409	—	—	507,102
Realized gains (losses) on sale of investments	(1,675)	(17,493)	17,567	(150,186)	90,292
Net realized gains (losses)	43,999	53,916	17,567	(150,186)	597,394
Change in unrealized gains (losses) on investments	152,651	259,328	(324,007)	(522,273)	659,531
Net realized and change in unrealized gains (losses) on investments	196,650	313,244	(306,440)	(672,459)	1,256,925
Net increase (decrease) in net assets resulting from operations	$209,193	$299,596	$(245,758)	$(751,422)	$1,280,487

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. EQV International Equity Sub-Account	Invesco V.I. Main Street Small Cap® Sub-Account	Janus Henderson Global Sustainable Equity Sub-Account	LMPVET ClearBridge Variable Appreciation Sub-Account	LMPVET ClearBridge Variable Dividend Strategy Sub-Account
Investment Income:
Dividends	$96,174	$—	$266	$185,282	$171,265
Expenses:
Mortality and expense risk and other charges	72,762	36,433	2,671	339,738	182,434
Administrative charges	15,092	7,460	574	60,317	32,564
Total expenses	87,854	43,893	3,245	400,055	214,998
Net investment income (loss)	8,320	(43,893)	(2,979)	(214,773)	(43,733)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	33,247	115,488	2,380	2,866,751	1,600,133
Realized gains (losses) on sale of investments	95,875	100,149	1,989	1,439,359	295,956
Net realized gains (losses)	129,122	215,637	4,369	4,306,110	1,896,089
Change in unrealized gains (losses) on investments	(184,097)	164,612	(8,298)	1,098,352	220,747
Net realized and change in unrealized gains (losses) on investments	(54,975)	380,249	(3,929)	5,404,462	2,116,836
Net increase (decrease) in net assets resulting from operations	$(46,655)	$336,356	$(6,908)	$5,189,689	$2,073,103

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	LMPVET ClearBridge Variable Large Cap Growth Sub-Account	LMPVET ClearBridge Variable Large Cap Value Sub-Account	LMPVET ClearBridge Variable Small Cap Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Growth Sub-Account
Investment Income:
Dividends	$—	$1,515	$—	$25,170	$20,246
Expenses:
Mortality and expense risk and other charges	5,515	2,201	83,947	12,321	13,737
Administrative charges	964	361	13,521	2,515	2,699
Total expenses	6,479	2,562	97,468	14,836	16,436
Net investment income (loss)	(6,479)	(1,047)	(97,468)	10,334	3,810
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	18,768	17,958	247,008	30,205	83,915
Realized gains (losses) on sale of investments	11,281	22,398	20,633	18,396	17,138
Net realized gains (losses)	30,049	40,356	267,641	48,601	101,053
Change in unrealized gains (losses) on investments	59,571	(28,579)	40,737	37,794	54,717
Net realized and change in unrealized gains (losses) on investments	89,620	11,777	308,378	86,395	155,770
Net increase (decrease) in net assets resulting from operations	$83,141	$10,730	$210,910	$96,729	$159,580

The accompanying notes are an integral part of these financial statements.

	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	PIMCO VIT High Yield Sub-Account	PIMCO VIT Low Duration Sub-Account	Pioneer Mid Cap Value VCT Sub-Account
Investment Income:
Dividends	$471	$447,220	$4,504	$1,597	$30,280
Expenses:
Mortality and expense risk and other charges	422	87,709	923	489	22,084
Administrative charges	74	14,277	192	98	4,055
Total expenses	496	101,986	1,115	587	26,139
Net investment income (loss)	(25)	345,234	3,389	1,010	4,141
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,722	—	—	—	105,756
Realized gains (losses) on sale of investments	901	(113,286)	(40)	(119)	(55,187)
Net realized gains (losses)	2,623	(113,286)	(40)	(119)	50,569
Change in unrealized gains (losses) on investments	1,342	135,023	685	293	100,260
Net realized and change in unrealized gains (losses) on investments	3,965	21,737	645	174	150,829
Net increase (decrease) in net assets resulting from operations	$3,940	$366,971	$4,034	$1,184	$154,970

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2024

Putnam VT Sustainable Leaders Sub-Account
Investment Income:
Dividends	$2,038
Expenses:
Mortality and expense risk and other charges	6,891
Administrative charges	826
Total expenses	7,717
Net investment income (loss)	(5,679)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,358
Realized gains (losses) on sale of investments	3,824
Net realized gains (losses)	7,182
Change in unrealized gains (losses) on investments	100,061
Net realized and change in unrealized gains (losses) on investments	107,243
Net increase (decrease) in net assets resulting from operations	$101,564

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2024 and 2023

	American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account		American Funds® Growth Sub-Account		American Funds® Growth-Income Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(9,608)	$(140,417)	$(3,762)	$(29,170)	$(584,565)	$(498,103)	$(142,413)	$(62,965)
Net realized gains (losses)	1,511,138	2,026,808	80,027	(15,243)	4,216,675	3,389,965	2,465,781	1,869,731
Change in unrealized gains (losses) on investments	1,128,814	2,177,206	(34,690)	505,758	8,789,680	10,222,848	2,938,573	3,315,182
Net increase (decrease) in net assets resulting from operations	2,630,344	4,063,597	41,575	461,345	12,421,790	13,114,710	5,261,941	5,121,948
Contract Transactions:
Purchase payments received from Contract owners	94,969	150,565	46,346	79,404	20,928	103,890	581,579	593,717
Net transfers (including fixed account)	(298,134)	(896,769)	110,898	41,178	(3,267,851)	(2,068,343)	(1,067,300)	(458,965)
Contract charges	(177,228)	(184,893)	(28,768)	(29,772)	(301,588)	(303,792)	(174,068)	(173,970)
Transfers for Contract benefits and terminations	(2,467,890)	(1,638,229)	(357,702)	(219,702)	(4,573,684)	(4,178,907)	(2,776,904)	(2,798,693)
Net increase (decrease) in net assets resulting from Contract transactions	(2,848,283)	(2,569,326)	(229,226)	(128,892)	(8,122,195)	(6,447,152)	(3,436,693)	(2,837,911)
Net increase (decrease) in net assets	(217,939)	1,494,271	(187,651)	332,453	4,299,595	6,667,558	1,825,248	2,284,037
Net Assets:
Beginning of year	22,346,427	20,852,156	3,469,125	3,136,672	45,211,172	38,543,614	24,917,159	22,633,122
End of year	$22,128,488	$22,346,427	$3,281,474	$3,469,125	$49,510,767	$45,211,172	$26,742,407	$24,917,159

The accompanying notes are an integral part of these financial statements.

	American Funds® The Bond Fund of America Sub-Account		BHFTI AB Global Dynamic Allocation Sub-Account		BHFTI AB International Bond Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$207,304	$146,457	$(176,343)	$1,237,063	$34,185	$50,400
Net realized gains (losses)	(109,251)	(138,936)	(350,516)	(1,374,247)	(17,076)	(25,482)
Change in unrealized gains (losses) on investments	(112,185)	251,406	5,522,428	8,710,198	52,753	81,232
Net increase (decrease) in net assets resulting from operations	(14,132)	258,927	4,995,569	8,573,014	69,862	106,150
Contract Transactions:
Purchase payments received from Contract owners	777,231	714,000	591,835	1,470,747	90,932	98,294
Net transfers (including fixed account)	692,749	410,142	(1,232,028)	(795,425)	119,771	65,959
Contract charges	(76,572)	(77,896)	(1,497,616)	(1,511,038)	(24,285)	(23,627)
Transfers for Contract benefits and terminations	(961,386)	(944,303)	(9,143,494)	(7,280,855)	(78,860)	(49,089)
Net increase (decrease) in net assets resulting from Contract transactions	432,022	101,943	(11,281,303)	(8,116,571)	107,558	91,537
Net increase (decrease) in net assets	417,890	360,870	(6,285,734)	456,443	177,420	197,687
Net Assets:
Beginning of year	7,316,639	6,955,769	90,805,341	90,348,898	1,568,420	1,370,733
End of year	$7,734,529	$7,316,639	$84,519,607	$90,805,341	$1,745,840	$1,568,420

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Allspring Mid Cap Value Sub-Account		BHFTI American Funds® Balanced Allocation Sub-Account		BHFTI American Funds® Growth Allocation Sub-Account		BHFTI American Funds® Growth Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(92,590)	$(91,020)	$264,438	$1,625,745	$(463,285)	$567,680	$(1,527,549)	$75,828
Net realized gains (losses)	952,761	2,010,754	6,906,689	13,394,351	4,708,186	10,343,406	10,124,226	10,908,094
Change in unrealized gains (losses) on investments	682,680	(807,623)	13,500,104	13,185,856	10,256,887	8,501,346	18,451,324	15,819,695
Net increase (decrease) in net assets resulting from operations	1,542,851	1,112,111	20,671,231	28,205,952	14,501,788	19,412,432	27,048,001	26,803,617
Contract Transactions:
Purchase payments received from Contract owners	44,163	94,007	1,977,472	6,140,814	1,427,977	1,204,966	3,512,782	6,530,318
Net transfers (including fixed account)	(407,893)	109,646	5,010,889	51,631	(4,232,317)	(659,278)	(8,008,298)	(4,744,438)
Contract charges	(122,279)	(125,522)	(2,536,785)	(2,439,122)	(1,410,633)	(1,404,851)	(1,218,757)	(1,096,183)
Transfers for Contract benefits and terminations	(1,545,370)	(1,512,076)	(21,863,172)	(15,027,119)	(9,896,735)	(9,029,475)	(9,059,885)	(6,391,102)
Net increase (decrease) in net assets resulting from Contract transactions	(2,031,379)	(1,433,945)	(17,411,596)	(11,273,796)	(14,111,708)	(9,888,638)	(14,774,158)	(5,701,405)
Net increase (decrease) in net assets	(488,528)	(321,834)	3,259,635	16,932,156	390,080	9,523,794	12,273,843	21,102,212
Net Assets:
Beginning of year	15,799,703	16,121,537	213,553,600	196,621,444	120,233,604	110,709,810	97,632,764	76,530,552
End of year	$15,311,175	$15,799,703	$216,813,235	$213,553,600	$120,623,684	$120,233,604	$109,906,607	$97,632,764

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Moderate Allocation Sub-Account		BHFTI BlackRock Global Tactical Strategies Sub-Account		BHFTI BlackRock High Yield Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$618,090	$1,082,410	$37,907	$2,964,263	$3,151,106	$2,241,737
Net realized gains (losses)	1,791,676	4,373,285	(1,010,636)	(2,974,028)	(137,057)	(433,873)
Change in unrealized gains (losses) on investments	5,017,534	5,062,242	8,090,728	18,757,996	1,334,869	4,540,349
Net increase (decrease) in net assets resulting from operations	7,427,300	10,517,937	7,117,999	18,748,231	4,348,918	6,348,213
Contract Transactions:
Purchase payments received from Contract owners	1,798,690	2,554,638	385,663	684,266	2,575,312	4,236,658
Net transfers (including fixed account)	(283,483)	(419,165)	(544,130)	(1,679,693)	5,540,116	2,884,125
Contract charges	(1,233,846)	(1,237,206)	(2,776,473)	(2,807,779)	(911,286)	(863,132)
Transfers for Contract benefits and terminations	(9,691,047)	(8,766,909)	(16,561,870)	(14,049,108)	(4,479,812)	(3,868,494)
Net increase (decrease) in net assets resulting from Contract transactions	(9,409,686)	(7,868,642)	(19,496,810)	(17,852,314)	2,724,330	2,389,157
Net increase (decrease) in net assets	(1,982,386)	2,649,295	(12,378,811)	895,917	7,073,248	8,737,370
Net Assets:
Beginning of year	101,421,449	98,772,154	171,025,602	170,129,685	62,471,971	53,734,601
End of year	$99,439,063	$101,421,449	$158,646,791	$171,025,602	$69,545,219	$62,471,971

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Brighthouse Asset Allocation 100 Sub-Account		BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account		BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(763,571)	$1,053,220	$3,045,637	$5,690,374	$(93,138)	$(144,223)	$1,017,993	$520,871
Net realized gains (losses)	3,693,829	13,325,407	(6,853,436)	(8,508,879)	1,741,118	1,893,870	(60,240)	(64,372)
Change in unrealized gains (losses) on investments	8,245,286	2,301,436	11,530,052	26,489,480	(57,526)	1,102,280	(138,126)	681,255
Net increase (decrease) in net assets resulting from operations	11,175,544	16,680,063	7,722,253	23,670,975	1,590,454	2,851,927	819,627	1,137,754
Contract Transactions:
Purchase payments received from Contract owners	109,984	735,147	763,070	759,177	177,109	279,649	453,248	636,997
Net transfers (including fixed account)	(2,784,857)	(1,142,099)	(3,400,600)	(1,154,553)	(431,798)	557,083	848,705	292,241
Contract charges	(769,811)	(804,453)	(4,863,983)	(5,004,521)	(191,292)	(194,064)	(164,667)	(166,186)
Transfers for Contract benefits and terminations	(12,200,983)	(8,431,211)	(36,267,669)	(26,868,350)	(2,543,301)	(2,147,934)	(2,018,223)	(965,286)
Net increase (decrease) in net assets resulting from Contract transactions	(15,645,667)	(9,642,616)	(43,769,182)	(32,268,247)	(2,989,282)	(1,505,266)	(880,937)	(202,234)
Net increase (decrease) in net assets	(4,470,123)	7,037,447	(36,046,929)	(8,597,272)	(1,398,828)	1,346,661	(61,310)	935,520
Net Assets:
Beginning of year	99,597,194	92,559,747	321,116,966	329,714,238	25,462,761	24,116,100	13,226,482	12,290,962
End of year	$95,127,071	$99,597,194	$285,070,037	$321,116,966	$24,063,933	$25,462,761	$13,165,172	$13,226,482

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account		BHFTI Brighthouse/Wellington Large Cap Research Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$307,107	$262,399	$(31,109)	$(31,580)	$(21,668)	$(17,209)
Net realized gains (losses)	(118,300)	(179,341)	(50,251)	(114,745)	161,596	98,763
Change in unrealized gains (losses) on investments	208,588	437,802	(191,385)	182,686	155,972	253,731
Net increase (decrease) in net assets resulting from operations	397,395	520,860	(272,745)	36,361	295,900	335,285
Contract Transactions:
Purchase payments received from Contract owners	139,035	373,170	1,991	6,137	—	—
Net transfers (including fixed account)	646,569	990,317	301,065	50,148	(67,746)	(32,527)
Contract charges	(163,237)	(165,911)	(25,793)	(27,222)	(17,566)	(18,492)
Transfers for Contract benefits and terminations	(1,027,922)	(1,094,683)	(173,943)	(249,538)	(168,800)	(158,367)
Net increase (decrease) in net assets resulting from Contract transactions	(405,555)	102,893	103,320	(220,475)	(254,112)	(209,386)
Net increase (decrease) in net assets	(8,160)	623,753	(169,425)	(184,114)	41,788	125,899
Net Assets:
Beginning of year	13,529,253	12,905,500	2,106,302	2,290,416	1,642,953	1,517,054
End of year	$13,521,093	$13,529,253	$1,936,877	$2,106,302	$1,684,741	$1,642,953
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI CBRE Global Real Estate Sub-Account		BHFTI Harris Oakmark International Sub-Account		BHFTI Invesco Balanced-Risk Allocation Sub-Account		BHFTI Invesco Comstock Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$269,420	$127,419	$227,970	$142,377	$14,264	$612,227	$39,087	$151,088
Net realized gains (losses)	(96,712)	(151,682)	(79,466)	(325,558)	(689,409)	(833,138)	3,299,541	5,598,508
Change in unrealized gains (losses) on investments	(288,869)	1,597,128	(2,883,420)	7,218,273	1,526,925	1,800,848	970,371	(2,531,450)
Net increase (decrease) in net assets resulting from operations	(116,161)	1,572,865	(2,734,916)	7,035,092	851,780	1,579,937	4,308,999	3,218,146
Contract Transactions:
Purchase payments received from Contract owners	29,508	69,113	278,349	466,282	234,424	456,249	867,874	1,095,559
Net transfers (including fixed account)	13,546	820,395	3,117,171	(2,410,706)	233,909	1,433,231	60,223	172,633
Contract charges	(121,134)	(125,675)	(395,734)	(430,739)	(493,472)	(500,729)	(292,408)	(285,426)
Transfers for Contract benefits and terminations	(1,695,268)	(1,095,915)	(3,954,303)	(3,575,754)	(3,728,840)	(3,028,474)	(3,439,727)	(2,481,276)
Net increase (decrease) in net assets resulting from Contract transactions	(1,773,348)	(332,082)	(954,517)	(5,950,917)	(3,753,979)	(1,639,723)	(2,804,038)	(1,498,510)
Net increase (decrease) in net assets	(1,889,509)	1,240,783	(3,689,433)	1,084,175	(2,902,199)	(59,786)	1,504,961	1,719,636
Net Assets:
Beginning of year	15,582,771	14,341,988	43,604,539	42,520,364	32,621,515	32,681,301	33,429,318	31,709,682
End of year	$13,693,262	$15,582,771	$39,915,106	$43,604,539	$29,719,316	$32,621,515	$34,934,279	$33,429,318

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Sub-Account		BHFTI Invesco Small Cap Growth Sub-Account		BHFTI JPMorgan Core Bond Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(56,384)	$(46,193)	$(608,451)	$(539,244)	$504,160	$361,881
Net realized gains (losses)	545,958	238,222	(2,155,462)	(1,196,139)	(354,869)	(344,591)
Change in unrealized gains (losses) on investments	93,420	854,182	8,431,566	5,412,712	(9,892)	1,139,822
Net increase (decrease) in net assets resulting from operations	582,994	1,046,211	5,667,653	3,677,329	139,399	1,157,112
Contract Transactions:
Purchase payments received from Contract owners	48,603	446,899	827,289	1,675,811	611,968	1,170,169
Net transfers (including fixed account)	(149,012)	(212,753)	(1,903,472)	2,913,805	3,795,433	2,706,284
Contract charges	(34,059)	(28,937)	(453,733)	(426,005)	(378,414)	(377,391)
Transfers for Contract benefits and terminations	(720,661)	(213,743)	(3,382,478)	(2,542,561)	(3,239,493)	(2,134,242)
Net increase (decrease) in net assets resulting from Contract transactions	(855,129)	(8,534)	(4,912,394)	1,621,050	789,494	1,364,820
Net increase (decrease) in net assets	(272,135)	1,037,677	755,259	5,298,379	928,893	2,521,932
Net Assets:
Beginning of year	4,170,573	3,132,896	39,665,799	34,367,420	30,054,832	27,532,900
End of year	$3,898,438	$4,170,573	$40,421,058	$39,665,799	$30,983,725	$30,054,832

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI JPMorgan Global Active Allocation Sub-Account		BHFTI JPMorgan Small Cap Value Sub-Account		BHFTI Loomis Sayles Global Allocation Sub-Account		BHFTI Loomis Sayles Growth Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(237,798)	$192,237	$(732)	$(10,639)	$(140,039)	$(281,516)	$(885,643)	$(803,700)
Net realized gains (losses)	(370,627)	(1,258,040)	(41,521)	198,941	1,099,197	559,437	7,114,909	3,568,147
Change in unrealized gains (losses) on investments	2,514,153	5,545,589	294,108	170,494	997,522	3,081,156	9,327,383	17,391,157
Net increase (decrease) in net assets resulting from operations	1,905,728	4,479,786	251,855	358,796	1,956,680	3,359,077	15,556,649	20,155,604
Contract Transactions:
Purchase payments received from Contract owners	258,598	1,200,811	883	4,178	238,410	648,777	546,775	418,512
Net transfers (including fixed account)	565,004	(1,104,973)	15,794	174,094	(558,575)	(260,954)	(5,077,936)	(5,209,127)
Contract charges	(758,297)	(752,003)	(26,368)	(27,882)	(197,971)	(195,832)	(418,728)	(435,391)
Transfers for Contract benefits and terminations	(5,994,680)	(4,405,023)	(361,669)	(224,090)	(1,462,994)	(1,350,293)	(5,865,574)	(5,331,014)
Net increase (decrease) in net assets resulting from Contract transactions	(5,929,375)	(5,061,188)	(371,360)	(73,700)	(1,981,130)	(1,158,302)	(10,815,463)	(10,557,020)
Net increase (decrease) in net assets	(4,023,647)	(581,402)	(119,505)	285,096	(24,450)	2,200,775	4,741,186	9,598,584
Net Assets:
Beginning of year	51,698,668	52,280,070	3,510,658	3,225,562	19,296,139	17,095,364	53,586,977	43,988,393
End of year	$47,675,021	$51,698,668	$3,391,153	$3,510,658	$19,271,689	$19,296,139	$58,328,163	$53,586,977

The accompanying notes are an integral part of these financial statements.

	BHFTI MetLife Multi-Index Targeted Risk Sub-Account		BHFTI MFS® Research International Sub-Account		BHFTI Morgan Stanley Discovery Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$380,062	$350,422	$5,943	$(25,624)	$(162,103)	$(144,092)
Net realized gains (losses)	(488,639)	(1,015,466)	819,948	542,749	(2,270,232)	(1,824,875)
Change in unrealized gains (losses) on investments	2,407,857	5,007,451	(446,394)	2,095,060	6,111,223	5,280,104
Net increase (decrease) in net assets resulting from operations	2,299,280	4,342,407	379,497	2,612,185	3,678,888	3,311,137
Contract Transactions:
Purchase payments received from Contract owners	62,796	676,976	134,384	189,034	93,190	109,651
Net transfers (including fixed account)	1,301,220	(297,669)	820,451	(499,270)	(1,684,611)	340,814
Contract charges	(596,683)	(592,466)	(204,536)	(219,166)	(103,985)	(100,254)
Transfers for Contract benefits and terminations	(4,471,287)	(2,934,751)	(2,321,353)	(2,299,703)	(1,145,451)	(801,542)
Net increase (decrease) in net assets resulting from Contract transactions	(3,703,954)	(3,147,910)	(1,571,054)	(2,829,105)	(2,840,857)	(451,331)
Net increase (decrease) in net assets	(1,404,674)	1,194,497	(1,191,557)	(216,920)	838,031	2,859,806
Net Assets:
Beginning of year	38,810,608	37,616,111	24,781,866	24,998,786	11,233,511	8,373,705
End of year	$37,405,934	$38,810,608	$23,590,309	$24,781,866	$12,071,542	$11,233,511

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI PanAgora Global Diversified Risk Sub-Account		BHFTI PIMCO Inflation Protected Bond Sub-Account		BHFTI PIMCO Total Return Sub-Account		BHFTI Schroders Global Multi-Asset Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(780,309)	$4,797,597	$(764,672)	$255,002	$1,381,689	$1,361,971	$94,807	$147,915
Net realized gains (losses)	(3,616,776)	(3,435,859)	(381,212)	(775,303)	(1,662,193)	(1,869,933)	170,348	(527,418)
Change in unrealized gains (losses) on investments	6,247,866	922,939	1,472,931	1,449,585	1,262,340	4,848,239	2,111,263	4,085,983
Net increase (decrease) in net assets resulting from operations	1,850,781	2,284,677	327,047	929,284	981,836	4,340,277	2,376,418	3,706,480
Contract Transactions:
Purchase payments received from Contract owners	144,320	106,209	133,206	490,670	607,412	1,255,200	83,629	157,112
Net transfers (including fixed account)	558,333	1,258,517	4,236,982	3,551,656	8,873,911	6,647,290	(469,835)	(416,908)
Contract charges	(1,281,695)	(1,335,279)	(524,359)	(544,421)	(1,169,556)	(1,210,772)	(461,139)	(461,687)
Transfers for Contract benefits and terminations	(8,094,712)	(6,656,881)	(5,869,779)	(4,932,619)	(12,323,682)	(8,326,785)	(3,109,657)	(2,756,241)
Net increase (decrease) in net assets resulting from Contract transactions	(8,673,754)	(6,627,434)	(2,023,950)	(1,434,714)	(4,011,915)	(1,635,067)	(3,957,002)	(3,477,724)
Net increase (decrease) in net assets	(6,822,973)	(4,342,757)	(1,696,903)	(505,430)	(3,030,079)	2,705,210	(1,580,584)	228,756
Net Assets:
Beginning of year	73,852,817	78,195,574	48,222,981	48,728,411	103,324,568	100,619,358	29,955,661	29,726,905
End of year	$67,029,844	$73,852,817	$46,526,078	$48,222,981	$100,294,489	$103,324,568	$28,375,077	$29,955,661

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(23,669)	$(121,935)	$18,439	$15,716	$733,530	$642,965
Net realized gains (losses)	(248,247)	(338,175)	(1,111)	(8,248)	(278,966)	(1,080,069)
Change in unrealized gains (losses) on investments	794,443	1,523,555	78,960	87,031	7,017,227	9,762,286
Net increase (decrease) in net assets resulting from operations	522,527	1,063,445	96,288	94,499	7,471,791	9,325,182
Contract Transactions:
Purchase payments received from Contract owners	101,575	81,409	78,858	55,485	1,701,629	961,713
Net transfers (including fixed account)	1,173,274	575,102	11,303	28,440	(69,564)	356,651
Contract charges	(203,513)	(218,986)	(14,516)	(13,491)	(1,038,966)	(1,027,902)
Transfers for Contract benefits and terminations	(2,717,173)	(1,881,647)	(34,483)	(13,114)	(7,040,183)	(4,798,705)
Net increase (decrease) in net assets resulting from Contract transactions	(1,645,837)	(1,444,122)	41,162	57,320	(6,447,084)	(4,508,243)
Net increase (decrease) in net assets	(1,123,310)	(380,677)	137,450	151,819	1,024,707	4,816,939
Net Assets:
Beginning of year	21,655,433	22,036,110	973,498	821,679	83,098,775	78,281,836
End of year	$20,532,123	$21,655,433	$1,110,948	$973,498	$84,123,482	$83,098,775

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI SSGA Growth ETF Sub-Account		BHFTI T. Rowe Price Large Cap Value Sub-Account		BHFTI T. Rowe Price Mid Cap Growth Sub-Account		BHFTI Victory Sycamore Mid Cap Value Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$252,145	$168,308	$286,027	$176,053	$(922,457)	$(840,772)	$(56,174)	$(14,926)
Net realized gains (losses)	(166,565)	1,732,919	2,717,509	7,804,039	5,932,258	2,229,391	1,497,424	2,156,367
Change in unrealized gains (losses) on investments	4,786,822	3,952,085	2,318,667	(3,638,024)	(483,538)	7,999,399	64,569	(672,136)
Net increase (decrease) in net assets resulting from operations	4,872,402	5,853,312	5,322,203	4,342,068	4,526,263	9,388,018	1,505,819	1,469,305
Contract Transactions:
Purchase payments received from Contract owners	35,933	377,751	826,353	1,217,521	730,847	1,579,443	306,177	513,545
Net transfers (including fixed account)	(698,923)	24,567	(561,462)	1,988,419	310,119	130,959	(101,514)	412,155
Contract charges	(542,449)	(545,414)	(507,775)	(495,956)	(640,478)	(636,531)	(185,570)	(183,669)
Transfers for Contract benefits and terminations	(4,140,936)	(2,759,912)	(6,058,315)	(4,542,699)	(5,314,709)	(3,761,510)	(1,896,241)	(1,218,736)
Net increase (decrease) in net assets resulting from Contract transactions	(5,346,375)	(2,903,008)	(6,301,199)	(1,832,715)	(4,914,221)	(2,687,639)	(1,877,148)	(476,705)
Net increase (decrease) in net assets	(473,973)	2,950,304	(978,996)	2,509,353	(387,958)	6,700,379	(371,329)	992,600
Net Assets:
Beginning of year	46,033,493	43,083,189	58,050,408	55,541,055	59,843,786	53,143,407	18,802,000	17,809,400
End of year	$45,559,520	$46,033,493	$57,071,412	$58,050,408	$59,455,828	$59,843,786	$18,430,671	$18,802,000

The accompanying notes are an integral part of these financial statements.

	BHFTI Western Asset Management Government Income Sub-Account		BHFTII Baillie Gifford International Stock Sub-Account		BHFTII BlackRock Bond Income Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$410,052	$325,769	$(107,613)	$(57,361)	$435,586	$249,543
Net realized gains (losses)	(716,039)	(630,836)	610,541	(266,767)	(308,123)	(309,324)
Change in unrealized gains (losses) on investments	16,863	1,052,943	(185,703)	2,120,422	(141,842)	726,561
Net increase (decrease) in net assets resulting from operations	(289,124)	747,876	317,225	1,796,294	(14,379)	666,780
Contract Transactions:
Purchase payments received from Contract owners	280,241	587,229	128,891	61,591	817,010	792,349
Net transfers (including fixed account)	2,751,267	442,652	(407,596)	106,362	1,299,106	1,065,062
Contract charges	(444,207)	(458,013)	(128,537)	(140,725)	(208,058)	(204,466)
Transfers for Contract benefits and terminations	(4,132,745)	(3,167,693)	(1,622,980)	(937,819)	(1,596,073)	(1,022,052)
Net increase (decrease) in net assets resulting from Contract transactions	(1,545,444)	(2,595,825)	(2,030,222)	(910,591)	311,985	630,893
Net increase (decrease) in net assets	(1,834,568)	(1,847,949)	(1,712,997)	885,703	297,606	1,297,673
Net Assets:
Beginning of year	25,906,390	27,754,339	11,922,135	11,036,432	16,986,015	15,688,342
End of year	$24,071,822	$25,906,390	$10,209,138	$11,922,135	$17,283,621	$16,986,015

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII BlackRock Capital Appreciation Sub-Account		BHFTII BlackRock Ultra-Short Term Bond Sub-Account		BHFTII Brighthouse Asset Allocation 20 Sub-Account		BHFTII Brighthouse Asset Allocation 40 Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(250,091)	$(206,988)	$1,612,273	$(57,497)	$152,198	$218,530	$1,570,234	$3,988,562
Net realized gains (losses)	1,399,889	(364,935)	338,929	210,970	(253,037)	19,426	(4,566,495)	4,798,528
Change in unrealized gains (losses) on investments	3,661,010	6,416,748	(682,342)	1,204,728	390,031	476,577	11,377,989	8,855,330
Net increase (decrease) in net assets resulting from operations	4,810,808	5,844,825	1,268,860	1,358,201	289,192	714,533	8,381,728	17,642,420
Contract Transactions:
Purchase payments received from Contract owners	397,223	967,843	451,037	1,481,541	13,607	49,960	738,064	664,058
Net transfers (including fixed account)	(1,603,408)	(1,647,937)	6,153,375	1,210,699	(698,314)	213,461	(940,627)	2,013,273
Contract charges	(234,888)	(213,370)	(565,706)	(608,444)	(126,440)	(129,721)	(2,354,511)	(2,461,779)
Transfers for Contract benefits and terminations	(1,336,038)	(906,851)	(12,943,057)	(5,429,341)	(1,754,182)	(1,103,164)	(23,706,011)	(23,684,211)
Net increase (decrease) in net assets resulting from Contract transactions	(2,777,111)	(1,800,315)	(6,904,351)	(3,345,545)	(2,565,329)	(969,464)	(26,263,085)	(23,468,659)
Net increase (decrease) in net assets	2,033,697	4,044,510	(5,635,491)	(1,987,344)	(2,276,137)	(254,931)	(17,881,357)	(5,826,239)
Net Assets:
Beginning of year	16,999,105	12,954,595	42,384,563	44,371,907	11,690,903	11,945,834	208,713,924	214,540,163
End of year	$19,032,802	$16,999,105	$36,749,072	$42,384,563	$9,414,766	$11,690,903	$190,832,567	$208,713,924

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 60 Sub-Account		BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,274,447	$6,359,012	$(849,829)	$4,231,623	$(67,800)	$(113,339)
Net realized gains (losses)	(1,098,539)	22,452,582	1,248,809	28,009,206	1,036,018	1,481,401
Change in unrealized gains (losses) on investments	24,699,462	15,950,708	27,065,347	11,415,380	(607,335)	371,174
Net increase (decrease) in net assets resulting from operations	24,875,370	44,762,302	27,464,327	43,656,209	360,883	1,739,236
Contract Transactions:
Purchase payments received from Contract owners	1,072,265	1,916,272	376,886	1,224,098	8,571	35,308
Net transfers (including fixed account)	313,198	(1,307,464)	(3,198,782)	(771,757)	127,817	65,055
Contract charges	(4,131,890)	(4,206,501)	(2,847,098)	(2,889,102)	(82,218)	(92,155)
Transfers for Contract benefits and terminations	(45,255,757)	(36,603,114)	(30,254,581)	(24,955,297)	(1,169,472)	(1,219,933)
Net increase (decrease) in net assets resulting from Contract transactions	(48,002,184)	(40,200,807)	(35,923,575)	(27,392,058)	(1,115,302)	(1,211,725)
Net increase (decrease) in net assets	(23,126,814)	4,561,495	(8,459,248)	16,264,151	(754,419)	527,511
Net Assets:
Beginning of year	403,190,789	398,629,294	314,611,092	298,346,941	11,821,834	11,294,323
End of year	$380,063,975	$403,190,789	$306,151,844	$314,611,092	$11,067,415	$11,821,834

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII Brighthouse/Dimensional International Small Company Sub-Account		BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account		BHFTII Jennison Growth Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$39,392	$33,295	$(191,939)	$(187,920)	$(156,969)	$(150,834)	$(1,301,332)	$(1,066,438)
Net realized gains (losses)	(188,056)	27,170	2,297,379	6,599,373	(287,331)	(450,741)	11,597,967	(2,492,490)
Change in unrealized gains (losses) on investments	226,597	431,636	2,367,425	(2,783,610)	2,036,344	2,073,245	10,799,235	32,243,967
Net increase (decrease) in net assets resulting from operations	77,933	492,101	4,472,865	3,627,843	1,592,044	1,471,670	21,095,870	28,685,039
Contract Transactions:
Purchase payments received from Contract owners	15,325	89,471	609,173	262,313	26,099	170,952	4,911,721	2,019,074
Net transfers (including fixed account)	(673,514)	(29,854)	493,075	1,468,350	(502,534)	417,617	(5,165,190)	(6,986,991)
Contract charges	(41,125)	(46,994)	(508,610)	(562,664)	(97,407)	(94,277)	(821,562)	(772,256)
Transfers for Contract benefits and terminations	(427,141)	(233,847)	(8,950,038)	(8,272,154)	(800,968)	(799,519)	(7,357,546)	(4,971,554)
Net increase (decrease) in net assets resulting from Contract transactions	(1,126,455)	(221,224)	(8,356,400)	(7,104,155)	(1,374,810)	(305,227)	(8,432,577)	(10,711,727)
Net increase (decrease) in net assets	(1,048,522)	270,877	(3,883,535)	(3,476,312)	217,234	1,166,443	12,663,293	17,973,312
Net Assets:
Beginning of year	4,518,175	4,247,298	66,752,088	70,228,400	10,559,206	9,392,763	78,061,697	60,088,385
End of year	$3,469,653	$4,518,175	$62,868,553	$66,752,088	$10,776,440	$10,559,206	$90,724,990	$78,061,697

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Core Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account		BHFTII MetLife Aggregate Bond Index Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(12,236)	$(12,506)	$(5,800)	$(5,202)	$467,791	$370,139
Net realized gains (losses)	48,662	17,078	1,678	(6,760)	(454,596)	(435,947)
Change in unrealized gains (losses) on investments	24,792	91,542	64,221	55,265	(244,917)	1,121,955
Net increase (decrease) in net assets resulting from operations	61,218	96,114	60,099	43,303	(231,722)	1,056,147
Contract Transactions:
Purchase payments received from Contract owners	—	5,000	—	2,378	845,129	1,592,375
Net transfers (including fixed account)	(11,098)	(3,210)	(9,114)	11,736	3,826,741	2,884,877
Contract charges	(8,799)	(8,579)	(3,749)	(3,710)	(443,761)	(429,093)
Transfers for Contract benefits and terminations	(62,034)	(123,026)	(23,568)	(15,995)	(3,788,502)	(2,613,231)
Net increase (decrease) in net assets resulting from Contract transactions	(81,931)	(129,815)	(36,431)	(5,591)	439,607	1,434,928
Net increase (decrease) in net assets	(20,713)	(33,701)	23,668	37,712	207,885	2,491,075
Net Assets:
Beginning of year	682,355	716,056	457,983	420,271	32,331,267	29,840,192
End of year	$661,642	$682,355	$481,651	$457,983	$32,539,152	$32,331,267

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII MetLife Mid Cap Stock Index Sub-Account		BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account		BHFTII MetLife Stock Index Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(46,760)	$(41,951)	$136,402	$66,068	$(27,944)	$(44,472)	$(379,646)	$(201,287)
Net realized gains (losses)	730,661	698,262	210,919	95,945	494,430	116,966	9,524,000	6,981,527
Change in unrealized gains (losses) on investments	714,420	917,998	(214,061)	1,109,741	885,910	1,919,706	10,680,835	11,110,480
Net increase (decrease) in net assets resulting from operations	1,398,321	1,574,309	133,260	1,271,754	1,352,396	1,992,200	19,825,189	17,890,720
Contract Transactions:
Purchase payments received from Contract owners	298,709	396,202	210,397	145,177	477,481	500,792	2,907,048	5,718,073
Net transfers (including fixed account)	(268,782)	637,457	594,405	(169,103)	(704,411)	1,034,899	(3,560,639)	(970,869)
Contract charges	(158,918)	(148,883)	(113,411)	(111,356)	(185,592)	(176,779)	(982,106)	(889,493)
Transfers for Contract benefits and terminations	(1,013,017)	(664,631)	(589,910)	(546,183)	(1,228,452)	(783,945)	(7,653,024)	(8,337,126)
Net increase (decrease) in net assets resulting from Contract transactions	(1,142,008)	220,145	101,481	(681,465)	(1,640,974)	574,967	(9,288,721)	(4,479,415)
Net increase (decrease) in net assets	256,313	1,794,454	234,741	590,289	(288,578)	2,567,167	10,536,468	13,411,305
Net Assets:
Beginning of year	12,592,095	10,797,641	8,985,988	8,395,699	15,098,496	12,531,329	90,830,482	77,419,177
End of year	$12,848,408	$12,592,095	$9,220,729	$8,985,988	$14,809,918	$15,098,496	$101,366,950	$90,830,482

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account		BHFTII Neuberger Berman Genesis Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$46,894	$26,544	$47,380	$48,969	$(167,671)	$(159,604)
Net realized gains (losses)	264,084	236,935	2,428,767	2,846,627	1,080,478	905,252
Change in unrealized gains (losses) on investments	(6,370)	157,349	170,783	(1,295,130)	(169,024)	544,476
Net increase (decrease) in net assets resulting from operations	304,608	420,828	2,646,930	1,600,466	743,783	1,290,124
Contract Transactions:
Purchase payments received from Contract owners	9,960	29,292	141,920	677,794	147,580	146,155
Net transfers (including fixed account)	200,275	162,963	(203,305)	888,602	(200,623)	408,621
Contract charges	(38,018)	(39,023)	(309,322)	(302,183)	(98,162)	(97,345)
Transfers for Contract benefits and terminations	(404,569)	(912,009)	(2,720,777)	(2,263,518)	(1,240,183)	(1,000,593)
Net increase (decrease) in net assets resulting from Contract transactions	(232,352)	(758,777)	(3,091,484)	(999,305)	(1,391,388)	(543,162)
Net increase (decrease) in net assets	72,256	(337,949)	(444,554)	601,161	(647,605)	746,962
Net Assets:
Beginning of year	5,215,375	5,553,324	26,773,104	26,171,943	10,568,610	9,821,648
End of year	$5,287,631	$5,215,375	$26,328,550	$26,773,104	$9,921,005	$10,568,610

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII T. Rowe Price Large Cap Growth Sub-Account		BHFTII T. Rowe Price Small Cap Growth Sub-Account		BHFTII VanEck Global Natural Resources Sub-Account		BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(843,292)	$(726,293)	$(6,777)	$(6,600)	$28,221	$40,817	$3,149,894	$2,706,628
Net realized gains (losses)	4,607,449	(1,737,982)	29,123	8,174	201,546	49,147	(1,055,297)	(1,203,436)
Change in unrealized gains (losses) on investments	10,075,250	20,060,532	19,191	66,384	(336,024)	(252,803)	(424,275)	2,456,439
Net increase (decrease) in net assets resulting from operations	13,839,407	17,596,257	41,537	67,958	(106,257)	(162,839)	1,670,322	3,959,631
Contract Transactions:
Purchase payments received from Contract owners	871,664	1,664,939	—	—	1,720	2,248	386,961	969,296
Net transfers (including fixed account)	(3,735,731)	(4,037,774)	(46,969)	6,017	237,851	436,059	3,253,730	2,117,740
Contract charges	(658,347)	(623,405)	(4,550)	(4,444)	(39,124)	(40,512)	(560,768)	(582,793)
Transfers for Contract benefits and terminations	(6,819,790)	(3,336,689)	(59,601)	(14,124)	(307,785)	(275,017)	(6,367,356)	(4,692,605)
Net increase (decrease) in net assets resulting from Contract transactions	(10,342,204)	(6,332,929)	(111,120)	(12,551)	(107,338)	122,778	(3,287,433)	(2,188,362)
Net increase (decrease) in net assets	3,497,203	11,263,328	(69,583)	55,407	(213,595)	(40,061)	(1,617,111)	1,771,269
Net Assets:
Beginning of year	52,589,607	41,326,279	412,215	356,808	3,231,231	3,271,292	55,243,966	53,472,697
End of year	$56,086,810	$52,589,607	$342,632	$412,215	$3,017,636	$3,231,231	$53,626,855	$55,243,966

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management U.S. Government Sub-Account		BlackRock Global Allocation V.I. Sub-Account		Fidelity® VIP Contrafund® Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$419,039	$191,418	$10,758	$73,010	$(336,073)	$(230,726)
Net realized gains (losses)	(205,457)	(247,769)	480,325	(64,600)	4,275,715	1,303,359
Change in unrealized gains (losses) on investments	(1,581)	891,207	(32,215)	573,181	2,154,040	4,137,460
Net increase (decrease) in net assets resulting from operations	212,001	834,856	458,868	581,591	6,093,682	5,210,093
Contract Transactions:
Purchase payments received from Contract owners	668,855	5,715,204	349,493	533,169	794,066	682,755
Net transfers (including fixed account)	2,967,387	1,035,295	41,498	(44,878)	(1,767,755)	(894,743)
Contract charges	(373,027)	(309,631)	(97,031)	(85,895)	(169,591)	(157,658)
Transfers for Contract benefits and terminations	(2,861,311)	(1,813,671)	(249,535)	(84,791)	(2,022,095)	(1,734,733)
Net increase (decrease) in net assets resulting from Contract transactions	401,904	4,627,197	44,425	317,605	(3,165,375)	(2,104,379)
Net increase (decrease) in net assets	613,905	5,462,053	503,293	899,196	2,928,307	3,105,714
Net Assets:
Beginning of year	29,788,739	24,326,686	6,005,839	5,106,643	20,405,274	17,299,560
End of year	$30,402,644	$29,788,739	$6,509,132	$6,005,839	$23,333,581	$20,405,274
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	Fidelity® VIP Equity-Income Sub-Account		Fidelity® VIP Mid Cap Sub-Account		FTVIPT Franklin Income VIP Sub-Account		FTVIPT Franklin Mutual Shares VIP Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$14	$25	$(132,638)	$(112,870)	$663,323	$602,587	$12,543	$11,376
Net realized gains (losses)	1,062	561	1,938,001	341,944	30,556	945,400	43,999	164,799
Change in unrealized gains (losses) on investments	741	568	(3,993)	1,199,116	296,016	(395,239)	152,651	75,596
Net increase (decrease) in net assets resulting from operations	1,817	1,154	1,801,370	1,428,190	989,895	1,152,748	209,193	251,771
Contract Transactions:
Purchase payments received from Contract owners	—	—	303,201	386,678	582,089	1,087,353	26,994	100,493
Net transfers (including fixed account)	(600)	(298)	(399,403)	112,445	639,500	378,631	6,043	(36,994)
Contract charges	(106)	(104)	(91,582)	(91,954)	(136,065)	(130,352)	(17,072)	(17,121)
Transfers for Contract benefits and terminations	(4)	(1,215)	(1,767,942)	(900,178)	(1,460,620)	(1,422,497)	(259,694)	(243,567)
Net increase (decrease) in net assets resulting from Contract transactions	(710)	(1,617)	(1,955,726)	(493,009)	(375,096)	(86,865)	(243,729)	(197,189)
Net increase (decrease) in net assets	1,107	(463)	(154,356)	935,181	614,799	1,065,883	(34,536)	54,582
Net Assets:
Beginning of year	13,608	14,071	11,994,291	11,059,110	17,542,530	16,476,647	2,224,678	2,170,096
End of year	$14,715	$13,608	$11,839,935	$11,994,291	$18,157,329	$17,542,530	$2,190,142	$2,224,678

The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Small Cap Value VIP Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account		FTVIPT Templeton Global Bond VIP Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(13,648)	$(23,604)	$60,682	$139,360	$(78,963)	$(78,263)
Net realized gains (losses)	53,916	119,414	17,567	(122,438)	(150,186)	(144,484)
Change in unrealized gains (losses) on investments	259,328	222,674	(324,007)	1,621,999	(522,273)	312,322
Net increase (decrease) in net assets resulting from operations	299,596	318,484	(245,758)	1,638,921	(751,422)	89,575
Contract Transactions:
Purchase payments received from Contract owners	92,615	115,639	11,916	30,252	248,585	270,822
Net transfers (including fixed account)	(64,957)	83,158	659,660	(562,940)	675,819	234,380
Contract charges	(25,604)	(25,482)	(67,673)	(75,198)	(59,389)	(63,469)
Transfers for Contract benefits and terminations	(305,525)	(200,272)	(600,673)	(1,058,692)	(604,341)	(466,164)
Net increase (decrease) in net assets resulting from Contract transactions	(303,471)	(26,957)	3,230	(1,666,578)	260,674	(24,431)
Net increase (decrease) in net assets	(3,875)	291,527	(242,528)	(27,657)	(490,748)	65,144
Net Assets:
Beginning of year	3,043,269	2,751,742	9,464,516	9,492,173	5,893,915	5,828,771
End of year	$3,039,394	$3,043,269	$9,221,988	$9,464,516	$5,403,167	$5,893,915

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	Invesco V.I. Equity and Income Sub-Account		Invesco V.I. EQV International Equity Sub-Account		Invesco V.I. Main Street Small Cap® Sub-Account		Janus Henderson Global Sustainable Equity Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$23,562	$42,869	$8,320	$(86,919)	$(43,893)	$(12,213)	$(2,979)	$(180)
Net realized gains (losses)	597,394	644,269	129,122	14,715	215,637	17,801	4,369	72
Change in unrealized gains (losses) on investments	659,531	330,076	(184,097)	1,054,982	164,612	444,390	(8,298)	7,240
Net increase (decrease) in net assets resulting from operations	1,280,487	1,017,214	(46,655)	982,778	336,356	449,978	(6,908)	7,132
Contract Transactions:
Purchase payments received from Contract owners	106,032	511,395	67,553	86,050	42,861	75,666	289,753	46,139
Net transfers (including fixed account)	166,230	255,324	342,495	(203,630)	76,255	86,993	12,059	23,223
Contract charges	(114,386)	(111,194)	(54,223)	(61,598)	(27,400)	(26,684)	(1,324)	(175)
Transfers for Contract benefits and terminations	(973,040)	(1,264,044)	(912,805)	(541,795)	(439,214)	(238,869)	(4,071)	(1,464)
Net increase (decrease) in net assets resulting from Contract transactions	(815,164)	(608,519)	(556,980)	(720,973)	(347,498)	(102,894)	296,417	67,723
Net increase (decrease) in net assets	465,323	408,695	(603,635)	261,805	(11,142)	347,084	289,509	74,855
Net Assets:
Beginning of year	12,490,244	12,081,549	6,618,856	6,357,051	3,147,213	2,800,129	86,921	12,066
End of year	$12,955,567	$12,490,244	$6,015,221	$6,618,856	$3,136,071	$3,147,213	$376,430	$86,921

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Appreciation Sub-Account		LMPVET ClearBridge Variable Dividend Strategy Sub-Account		LMPVET ClearBridge Variable Large Cap Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(214,773)	$(127,325)	$(43,733)	$70,562	$(6,479)	$(4,520)
Net realized gains (losses)	4,306,110	1,551,833	1,896,089	2,141,169	30,049	12,930
Change in unrealized gains (losses) on investments	1,098,352	2,513,712	220,747	(680,921)	59,571	82,706
Net increase (decrease) in net assets resulting from operations	5,189,689	3,938,220	2,073,103	1,530,810	83,141	91,116
Contract Transactions:
Purchase payments received from Contract owners	1,293,926	1,482,493	858,230	729,495	—	—
Net transfers (including fixed account)	(810,043)	(302,861)	5,586	142,812	71,098	(15,203)
Contract charges	(246,778)	(228,087)	(126,275)	(119,586)	(575)	(569)
Transfers for Contract benefits and terminations	(2,212,307)	(1,716,486)	(1,017,354)	(1,194,556)	(7,238)	(12,078)
Net increase (decrease) in net assets resulting from Contract transactions	(1,975,202)	(764,941)	(279,813)	(441,835)	63,285	(27,850)
Net increase (decrease) in net assets	3,214,487	3,173,279	1,793,290	1,088,975	146,426	63,266
Net Assets:
Beginning of year	25,468,479	22,295,200	13,704,066	12,615,091	289,340	226,074
End of year	$28,682,966	$25,468,479	$15,497,356	$13,704,066	$435,766	$289,340

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	LMPVET ClearBridge Variable Large Cap Value Sub-Account		LMPVET ClearBridge Variable Small Cap Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Growth Sub-Account
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,047)	$(1,116)	$(97,468)	$(87,677)	$10,334	$7,770	$3,810	$(3,691)
Net realized gains (losses)	40,356	18,793	267,641	(7,878)	48,601	498	101,053	41,115
Change in unrealized gains (losses) on investments	(28,579)	10,873	40,737	549,339	37,794	114,839	54,717	135,998
Net increase (decrease) in net assets resulting from operations	10,730	28,550	210,910	453,784	96,729	123,107	159,580	173,422
Contract Transactions:
Purchase payments received from Contract owners	—	—	351,112	281,350	434	974	750	1,140
Net transfers (including fixed account)	1,886	326	137,981	527,624	16,842	5,060	(3,498)	(3,089)
Contract charges	(740)	(1,565)	(72,519)	(73,225)	(6,478)	(6,897)	(2,085)	(2,108)
Transfers for Contract benefits and terminations	(138,366)	(4,026)	(406,445)	(308,835)	(138,280)	(190,179)	(166,377)	(129,687)
Net increase (decrease) in net assets resulting from Contract transactions	(137,220)	(5,265)	10,129	426,914	(127,482)	(191,042)	(171,210)	(133,744)
Net increase (decrease) in net assets	(126,490)	23,285	221,039	880,698	(30,753)	(67,935)	(11,630)	39,678
Net Assets:
Beginning of year	244,753	221,468	6,746,598	5,865,900	996,152	1,064,087	1,093,380	1,053,702
End of year	$118,263	$244,753	$6,967,637	$6,746,598	$965,399	$996,152	$1,081,750	$1,093,380

The accompanying notes are an integral part of these financial statements.

	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account		LMPVIT Western Asset Variable Global High Yield Bond Sub-Account		PIMCO VIT High Yield Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(25)	$76	$345,234	$259,522	$3,389	$3,026
Net realized gains (losses)	2,623	843	(113,286)	(150,944)	(40)	(230)
Change in unrealized gains (losses) on investments	1,342	3,696	135,023	431,586	685	4,476
Net increase (decrease) in net assets resulting from operations	3,940	4,615	366,971	540,164	4,034	7,272
Contract Transactions:
Purchase payments received from Contract owners	—	—	432,196	331,069	—	—
Net transfers (including fixed account)	—	—	437,276	203,301	2,660	849
Contract charges	(30)	(39)	(75,400)	(73,710)	(426)	(447)
Transfers for Contract benefits and terminations	(7,403)	(7)	(637,690)	(499,347)	(1,199)	(1,935)
Net increase (decrease) in net assets resulting from Contract transactions	(7,433)	(46)	156,382	(38,687)	1,035	(1,533)
Net increase (decrease) in net assets	(3,493)	4,569	523,353	501,477	5,069	5,739
Net Assets:
Beginning of year	33,525	28,956	6,818,309	6,316,832	75,058	69,319
End of year	$30,032	$33,525	$7,341,662	$6,818,309	$80,127	$75,058

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2024 and 2023

	PIMCO VIT Low Duration Sub-Account		Pioneer Mid Cap Value VCT Sub-Account		Putnam VT Sustainable Leaders Sub-Account
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,010	$834	$4,141	$4,275	$(5,679)	$(2,731)
Net realized gains (losses)	(119)	(163)	50,569	141,089	7,182	13,614
Change in unrealized gains (losses) on investments	293	668	100,260	31,694	100,061	81,633
Net increase (decrease) in net assets resulting from operations	1,184	1,339	154,970	177,058	101,564	92,516
Contract Transactions:
Purchase payments received from Contract owners	—	430	42,523	68,898	7,805	8,126
Net transfers (including fixed account)	611	85	26,278	(53,943)	(3,839)	(301)
Contract charges	(288)	(294)	(10,732)	(11,469)	—	—
Transfers for Contract benefits and terminations	(1,211)	(1,326)	(221,818)	(81,976)	—	—
Net increase (decrease) in net assets resulting from Contract transactions	(888)	(1,105)	(163,749)	(78,490)	3,966	7,825
Net increase (decrease) in net assets	296	234	(8,779)	98,568	105,530	100,341
Net Assets:
Beginning of year	39,684	39,450	1,793,403	1,694,835	468,025	367,684
End of year	$39,980	$39,684	$1,784,624	$1,793,403	$573,555	$468,025

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Variable Annuity Account B (the "Separate Account"), a separate account of Brighthouse Life Insurance Company of NY (the "Company"), was established by the Company's Board of Directors on December 31, 1992 to support the Company's operations with respect to certain variable annuity contracts (the "Contracts"). The Company is a wholly-owned subsidiary of Brighthouse Life Insurance Company, which is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund, portfolio, or series (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds")

BlackRock Variable Series Funds, Inc. ("BlackRock")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Fidelity® Variable Insurance Products ("Fidelity® VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Janus Aspen Series ("Janus")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

PIMCO Variable Insurance Trust ("PIMCO VIT")

Pioneer Variable Contracts Trust ("Pioneer")

Putnam Variable Trust ("Putnam VT")

Russell Investment Funds ("Russell")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2.  LIST OF SUB-ACCOUNTS

A. Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2024:

American Funds® Global Growth Sub-Account (a)

American Funds® Global Small Capitalization Sub-Account (a)

American Funds® Growth Sub-Account

American Funds® Growth-Income Sub-Account (a)

American Funds® The Bond Fund of America Sub-Account (a)

BHFTI AB Global Dynamic Allocation Sub-Account

BHFTI AB International Bond Sub-Account

BHFTI Allspring Mid Cap Value Sub-Account

BHFTI American Funds® Balanced Allocation Sub-Account

BHFTI American Funds® Growth Allocation Sub-Account

BHFTI American Funds® Growth Sub-Account

BHFTI American Funds® Moderate Allocation Sub-Account

BHFTI BlackRock Global Tactical Strategies Sub-Account

BHFTI BlackRock High Yield Sub-Account (a)

BHFTI Brighthouse Asset Allocation 100 Sub-Account

BHFTI Brighthouse Balanced Plus Sub-Account

BHFTI Brighthouse Small Cap Value Sub-Account (a)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Continued)

BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account

BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account

BHFTI Brighthouse/Templeton International Bond Sub-Account

BHFTI Brighthouse/Wellington Large Cap Research Sub-Account (a)

BHFTI CBRE Global Real Estate Sub-Account (a)

BHFTI Harris Oakmark International Sub-Account (a)

BHFTI Invesco Balanced-Risk Allocation Sub-Account

BHFTI Invesco Comstock Sub-Account

BHFTI Invesco Global Equity Sub-Account

BHFTI Invesco Small Cap Growth Sub-Account (a)

BHFTI JPMorgan Core Bond Sub-Account

BHFTI JPMorgan Global Active Allocation Sub-Account

BHFTI JPMorgan Small Cap Value Sub-Account (a)

BHFTI Loomis Sayles Global Allocation Sub-Account

BHFTI Loomis Sayles Growth Sub-Account (a)

BHFTI MetLife Multi-Index Targeted Risk Sub-Account

BHFTI MFS® Research International Sub-Account (a)

BHFTI Morgan Stanley Discovery Sub-Account (a)

BHFTI PanAgora Global Diversified Risk Sub-Account

BHFTI PIMCO Inflation Protected Bond Sub-Account

BHFTI PIMCO Total Return Sub-Account (a)

BHFTI Schroders Global Multi-Asset Sub-Account

BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account (a)

BHFTI SSGA Emerging Markets Enhanced Index Sub-Account

BHFTI SSGA Growth and Income ETF Sub-Account

BHFTI SSGA Growth ETF Sub-Account

BHFTI T. Rowe Price Large Cap Value Sub-Account (a)

BHFTI T. Rowe Price Mid Cap Growth Sub-Account (a)

BHFTI Victory Sycamore Mid Cap Value Sub-Account (a)

BHFTI Western Asset Management Government Income Sub-Account

BHFTII Baillie Gifford International Stock Sub-Account

BHFTII BlackRock Bond Income Sub-Account (a)

BHFTII BlackRock Capital Appreciation Sub-Account (a)

BHFTII BlackRock Ultra-Short Term Bond Sub-Account (a)

BHFTII Brighthouse Asset Allocation 20 Sub-Account

BHFTII Brighthouse Asset Allocation 40 Sub-Account

BHFTII Brighthouse Asset Allocation 60 Sub-Account

BHFTII Brighthouse Asset Allocation 80 Sub-Account

BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account

BHFTII Brighthouse/Dimensional International Small Company Sub-Account

BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account (a)

BHFTII Frontier Mid Cap Growth Sub-Account

BHFTII Jennison Growth Sub-Account (a)

BHFTII Loomis Sayles Small Cap Core Sub-Account

BHFTII Loomis Sayles Small Cap Growth Sub-Account

BHFTII MetLife Aggregate Bond Index Sub-Account

BHFTII MetLife Mid Cap Stock Index Sub-Account

BHFTII MetLife MSCI EAFE® Index Sub-Account

BHFTII MetLife Russell 2000® Index Sub-Account

BHFTII MetLife Stock Index Sub-Account (a)

BHFTII MFS® Total Return Sub-Account (a)

BHFTII MFS® Value Sub-Account (a)

BHFTII Neuberger Berman Genesis Sub-Account (a)

BHFTII T. Rowe Price Large Cap Growth Sub-Account (a)

BHFTII T. Rowe Price Small Cap Growth Sub-Account (a)

BHFTII VanEck Global Natural Resources Sub-Account

BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account (a)

BHFTII Western Asset Management U.S. Government Sub-Account (a)

BlackRock Global Allocation V.I. Sub-Account

Fidelity® VIP Contrafund® Sub-Account (a)

Fidelity® VIP Equity-Income Sub-Account

Fidelity® VIP Mid Cap Sub-Account

FTVIPT Franklin Income VIP Sub-Account

FTVIPT Franklin Mutual Shares VIP Sub-Account

FTVIPT Franklin Small Cap Value VIP Sub-Account

FTVIPT Templeton Foreign VIP Sub-Account (a)

FTVIPT Templeton Global Bond VIP Sub-Account

Invesco V.I. Equity and Income Sub-Account

Invesco V.I. EQV International Equity Sub-Account (a)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Concluded)

Invesco V.I. Main Street Small Cap® Sub-Account

Janus Henderson Global Sustainable Equity Sub-Account

LMPVET ClearBridge Variable Appreciation Sub-Account (a)

LMPVET ClearBridge Variable Dividend Strategy Sub-Account (a)

LMPVET ClearBridge Variable Large Cap Growth Sub-Account

LMPVET ClearBridge Variable Large Cap Value Sub-Account

LMPVET ClearBridge Variable Small Cap Growth Sub-Account (a)

LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account

LMPVET Franklin Multi-Asset Variable Growth Sub-Account

LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account

LMPVIT Western Asset Variable Global High Yield Bond Sub-Account (a)

PIMCO VIT High Yield Sub-Account

PIMCO VIT Low Duration Sub-Account

Pioneer Mid Cap Value VCT Sub-Account

Putnam VT Sustainable Leaders Sub-Account (a)

(a)  This Sub-Account may invest in two or more share classes within the underlying fund, portfolio, or series of the Trusts.

B. The following Sub-Accounts had no net assets as of December 31, 2024:

BHFTI Brighthouse/Artisan International Sub-Account

BHFTI TCW Core Fixed Income Sub-Account

Putnam VT Large Cap Value Sub-Account

Russell Global Real Estate Securities Sub-Account

Russell International Developed Markets Sub-Account

Russell Strategic Bond Sub-Account

Russell U.S. Small Cap Equity Sub-Account

Russell U.S. Strategic Equity Sub-Account

3.  PORTFOLIO CHANGES

The following Sub-Accounts ceased operations during the year ended December 31, 2024:

Morgan Stanley VIF Global Infrastructure Sub-Account

TAP 1919 Variable Socially Responsive Balanced Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2024:

Liquidations:

Morgan Stanley VIF Global Infrastructure Portfolio

TAP 1919 Variable Socially Responsive Balanced Fund

Name Change:

Former Name

BHFTI Brighthouse/abrdn Emerging Markets Equity Portfolio

New Name

BHFTI SSGA Emerging Markets Enhanced Index Portfolio II

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Sub-Account's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Accounting Standards Codification Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a fund, portfolio, or series of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.0 and 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as Contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

Net Transfers

Assets transferred by the contract owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Segment Disclosure

The Separate Account adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures ("ASU 2023-07") during the period. The Separate Account's adoption of the new standard impacted financial statement disclosures only and did not affect the Sub-Account's financial position or results of operations.

Each Sub-Account of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker ("CODM") oversees the activities of the Separate Account using information of each Sub-Account. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by the Company to support the liabilities of the applicable insurance contracts. The Sub-Accounts have identified the Chief Executive Officer of the Company as the CODM.

The CODM uses Increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Sub-Accounts within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the Statements of Assets and Liabilities as net assets. Refer to the Statements of Operations and Changes in Net Assets and related notes for each Sub-Account's operating segment significant expenses. All assets and revenue are generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges are asset-based charges paid to the company and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Optional Death Benefit Rider — For an additional charge, the total death benefit payable may be increased based on the increases in account value in the Contracts.

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2024:

Mortality and Expense Risk	0.50	% - 1.60%
Administrative	0.15	% - 0.25%
Optional Death Benefit Rider	0.15	% - 0.30%
Guaranteed Minimum Accumulation Benefit	1.50%

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes any waivers granted to certain Sub-Accounts

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

Guaranteed Minimum Income Benefit/Lifetime Income Solution — For an additional charge, the company will guarantee a minimum payment regardless of market conditions.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2024:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50	% - 1.80%
Guaranteed Withdrawal Benefit	0.25	% - 1.40%
Guaranteed Minimum Income Benefit/Lifetime Income Solution	0.50	% - 1.50%
Enhanced Guaranteed Withdrawal Benefit	0.55%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee ranging from $30 to $50 is assessed on an annual basis for Contracts with a value of less than $50,000 to $75,000. A transfer fee of $25 may be deducted after twelve transfers are made in a contract year or, if less, 2% of the amount transferred from the contract value. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® Global Growth Sub-Account	608,964	17,153,269	1,276,618	3,469,489
American Funds® Global Small Capitalization Sub-Account	192,488	3,677,410	315,692	423,889
American Funds® Growth Sub-Account	393,599	30,445,665	2,030,368	9,637,686
American Funds® Growth-Income Sub-Account	391,967	18,397,170	2,141,313	4,542,228
American Funds® The Bond Fund of America Sub-Account	850,229	8,737,823	1,662,864	1,023,536
BHFTI AB Global Dynamic Allocation Sub-Account	8,181,957	85,077,028	1,569,995	13,027,644
BHFTI AB International Bond Sub-Account	215,802	2,006,817	245,572	103,828
BHFTI Allspring Mid Cap Value Sub-Account	1,319,929	15,656,277	1,392,608	2,533,036
BHFTI American Funds® Balanced Allocation Sub-Account	23,388,699	214,141,630	17,839,106	27,938,972
BHFTI American Funds® Growth Allocation Sub-Account	13,255,350	117,026,104	8,835,907	18,611,354
BHFTI American Funds® Growth Sub-Account	9,038,372	91,047,927	11,026,859	19,252,472
BHFTI American Funds® Moderate Allocation Sub-Account	11,299,894	103,981,695	6,631,372	12,911,305
BHFTI BlackRock Global Tactical Strategies Sub-Account	16,913,304	164,452,079	2,799,336	22,258,242
BHFTI BlackRock High Yield Sub-Account	9,458,812	70,499,866	9,939,733	4,064,291
BHFTI Brighthouse Asset Allocation 100 Sub-Account	8,601,002	94,305,771	5,184,152	17,820,326
BHFTI Brighthouse Balanced Plus Sub-Account	32,357,553	329,250,847	7,619,406	48,342,952
BHFTI Brighthouse Small Cap Value Sub-Account	1,752,553	24,267,921	2,518,289	3,898,204
BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account	1,360,039	13,339,040	2,898,693	2,761,638
BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account	1,538,236	14,224,570	1,748,589	1,847,038
BHFTI Brighthouse/Templeton International Bond Sub-Account	285,254	2,754,220	225,061	152,850
BHFTI Brighthouse/Wellington Large Cap Research Sub-Account	110,118	1,350,431	125,533	289,867
BHFTI CBRE Global Real Estate Sub-Account	1,347,719	14,715,380	884,174	2,388,103
BHFTI Harris Oakmark International Sub-Account	3,361,362	42,866,938	2,699,675	3,426,220
BHFTI Invesco Balanced-Risk Allocation Sub-Account	3,584,960	34,137,825	1,069,386	4,809,103
BHFTI Invesco Comstock Sub-Account	2,691,393	33,517,488	5,250,146	4,952,270
BHFTI Invesco Global Equity Sub-Account	155,254	3,256,223	464,414	1,003,277
BHFTI Invesco Small Cap Growth Sub-Account	5,314,281	51,809,123	846,453	6,367,279
BHFTI JPMorgan Core Bond Sub-Account	3,465,741	34,631,800	4,384,208	3,090,553
BHFTI JPMorgan Global Active Allocation Sub-Account	4,480,735	49,584,763	1,546,234	7,713,410
BHFTI JPMorgan Small Cap Value Sub-Account	280,484	3,555,411	178,467	550,561
BHFTI Loomis Sayles Global Allocation Sub-Account	1,217,416	17,953,778	1,628,844	2,810,910
BHFTI Loomis Sayles Growth Sub-Account	3,177,236	41,547,141	4,847,067	12,056,300
BHFTI MetLife Multi-Index Targeted Risk Sub-Account	3,473,160	40,262,128	2,406,314	5,730,206
BHFTI MFS® Research International Sub-Account	1,997,323	22,876,419	1,605,355	2,541,128
BHFTI Morgan Stanley Discovery Sub-Account	2,192,887	17,335,411	172,605	3,175,558
BHFTI PanAgora Global Diversified Risk Sub-Account	10,970,515	90,585,279	311,856	9,765,922
BHFTI PIMCO Inflation Protected Bond Sub-Account	4,836,391	50,233,766	2,356,350	5,144,971
BHFTI PIMCO Total Return Sub-Account	10,371,655	117,604,630	7,166,042	9,796,264
BHFTI Schroders Global Multi-Asset Sub-Account	2,310,674	26,862,899	837,048	4,699,247
BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account	2,296,549	22,494,844	1,206,858	2,876,366
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	106,209	1,114,004	187,323	127,722
BHFTI SSGA Growth and Income ETF Sub-Account	7,869,362	84,442,055	3,590,343	9,303,899
BHFTI SSGA Growth ETF Sub-Account	4,183,611	45,081,560	943,470	6,037,702
BHFTI T. Rowe Price Large Cap Value Sub-Account	2,116,828	57,220,272	5,333,609	8,668,086
BHFTI T. Rowe Price Mid Cap Growth Sub-Account	7,782,177	66,903,872	7,983,631	7,127,563
BHFTI Victory Sycamore Mid Cap Value Sub-Account	968,053	16,922,380	2,175,738	2,898,667
BHFTI Western Asset Management Government Income Sub-Account	2,704,699	27,770,511	3,681,100	4,816,496
BHFTII Baillie Gifford International Stock Sub-Account	1,026,044	10,918,783	994,850	2,430,358
BHFTII BlackRock Bond Income Sub-Account	196,372	19,802,508	2,902,128	2,154,583

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII BlackRock Capital Appreciation Sub-Account	469,111	16,820,140	1,692,684	3,527,374
BHFTII BlackRock Ultra-Short Term Bond Sub-Account	355,928	35,991,470	11,623,772	16,915,945
BHFTII Brighthouse Asset Allocation 20 Sub-Account	986,873	10,233,324	697,403	3,110,537
BHFTII Brighthouse Asset Allocation 40 Sub-Account	19,413,283	218,760,903	6,935,168	31,301,878
BHFTII Brighthouse Asset Allocation 60 Sub-Account	37,079,412	430,681,121	14,809,555	54,858,409
BHFTII Brighthouse Asset Allocation 80 Sub-Account	26,997,517	337,124,310	11,256,835	41,721,355
BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account	57,772	11,723,136	1,419,483	1,522,954
BHFTII Brighthouse/Dimensional International Small Company Sub-Account	352,966	4,197,148	376,113	1,393,359
BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account	2,173,185	63,318,234	4,865,980	11,069,920
BHFTII Frontier Mid Cap Growth Sub-Account	488,727	11,897,560	148,217	1,680,002
BHFTII Jennison Growth Sub-Account	5,784,968	80,238,657	16,009,375	15,454,443
BHFTII Loomis Sayles Small Cap Core Sub-Account	3,083	661,880	52,873	98,830
BHFTII Loomis Sayles Small Cap Growth Sub-Account	47,783	501,172	10,289	47,407
BHFTII MetLife Aggregate Bond Index Sub-Account	3,599,464	37,198,283	4,243,855	3,336,457
BHFTII MetLife Mid Cap Stock Index Sub-Account	748,742	12,363,416	1,513,367	2,033,216
BHFTII MetLife MSCI EAFE® Index Sub-Account	647,978	8,330,339	1,135,684	809,555
BHFTII MetLife Russell 2000® Index Sub-Account	845,798	14,700,043	1,407,818	2,550,701
BHFTII MetLife Stock Index Sub-Account	1,547,089	75,962,379	11,034,879	14,331,259
BHFTII MFS® Total Return Sub-Account	35,568	5,250,798	524,500	447,615
BHFTII MFS® Value Sub-Account	1,939,826	27,590,002	3,551,993	4,083,966
BHFTII Neuberger Berman Genesis Sub-Account	573,009	9,901,617	1,365,746	1,913,954
BHFTII T. Rowe Price Large Cap Growth Sub-Account	2,326,822	47,144,417	4,760,562	12,660,729
BHFTII T. Rowe Price Small Cap Growth Sub-Account	18,795	318,066	24,273	120,032
BHFTII VanEck Global Natural Resources Sub-Account	279,670	3,003,020	756,824	709,623
BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	5,074,196	62,628,129	6,151,937	6,289,477
BHFTII Western Asset Management U.S. Government Sub-Account	2,920,166	32,933,225	3,248,314	2,427,372
BlackRock Global Allocation V.I. Sub-Account	504,975	7,381,118	986,833	418,407
Fidelity® VIP Contrafund® Sub-Account	410,317	15,981,876	3,511,108	4,339,142
Fidelity® VIP Equity-Income Sub-Account	577	12,667	1,111	928
Fidelity® VIP Mid Cap Sub-Account	333,707	11,040,399	1,865,192	2,368,616
FTVIPT Franklin Income VIP Sub-Account	1,264,438	18,742,077	1,930,578	1,565,260
FTVIPT Franklin Mutual Shares VIP Sub-Account	133,627	2,195,848	167,820	353,335
FTVIPT Franklin Small Cap Value VIP Sub-Account	212,248	3,039,585	204,765	450,477
FTVIPT Templeton Foreign VIP Sub-Account	669,878	9,481,925	720,607	656,695
FTVIPT Templeton Global Bond VIP Sub-Account	474,795	7,449,755	684,225	502,514
Invesco V.I. Equity and Income Sub-Account	747,580	12,078,236	894,157	1,178,658
Invesco V.I. EQV International Equity Sub-Account	182,852	5,637,022	348,895	864,312
Invesco V.I. Main Street Small Cap® Sub-Account	110,076	2,523,916	266,922	542,828
Janus Henderson Global Sustainable Equity Sub-Account	32,761	378,399	331,813	35,994
LMPVET ClearBridge Variable Appreciation Sub-Account	450,121	19,580,177	4,335,338	3,658,577
LMPVET ClearBridge Variable Dividend Strategy Sub-Account	726,670	13,173,854	2,704,261	1,427,681
LMPVET ClearBridge Variable Large Cap Growth Sub-Account	9,188	262,610	101,495	25,923
LMPVET ClearBridge Variable Large Cap Value Sub-Account	6,065	113,367	21,486	141,797
LMPVET ClearBridge Variable Small Cap Growth Sub-Account	263,258	6,923,250	869,593	709,930
LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	63,513	867,483	69,671	156,613
LMPVET Franklin Multi-Asset Variable Growth Sub-Account	75,859	1,003,107	106,005	189,488

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account	2,081	26,507	2,194	7,928
LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	1,190,524	8,443,758	1,180,381	678,766
PIMCO VIT High Yield Sub-Account	11,059	80,977	6,970	2,609
PIMCO VIT Low Duration Sub-Account	4,145	42,165	2,214	2,112
Pioneer Mid Cap Value VCT Sub-Account	158,492	2,098,011	213,954	267,806
Putnam VT Sustainable Leaders Sub-Account	11,355	363,237	13,238	11,594

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2024 and 2023:

	American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account		American Funds® Growth Sub-Account (a)
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,023,710	1,157,850	159,761	99,942	653,591	759,663
Units issued and transferred from other funding options	74,192	97,151	42,169	69,744	629,528	34,969
Units redeemed and transferred to other funding options	(111,513)	(231,291)	(17,187)	(9,925)	(729,133)	(141,041)
Units end of year	986,389	1,023,710	184,743	159,761	553,986	653,591
	BHFTI AB International Bond Sub-Account		BHFTI Allspring Mid Cap Value Sub-Account		BHFTI American Funds® Balanced Allocation Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	169,417	159,164	417,648	457,171	10,503,229	11,108,717
Units issued and transferred from other funding options	24,293	21,751	12,216	28,386	516,935	531,414
Units redeemed and transferred to other funding options	(12,596)	(11,498)	(61,714)	(67,909)	(1,323,049)	(1,136,902)
Units end of year	181,114	169,417	368,150	417,648	9,697,115	10,503,229
	BHFTI BlackRock Global Tactical Strategies Sub-Account		BHFTI BlackRock High Yield Sub-Account		BHFTI Brighthouse Asset Allocation 100 Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	12,008,851	13,340,408	5,642,838	4,834,036	3,533,603	3,904,049
Units issued and transferred from other funding options	107,855	147,379	1,273,377	1,350,144	32,694	52,444
Units redeemed and transferred to other funding options	(1,432,202)	(1,478,936)	(586,834)	(541,342)	(540,203)	(422,890)
Units end of year	10,684,504	12,008,851	6,329,381	5,642,838	3,026,094	3,533,603
	BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account		BHFTI Brighthouse/Wellington Large Cap Research Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,395,959	1,383,992	207,656	229,853	49,367	56,237
Units issued and transferred from other funding options	193,453	258,758	33,507	13,299	23,590	314
Units redeemed and transferred to other funding options	(239,899)	(246,791)	(22,337)	(35,496)	(30,492)	(7,184)
Units end of year	1,349,513	1,395,959	218,826	207,656	42,465	49,367

(a) During 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	American Funds® Growth-Income Sub-Account		American Funds® The Bond Fund of America Sub-Account		BHFTI AB Global Dynamic Allocation Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,488,007	1,301,703	3,056,021	2,423,274	6,319,924	6,920,353
Units issued and transferred from other funding options	289,044	389,514	1,288,020	953,622	65,581	156,726
Units redeemed and transferred to other funding options	(292,712)	(203,210)	(577,482)	(320,875)	(823,272)	(757,155)
Units end of year	1,484,339	1,488,007	3,766,559	3,056,021	5,562,233	6,319,924
	BHFTI American Funds® Growth Allocation Sub-Account		BHFTI American Funds® Growth Sub-Account		BHFTI American Funds® Moderate Allocation Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	5,261,556	5,742,362	6,256,875	6,033,439	5,686,103	6,164,102
Units issued and transferred from other funding options	176,442	170,925	684,409	1,186,067	227,838	189,951
Units redeemed and transferred to other funding options	(757,207)	(651,731)	(1,155,396)	(962,631)	(730,182)	(667,950)
Units end of year	4,680,791	5,261,556	5,785,888	6,256,875	5,183,759	5,686,103
	BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account		BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	19,699,851	21,779,504	634,663	674,431	980,345	996,252
Units issued and transferred from other funding options	196,167	255,909	29,148	78,446	170,861	204,692
Units redeemed and transferred to other funding options	(2,784,598)	(2,335,562)	(99,807)	(118,214)	(236,400)	(220,599)
Units end of year	17,111,420	19,699,851	564,004	634,663	914,806	980,345
	BHFTI CBRE Global Real Estate Sub-Account		BHFTI Harris Oakmark International Sub-Account		BHFTI Invesco Balanced-Risk Allocation Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	719,263	734,769	1,385,940	1,585,613	23,082,717	24,284,217
Units issued and transferred from other funding options	46,867	109,624	149,039	94,244	1,059,559	1,944,252
Units redeemed and transferred to other funding options	(126,279)	(125,130)	(180,230)	(293,917)	(3,709,914)	(3,145,752)
Units end of year	639,851	719,263	1,354,749	1,385,940	20,432,362	23,082,717

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTI Invesco Comstock Sub-Account		BHFTI Invesco Global Equity Sub-Account		BHFTI Invesco Small Cap Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,068,461	1,122,554	89,400	83,929	909,545	871,936
Units issued and transferred from other funding options	91,584	120,786	71,906	17,998	50,257	144,357
Units redeemed and transferred to other funding options	(173,032)	(174,879)	(83,778)	(12,527)	(152,106)	(106,748)
Units end of year	987,013	1,068,461	77,528	89,400	807,696	909,545
	BHFTI Loomis Sayles Global Allocation Sub-Account		BHFTI Loomis Sayles Growth Sub-Account		BHFTI MetLife Multi-Index Targeted Risk Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	675,919	721,967	1,543,899	1,904,231	23,975,946	26,103,234
Units issued and transferred from other funding options	28,799	40,321	47,389	448,869	1,188,751	906,826
Units redeemed and transferred to other funding options	(94,265)	(86,369)	(324,696)	(809,201)	(3,383,738)	(3,034,114)
Units end of year	610,453	675,919	1,266,592	1,543,899	21,780,959	23,975,946
	BHFTI PIMCO Inflation Protected Bond Sub-Account		BHFTI PIMCO Total Return Sub-Account		BHFTI Schroders Global Multi-Asset Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	3,224,298	3,322,685	6,023,734	6,136,560	19,866,402	22,386,475
Units issued and transferred from other funding options	357,040	454,248	699,188	679,008	370,215	858,053
Units redeemed and transferred to other funding options	(491,097)	(552,635)	(929,479)	(791,834)	(2,841,180)	(3,378,126)
Units end of year	3,090,241	3,224,298	5,793,443	6,023,734	17,395,437	19,866,402
	BHFTI SSGA Growth ETF Sub-Account		BHFTI T. Rowe Price Large Cap Value Sub-Account		BHFTI T. Rowe Price Mid Cap Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,005,982	2,143,921	443,084	459,482	1,703,606	1,790,394
Units issued and transferred from other funding options	9,743	50,857	23,148	101,362	96,333	143,355
Units redeemed and transferred to other funding options	(230,175)	(188,796)	(68,037)	(117,760)	(229,123)	(230,143)
Units end of year	1,785,550	2,005,982	398,195	443,084	1,570,816	1,703,606

(a) During 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account		BHFTI JPMorgan Small Cap Value Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,799,011	2,674,701	32,439,747	35,876,372	114,876	117,565
Units issued and transferred from other funding options	511,214	457,020	1,067,856	2,335,607	10,481	10,274
Units redeemed and transferred to other funding options	(448,900)	(332,710)	(4,713,389)	(5,772,232)	(21,952)	(12,963)
Units end of year	2,861,325	2,799,011	28,794,214	32,439,747	103,405	114,876
	BHFTI MFS® Research International Sub-Account		BHFTI Morgan Stanley Discovery Sub-Account		BHFTI PanAgora Global Diversified Risk Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,143,211	1,280,783	308,127	319,487	65,613,067	71,719,313
Units issued and transferred from other funding options	79,720	170,107	13,628	135,049	1,567,897	2,488,383
Units redeemed and transferred to other funding options	(149,658)	(307,679)	(79,993)	(146,409)	(9,153,170)	(8,594,629)
Units end of year	1,073,273	1,143,211	241,762	308,127	58,027,794	65,613,067
	BHFTI SSGA Emerging Markets Enhanced Index II Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,035,918	2,172,082	96,821	90,742	3,956,237	4,189,045
Units issued and transferred from other funding options	200,298	213,394	16,351	12,699	139,645	110,398
Units redeemed and transferred to other funding options	(347,791)	(349,558)	(12,414)	(6,620)	(434,067)	(343,206)
Units end of year	1,888,425	2,035,918	100,758	96,821	3,661,815	3,956,237
	BHFTI Victory Sycamore Mid Cap Value Sub-Account		BHFTI Western Asset Management Government Income Sub-Account		BHFTII Baillie Gifford International Stock Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	283,295	291,402	2,554,029	2,816,892	682,404	744,198
Units issued and transferred from other funding options	21,768	71,158	390,942	175,648	28,967	83,746
Units redeemed and transferred to other funding options	(48,203)	(79,265)	(544,692)	(438,511)	(140,153)	(145,540)
Units end of year	256,860	283,295	2,400,279	2,554,029	571,218	682,404

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTII BlackRock Bond Income Sub-Account		BHFTII BlackRock Capital Appreciation Sub-Account		BHFTII BlackRock Ultra-Short Term Bond Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	276,616	266,694	188,066	208,565	6,020,657	6,456,867
Units issued and transferred from other funding options	54,045	58,619	24,582	427,209	1,870,131	1,689,363
Units redeemed and transferred to other funding options	(49,028)	(48,697)	(47,581)	(447,708)	(2,542,352)	(2,125,573)
Units end of year	281,633	276,616	165,067	188,066	5,348,436	6,020,657
	BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account		BHFTII Brighthouse/Dimensional International Small Company Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	12,911,724	14,113,934	351,596	390,745	165,396	173,923
Units issued and transferred from other funding options	206,814	269,772	16,139	39,046	11,040	8,866
Units redeemed and transferred to other funding options	(1,593,032)	(1,471,982)	(48,159)	(78,195)	(51,675)	(17,393)
Units end of year	11,525,506	12,911,724	319,576	351,596	124,761	165,396
	BHFTII Loomis Sayles Small Cap Core Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account		BHFTII MetLife Aggregate Bond Index Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	7,693	9,302	13,220	13,366	2,080,030	1,993,967
Units issued and transferred from other funding options	89	806	247	650	335,829	388,185
Units redeemed and transferred to other funding options	(981)	(2,415)	(1,159)	(796)	(308,677)	(302,122)
Units end of year	6,801	7,693	12,308	13,220	2,107,182	2,080,030
	BHFTII MetLife Stock Index Sub-Account		BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,978,977	2,096,326	58,193	67,366	620,838	646,664
Units issued and transferred from other funding options	110,769	216,142	2,547	4,756	29,576	90,932
Units redeemed and transferred to other funding options	(283,103)	(333,491)	(4,743)	(13,929)	(94,946)	(116,758)
Units end of year	1,806,643	1,978,977	55,997	58,193	555,468	620,838

(a) During 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTII Brighthouse Asset Allocation 20 Sub-Account		BHFTII Brighthouse Asset Allocation 40 Sub-Account		BHFTII Brighthouse Asset Allocation 60 Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	838,117	902,168	11,697,674	12,910,921	18,601,029	20,502,034
Units issued and transferred from other funding options	38,299	51,716	460,019	332,341	384,298	443,166
Units redeemed and transferred to other funding options	(189,365)	(115,767)	(1,688,065)	(1,545,588)	(2,263,019)	(2,344,171)
Units end of year	687,051	838,117	10,469,628	11,697,674	16,722,308	18,601,029
	BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account		BHFTII Jennison Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,153,550	2,244,900	293,216	303,134	1,336,216	1,549,844
Units issued and transferred from other funding options	228,021	227,662	10,261	33,534	134,966	205,140
Units redeemed and transferred to other funding options	(306,125)	(319,012)	(45,023)	(43,452)	(261,784)	(418,768)
Units end of year	2,075,446	2,153,550	258,454	293,216	1,209,398	1,336,216
	BHFTII MetLife Mid Cap Stock Index Sub-Account		BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	254,462	249,696	486,069	527,562	350,999	335,310
Units issued and transferred from other funding options	19,790	37,323	53,330	47,405	27,030	57,005
Units redeemed and transferred to other funding options	(41,879)	(32,557)	(48,586)	(88,898)	(63,606)	(41,316)
Units end of year	232,373	254,462	490,813	486,069	314,423	350,999
	BHFTII Neuberger Berman Genesis Sub-Account		BHFTII T. Rowe Price Large Cap Growth Sub-Account		BHFTII T. Rowe Price Small Cap Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	229,924	242,636	1,073,637	1,218,582	7,377	7,602
Units issued and transferred from other funding options	18,836	33,678	65,047	210,821	60	284
Units redeemed and transferred to other funding options	(46,840)	(46,390)	(236,125)	(355,766)	(1,863)	(509)
Units end of year	201,920	229,924	902,559	1,073,637	5,574	7,377

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTII VanEck Global Natural Resources Sub-Account		BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account		BHFTII Western Asset Management U.S. Government Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	241,222	231,596	1,659,126	1,732,011	1,746,798	1,483,860
Units issued and transferred from other funding options	54,151	47,587	174,082	268,447	243,564	448,487
Units redeemed and transferred to other funding options	(60,420)	(37,961)	(269,697)	(341,332)	(223,234)	(185,549)
Units end of year	234,953	241,222	1,563,511	1,659,126	1,767,128	1,746,798
	Fidelity® VIP Mid Cap Sub-Account		FTVIPT Franklin Income VIP Sub-Account		FTVIPT Franklin Mutual Shares VIP Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	113,470	118,419	215,573	217,635	52,963	57,689
Units issued and transferred from other funding options	5,968	8,404	20,462	30,052	2,439	4,323
Units redeemed and transferred to other funding options	(22,535)	(13,353)	(24,853)	(32,114)	(7,844)	(9,049)
Units end of year	96,903	113,470	211,182	215,573	47,558	52,963
	Invesco V.I. Equity and Income Sub-Account		Invesco V.I. EQV International Equity Sub-Account		Invesco V.I. Main Street Small Cap® Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	360,907	379,754	162,327	181,001	59,503	61,532
Units issued and transferred from other funding options	17,883	30,401	12,185	51,174	4,363	5,484
Units redeemed and transferred to other funding options	(39,612)	(49,248)	(25,220)	(69,848)	(10,397)	(7,513)
Units end of year	339,178	360,907	149,292	162,327	53,469	59,503
	LMPVET ClearBridge Variable Large Cap Growth Sub-Account		LMPVET ClearBridge Variable Large Cap Value Sub-Account		LMPVET ClearBridge Variable Small Cap Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	4,707	5,213	5,788	5,918	2,085,644	1,789,993
Units issued and transferred from other funding options	1,184	9	20,499	76	414,066	441,990
Units redeemed and transferred to other funding options	(264)	(515)	(23,686)	(206)	(300,132)	(146,339)
Units end of year	5,627	4,707	2,601	5,788	2,199,578	2,085,644

(a) During 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BlackRock Global Allocation V.I. Sub-Account		Fidelity® VIP Contrafund® Sub-Account		Fidelity® VIP Equity-Income Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	210,146	198,414	2,418,923	2,405,198	96	108
Units issued and transferred from other funding options	16,180	23,846	434,294	412,845	—	—
Units redeemed and transferred to other funding options	(14,503)	(12,114)	(459,956)	(399,120)	(4)	(12)
Units end of year	211,823	210,146	2,393,261	2,418,923	92	96
	FTVIPT Franklin Small Cap Value VIP Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account		FTVIPT Templeton Global Bond VIP Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	110,592	115,849	366,631	433,024	370,600	372,093
Units issued and transferred from other funding options	4,606	8,140	33,767	172,163	78,608	38,054
Units redeemed and transferred to other funding options	(16,792)	(13,397)	(32,647)	(238,556)	(60,499)	(39,547)
Units end of year	98,406	110,592	367,751	366,631	388,709	370,600
	Janus Henderson Global Sustainable Equity Sub-Account		LMPVET ClearBridge Variable Appreciation Sub-Account		LMPVET ClearBridge Variable Dividend Strategy Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	78,835	13,314	4,682,602	4,123,288	318,246	329,666
Units issued and transferred from other funding options	260,926	67,819	668,599	985,965	28,471	28,047
Units redeemed and transferred to other funding options	(26,854)	(2,298)	(570,743)	(426,651)	(34,285)	(39,467)
Units end of year	312,907	78,835	4,780,458	4,682,602	312,432	318,246
	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account
	2024	2023	2024	2023	2024	2023
Units beginning of year	31,082	37,439	32,100	36,335	1,083	1,084
Units issued and transferred from other funding options	701	1,214	174	254	—	—
Units redeemed and transferred to other funding options	(4,384)	(7,571)	(4,700)	(4,489)	(221)	(1)
Units end of year	27,399	31,082	27,574	32,100	862	1,083

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2024 and 2023:

	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	PIMCO VIT High Yield Sub-Account		PIMCO VIT Low Duration Sub-Account
	2024	2023	2024	2023	2024
Units beginning of year	3,021,205	2,730,418	2,841	2,903	2,758
Units issued and transferred from other funding options	736,471	534,052	98	46	42
Units redeemed and transferred to other funding options	(261,301)	(243,265)	(61)	(108)	(101)
Units end of year	3,496,375	3,021,205	2,878	2,841	2,699

(a) During 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	Pioneer Mid Cap Value VCT Sub-Account		Putnam VT Sustainable Leaders Sub-Account
	2023	2024	2023	2024	2023
Units beginning of year	2,835	24,774	25,894	16,670	16,326
Units issued and transferred from other funding options	37	1,417	1,942	252	212,622
Units redeemed and transferred to other funding options	(114)	(3,521)	(3,062)	(123)	(212,278)
Units end of year	2,758	22,670	24,774	16,799	16,670

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio or series, and total return ratios for the respective stated periods in the five years ended December 31, 2024:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Global	2024	986,389	2.09 - 110.95	22,128,488	1.51	0.75 - 1.90	11.53 - 12.83
Growth Sub-Account	2023	1,023,710	1.87 - 98.34	22,346,427	0.87	0.75 - 1.90	20.30 - 21.69
	2022	1,157,850	1.55 - 80.81	20,852,156	0.65	0.75 - 1.90	(26.15) - (25.30)
	2021	992,510	2.10 - 108.18	28,858,261	0.33	0.75 - 1.90	14.23 - 15.55
	2020	734,379	1.84 - 93.62	27,729,220	0.34	0.75 - 1.90	28.00 - 29.49
American Funds® Global	2024	184,743	1.39 - 66.90	3,281,474	1.05	0.75 - 1.65	0.54 - 1.56
Small Capitalization	2023	159,761	1.38 - 65.87	3,469,125	0.25	0.75 - 1.65	14.01 - 15.31
Sub-Account	2022	99,942	1.21 - 57.13	3,136,672	—	0.75 - 1.65	(30.77) - (30.08)
	2021	89,285	1.75 - 81.70	4,181,623	—	0.75 - 1.65	4.79 - 5.94
	2020	78,876	1.67 - 77.12	4,652,746	0.17	0.75 - 1.65	27.39 - 28.75
American Funds® Growth	2024	553,986	77.72 - 124.41	49,510,767	0.33	0.75 - 1.90	29.13 - 30.63
Sub-Account[4]	2023	653,591	60.18 - 95.24	45,211,172	0.35	0.75 - 1.90	35.89 - 37.45
	2022	759,663	44.29 - 641.01	38,543,614	0.32	0.75 - 1.90	(31.25) - (30.46)
	2021	786,720	64.43 - 996.39	57,848,449	0.19	0.75 - 1.90	19.69 - 21.08
	2020	946,128	53.83 - 764.36	58,175,312	0.31	0.75 - 1.90	49.21 - 50.94
American Funds®	2024	1,484,339	2.26 - 556.85	26,742,407	1.07	0.95 - 1.90	21.87 - 23.04
Growth-Income	2023	1,488,007	1.85 - 452.56	24,917,159	1.32	0.95 - 1.90	23.77 - 24.95
Sub-Account	2022	1,301,703	1.49 - 362.20	22,633,122	1.22	0.95 - 1.90	(18.06) - (17.28)
	2021	1,108,656	1.82 - 437.86	31,034,165	1.10	0.95 - 1.90	21.76 - 22.92
	2020	906,040	1.49 - 356.21	28,417,461	1.34	0.95 - 1.90	11.40 - 12.47
American Funds® The Bond	2024	3,766,559	0.99 - 20.91	7,734,529	4.13	0.95 - 1.65	(0.59) - 0.19
Fund of America	2023	3,056,021	0.99 - 20.87	7,316,639	3.47	0.95 - 1.65	3.12 - 4.03
Sub-Account	2022	2,423,274	0.96 - 20.06	6,955,769	2.76	0.95 - 1.65	(14.09) - (13.41)
	2021	2,385,576	1.12 - 23.16	8,989,242	1.39	0.95 - 1.65	(2.12) - (1.25)
	2020	1,767,691	1.15 - 23.46	8,872,094	2.04	0.95 - 1.65	7.69 - 8.69
BHFTI AB Global Dynamic	2024	5,562,233	14.21 - 16.74	84,519,607	1.27	0.75 - 1.95	5.22 - 6.51
Allocation Sub-Account	2023	6,319,924	13.50 - 15.72	90,805,341	2.82	0.75 - 1.95	9.49 - 10.81
	2022	6,920,353	12.33 - 14.19	90,348,898	4.30	0.75 - 1.95	(21.96) - (21.02)
	2021	7,604,691	15.80 - 17.96	126,581,307	0.22	0.75 - 1.95	7.17 - 8.46
	2020	8,406,848	14.74 - 16.56	129,945,316	1.77	0.75 - 1.95	4.03 - 5.29
BHFTI AB International Bond	2024	181,114	9.51 - 9.65	1,745,840	3.36	1.30 - 1.55	3.90 - 4.16
Sub-Account	2023	169,417	9.15 - 9.26	1,568,420	4.81	1.30 - 1.55	7.24 - 7.51
	2022	159,164	8.54 - 8.62	1,370,733	11.15	1.30 - 1.55	(16.94) - (16.73)
	2021	154,592	10.28 - 10.35	1,598,987	0.02	1.30 - 1.55	(3.63) - (3.39)
	2020	94,140	10.66 - 10.71	1,007,910	2.19	1.30 - 1.55	2.78 - 3.03
BHFTI Allspring Mid Cap	2024	368,150	38.91 - 44.51	15,311,175	1.06	1.30 - 1.95	9.68 - 10.40
Value Sub-Account	2023	417,648	35.48 - 40.32	15,799,703	1.03	1.30 - 1.95	6.92 - 7.61
	2022	457,171	33.18 - 37.47	16,121,537	0.38	1.30 - 1.95	(6.80) - (6.19)
	2021	528,782	35.60 - 39.94	19,946,993	0.64	1.30 - 1.95	26.46 - 27.28
	2020	621,225	28.15 - 31.38	18,466,288	0.89	1.30 - 1.95	0.73 - 1.38

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI American Funds®	2024	9,697,115	20.78 - 24.76	216,813,235	1.64	0.90 - 1.95	9.42 - 10.59
Balanced Allocation	2023	10,503,229	18.99 - 22.39	213,553,600	2.30	0.90 - 1.95	14.24 - 15.44
Sub-Account	2022	11,108,717	16.62 - 19.40	196,621,444	1.41	0.90 - 1.95	(18.37) - (17.51)
	2021	11,574,421	20.36 - 23.51	249,625,501	1.18	0.90 - 1.95	9.98 - 11.14
	2020	12,122,651	18.52 - 21.16	236,408,038	1.71	0.90 - 1.95	13.33 - 14.53
BHFTI American Funds®	2024	4,680,791	24.16 - 27.62	120,623,684	1.19	1.15 - 1.95	12.34 - 13.25
Growth Allocation	2023	5,261,556	21.51 - 24.39	120,233,604	2.06	1.15 - 1.95	17.96 - 18.90
Sub-Account	2022	5,742,362	18.23 - 20.51	110,709,810	1.07	1.15 - 1.95	(20.10) - (19.45)
	2021	6,000,642	22.82 - 25.46	144,066,425	0.81	1.15 - 1.95	13.67 - 14.58
	2020	6,030,618	20.08 - 22.22	126,663,430	1.57	1.15 - 1.95	14.66 - 15.59
BHFTI American Funds®	2024	5,785,888	3.15 - 55.75	109,906,607	0.03	0.95 - 1.95	28.67 - 29.98
Growth Sub-Account	2023	6,256,875	2.44 - 42.98	97,632,764	1.56	0.95 - 1.95	35.34 - 36.69
	2022	6,033,439	1.79 - 31.51	76,530,552	0.56	0.95 - 1.95	(31.51) - (30.82)
	2021	5,365,191	2.61 - 45.63	101,719,282	—	0.95 - 1.95	19.27 - 20.47
	2020	4,894,166	2.18 - 37.96	89,226,532	0.83	0.95 - 1.95	48.70 - 50.20
BHFTI American Funds®	2024	5,183,759	17.83 - 21.25	99,439,063	2.13	0.90 - 1.95	6.99 - 8.13
Moderate Allocation	2023	5,686,103	16.67 - 19.65	101,421,449	2.60	0.90 - 1.95	10.74 - 11.90
Sub-Account	2022	6,164,102	15.05 - 17.56	98,772,154	1.74	0.90 - 1.95	(16.27) - (15.39)
	2021	6,141,812	17.97 - 20.75	116,777,131	1.53	0.90 - 1.95	7.52 - 8.66
	2020	6,377,750	16.72 - 19.10	112,094,413	1.89	0.90 - 1.95	10.80 - 11.98
BHFTI BlackRock Global	2024	10,684,504	13.90 - 16.38	158,646,791	1.50	0.75 - 1.95	3.74 - 5.01
Tactical Strategies	2023	12,008,851	13.40 - 15.60	171,025,602	3.21	0.75 - 1.95	11.13 - 12.47
Sub-Account	2022	13,340,408	12.06 - 13.87	170,129,685	2.32	0.75 - 1.95	(20.45) - (19.49)
	2021	14,666,019	15.16 - 17.23	234,000,158	1.36	0.75 - 1.95	7.67 - 8.97
	2020	16,183,955	14.08 - 15.81	238,675,464	1.57	0.75 - 1.95	2.29 - 3.53
BHFTI BlackRock High Yield	2024	6,329,381	1.28 - 45.07	69,545,219	6.09	0.75 - 1.95	6.08 - 7.37
Sub-Account	2023	5,642,838	1.20 - 41.98	62,471,971	5.22	0.75 - 1.95	10.90 - 12.23
	2022	4,834,036	1.08 - 37.40	53,734,601	5.03	0.75 - 1.95	(12.06) - (11.00)
	2021	4,744,372	1.22 - 42.02	62,139,037	3.87	0.75 - 1.95	3.14 - 4.39
	2020	2,663,226	1.18 - 40.26	43,168,060	5.09	0.75 - 1.95	5.42 - 6.70
BHFTI Brighthouse Asset	2024	3,026,094	29.55 - 37.64	95,127,071	0.90	0.75 - 1.95	11.18 - 12.53
Allocation 100	2023	3,533,603	26.58 - 33.45	99,597,194	2.73	0.75 - 1.95	18.48 - 19.91
Sub-Account	2022	3,904,049	22.43 - 27.90	92,559,747	1.35	0.75 - 1.95	(21.69) - (20.75)
	2021	4,088,833	28.65 - 35.20	123,439,722	1.12	0.75 - 1.95	15.85 - 17.24
	2020	4,447,639	24.73 - 30.02	115,444,844	1.16	0.75 - 1.95	16.61 - 18.02
BHFTI Brighthouse Balanced	2024	17,111,420	15.53 - 18.31	285,070,037	2.43	0.75 - 1.95	1.74 - 2.98
Plus Sub-Account	2023	19,699,851	15.27 - 17.78	321,116,966	3.18	0.75 - 1.95	7.13 - 8.42
	2022	21,779,504	14.25 - 16.40	329,714,238	2.43	0.75 - 1.95	(23.31) - (22.39)
	2021	23,834,679	18.58 - 21.13	468,035,055	2.32	0.75 - 1.95	5.47 - 6.74
	2020	26,280,061	17.62 - 19.79	486,748,752	2.34	0.75 - 1.95	10.34 - 11.68
BHFTI Brighthouse Small Cap	2024	564,004	39.55 - 59.46	24,063,933	1.26	1.15 - 1.95	6.00 - 6.88
Value Sub-Account	2023	634,663	37.31 - 55.63	25,462,761	1.02	1.15 - 1.95	11.75 - 12.65
	2022	674,431	33.39 - 49.39	24,116,100	0.61	1.15 - 1.95	(14.77) - (14.08)
	2021	726,526	39.18 - 57.51	30,335,558	0.83	1.30 - 1.95	29.23 - 30.29
	2020	864,071	30.32 - 44.14	27,796,792	1.41	1.30 - 1.95	(2.50) - (1.71)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Brighthouse/Eaton	2024	914,806	13.37 - 14.93	13,165,172	8.84	1.15 - 1.90	5.65 - 6.46
Vance Floating Rate	2023	980,345	12.66 - 14.02	13,226,482	5.44	1.15 - 1.90	8.71 - 9.52
Sub-Account	2022	996,252	11.57 - 12.81	12,290,962	3.57	1.15 - 1.95	(3.50) - (2.73)
	2021	883,825	11.99 - 13.16	11,241,971	3.04	1.15 - 1.95	1.50 - 2.31
	2020	752,487	11.81 - 12.87	9,359,795	4.73	1.15 - 1.95	0.09 - 0.89
BHFTI Brighthouse/Franklin	2024	1,349,513	9.48 - 11.18	13,521,093	3.86	0.75 - 1.95	2.65 - 3.90
Low Duration Total Return	2023	1,395,959	9.24 - 10.76	13,529,253	3.46	0.75 - 1.95	3.56 - 4.81
Sub-Account	2022	1,383,992	8.92 - 10.27	12,905,500	2.67	0.75 - 1.95	(6.57) - (5.45)
	2021	1,646,433	9.55 - 10.86	16,378,251	1.87	0.75 - 1.95	(1.66) - (0.47)
	2020	1,468,500	9.71 - 10.91	14,779,460	3.35	0.75 - 1.95	0.15 - 1.36
BHFTI Brighthouse/Templeton	2024	218,826	8.34 - 9.99	1,936,877	—	0.75 - 1.90	(13.15) - (12.14)
International Bond	2023	207,656	9.60 - 11.37	2,106,302	—	0.75 - 1.90	1.57 - 2.74
Sub-Account	2022	229,853	9.45 - 11.06	2,290,416	—	0.75 - 1.90	(6.42) - (5.34)
	2021	263,952	10.10 - 11.69	2,798,658	—	0.75 - 1.90	(6.80) - (5.72)
	2020	240,718	10.84 - 12.40	2,725,886	6.34	0.75 - 1.90	(7.68) - (6.61)
BHFTI	2024	42,465	38.34 - 50.11	1,684,741	0.46	0.75 - 1.90	19.21 - 20.40
Brighthouse/Wellington Large	2023	49,367	32.17 - 41.62	1,642,953	0.69	0.75 - 1.90	23.15 - 24.48
Cap Research Sub-Account	2022	56,237	26.12 - 33.43	1,517,054	0.56	0.75 - 1.90	(20.64) - (19.81)
	2021	60,472	32.91 - 41.69	2,054,177	0.75	0.75 - 1.90	21.86 - 23.10
	2020	66,113	27.01 - 33.87	1,845,036	0.99	0.75 - 1.90	19.80 - 21.12
BHFTI CBRE Global Real	2024	639,851	19.87 - 41.06	13,693,262	3.44	0.75 - 1.95	(1.56) - (0.36)
Estate Sub-Account	2023	719,263	20.18 - 41.38	15,582,771	2.48	0.75 - 1.95	10.56 - 11.89
	2022	734,769	18.25 - 37.17	14,341,988	4.08	0.75 - 1.95	(26.44) - (25.55)
	2021	773,224	24.81 - 50.07	20,437,475	2.86	0.75 - 1.95	31.83 - 33.42
	2020	912,650	18.82 - 37.70	18,222,815	4.48	0.75 - 1.95	(6.86) - (5.73)
BHFTI Harris Oakmark	2024	1,354,749	26.66 - 34.24	39,915,106	2.15	0.95 - 1.95	(6.82) - (5.87)
International Sub-Account	2023	1,385,940	28.53 - 34.79	43,604,539	1.93	1.15 - 1.95	16.66 - 17.59
	2022	1,585,613	24.38 - 29.58	42,520,364	2.20	1.15 - 1.95	(17.62) - (16.96)
	2021	1,624,824	29.50 - 35.99	52,648,951	0.64	1.10 - 1.95	6.35 - 7.25
	2020	1,793,726	27.67 - 34.54	54,424,155	3.27	0.95 - 1.95	3.08 - 4.12
BHFTI Invesco Balanced-Risk	2024	20,432,362	1.32 - 14.42	29,719,316	1.48	1.15 - 1.95	1.97 - 2.80
Allocation Sub-Account	2023	23,082,717	1.30 - 14.05	32,621,515	3.28	0.75 - 1.95	4.39 - 5.64
	2022	24,284,217	1.24 - 13.37	32,681,301	6.37	0.75 - 1.95	(14.10) - (13.06)
	2021	24,747,537	1.44 - 15.46	38,583,524	2.96	0.75 - 1.95	7.57 - 8.87
	2020	26,870,316	1.34 - 14.28	38,662,468	5.37	0.75 - 1.95	8.00 - 9.31
BHFTI Invesco Comstock	2024	987,013	32.17 - 54.15	34,934,279	1.59	0.75 - 1.95	12.50 - 13.86
Sub-Account	2023	1,068,461	28.60 - 47.65	33,429,318	1.94	0.75 - 1.95	10.05 - 11.37
	2022	1,122,554	25.98 - 42.87	31,709,682	1.85	0.75 - 1.95	(1.30) - (0.11)
	2021	1,281,182	26.33 - 43.01	36,405,122	1.87	0.75 - 1.95	30.61 - 32.19
	2020	1,508,027	20.16 - 32.60	32,671,738	2.22	0.75 - 1.95	(2.43) - (1.25)
BHFTI Invesco Global Equity	2024	77,528	5.41 - 67.75	3,898,438	0.05	0.75 - 1.95	13.89 - 15.28
Sub-Account	2023	89,400	4.73 - 58.77	4,170,573	0.12	0.75 - 1.95	31.99 - 33.58
	2022	83,929	32.27 - 44.00	3,132,896	—	0.75 - 1.95	(33.16) - (32.35)
	2021	77,634	48.27 - 65.04	4,292,087	—	0.75 - 1.95	13.24 - 14.61
	2020	82,182	42.63 - 56.75	4,017,630	0.69	0.75 - 1.95	25.11 - 26.63

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Invesco Small Cap	2024	807,696	44.73 - 56.44	40,421,058	—	0.95 - 1.95	14.07 - 15.22
Growth Sub-Account	2023	909,545	39.21 - 46.85	39,665,799	—	0.95 - 1.95	9.74 - 10.62
	2022	871,936	35.73 - 44.19	34,367,420	—	0.95 - 1.95	(36.40) - (35.76)
	2021	765,164	56.18 - 68.79	47,064,073	—	0.95 - 1.95	4.87 - 5.92
	2020	734,094	53.57 - 64.94	42,548,622	—	0.95 - 1.95	53.73 - 55.28
BHFTI JPMorgan Core Bond	2024	2,861,325	10.08 - 11.23	30,983,725	3.19	1.15 - 1.95	0.06 - 0.87
Sub-Account	2023	2,799,011	10.07 - 11.15	30,054,832	2.80	1.15 - 1.95	3.68 - 4.51
	2022	2,674,701	9.69 - 10.69	27,532,900	2.45	1.15 - 1.95	(14.55) - (13.87)
	2021	2,920,833	11.25 - 12.43	34,982,963	2.31	1.15 - 1.95	(3.36) - (2.59)
	2020	2,661,284	11.55 - 12.78	32,791,435	3.20	1.15 - 1.95	5.80 - 6.66
BHFTI JPMorgan Global	2024	28,794,214	1.52 - 16.55	47,675,021	0.92	0.90 - 1.95	3.24 - 4.33
Active Allocation	2023	32,439,747	1.48 - 15.93	51,698,668	1.76	0.90 - 1.95	8.38 - 9.52
Sub-Account	2022	35,876,372	1.36 - 14.60	52,280,070	2.46	0.90 - 1.95	(19.14) - (18.28)
	2021	39,075,024	1.68 - 17.94	70,080,994	0.48	0.90 - 1.95	7.52 - 8.66
	2020	40,758,747	1.57 - 16.58	67,548,179	2.27	0.75 - 1.95	10.05 - 11.39
BHFTI JPMorgan Small Cap	2024	103,405	31.61 - 37.82	3,391,153	1.68	0.75 - 1.90	7.13 - 8.19
Value Sub-Account	2023	114,876	29.51 - 34.95	3,510,658	1.36	0.75 - 1.90	11.09 - 12.09
	2022	117,565	26.57 - 31.18	3,225,562	1.14	0.75 - 1.90	(14.84) - (14.15)
	2021	135,026	31.20 - 36.32	4,338,893	1.12	0.75 - 1.90	30.51 - 31.75
	2020	162,370	23.90 - 27.57	3,990,830	1.41	0.75 - 1.90	4.34 - 5.32
BHFTI Loomis Sayles Global	2024	610,453	29.34 - 34.07	19,271,689	0.85	1.15 - 1.95	10.11 - 11.00
Allocation Sub-Account	2023	675,919	26.64 - 30.69	19,296,139	—	1.15 - 1.95	19.85 - 20.81
	2022	721,967	22.23 - 25.40	17,095,364	—	1.15 - 1.95	(24.78) - (24.17)
	2021	752,458	29.55 - 33.50	23,557,056	0.83	1.15 - 1.95	12.05 - 12.95
	2020	724,959	26.37 - 29.23	20,068,595	0.68	1.25 - 1.95	12.57 - 13.36
BHFTI Loomis Sayles Growth	2024	1,266,592	34.11 - 577.98	58,328,163	—	0.75 - 1.95	31.52 - 33.19
Sub-Account	2023	1,543,899	25.78 - 436.57	53,586,977	—	0.75 - 1.95	48.81 - 50.63
	2022	1,904,231	17.22 - 291.56	43,988,393	—	0.75 - 1.95	(29.39) - (28.54)
	2021	1,911,338	24.24 - 410.49	62,332,152	0.07	0.75 - 1.95	15.99 - 17.54
	2020	1,620,817	20.77 - 351.34	41,866,619	0.64	0.75 - 1.95	29.67 - 32.17
BHFTI MetLife Multi-Index	2024	21,780,959	1.51 - 16.26	37,405,934	2.36	0.90 - 1.95	5.39 - 6.51
Targeted Risk Sub-Account	2023	23,975,946	1.43 - 15.32	38,810,608	2.29	0.90 - 1.95	11.63 - 12.81
	2022	26,103,234	1.28 - 13.64	37,616,111	1.77	0.90 - 1.95	(22.61) - (21.80)
	2021	28,930,911	1.66 - 18.41	54,133,667	1.78	0.75 - 1.95	7.60 - 8.90
	2020	30,858,661	1.54 - 16.91	53,394,741	2.19	0.75 - 1.95	4.49 - 5.76
BHFTI MFS® Research	2024	1,073,273	20.15 - 33.93	23,590,309	1.64	0.75 - 1.95	0.95 - 2.18
International Sub-Account	2023	1,143,211	19.96 - 33.35	24,781,866	1.49	0.75 - 1.95	10.65 - 11.98
	2022	1,280,783	18.04 - 29.92	24,998,786	1.79	0.75 - 1.95	(19.16) - (18.18)
	2021	1,319,738	22.31 - 36.69	31,678,004	0.95	0.75 - 1.95	9.56 - 10.88
	2020	1,424,172	20.36 - 33.22	31,070,983	2.23	0.75 - 1.95	10.83 - 12.17
BHFTI Morgan Stanley	2024	241,762	44.45 - 59.21	12,071,542	—	0.75 - 1.95	36.23 - 37.89
Discovery Sub-Account	2023	308,127	32.63 - 42.94	11,233,511	—	0.75 - 1.95	38.15 - 39.81
	2022	319,487	23.62 - 30.71	8,373,705	—	0.75 - 1.95	(63.25) - (62.80)
	2021	221,149	64.26 - 82.57	15,658,926	—	0.75 - 1.95	(12.50) - (11.45)
	2020	271,611	73.44 - 93.24	21,703,101	—	0.75 - 1.95	148.23 - 151.22

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI PanAgora Global	2024	58,027,794	1.09 - 11.79	67,029,844	0.37	0.75 - 1.95	2.09 - 3.33
Diversified Risk	2023	65,613,067	1.07 - 11.47	73,852,817	7.73	0.75 - 1.95	2.69 - 3.93
Sub-Account	2022	71,719,313	1.04 - 11.10	78,195,574	16.71	0.75 - 1.95	(27.10) - (26.22)
	2021	4,339,888	1.43 - 15.13	6,608,809	—	0.75 - 1.90	4.39 - 5.60
	2020	4,058,719	1.37 - 14.40	5,912,597	3.18	0.75 - 1.90	9.74 - 11.01
BHFTI PIMCO Inflation	2024	3,090,241	13.87 - 17.99	46,526,078	—	0.75 - 1.95	0.13 - 1.35
Protected Bond Sub-Account	2023	3,224,298	13.85 - 17.75	48,222,981	2.09	0.75 - 1.95	1.59 - 2.82
	2022	3,322,685	13.63 - 17.27	48,728,411	6.26	0.75 - 1.95	(13.58) - (12.53)
	2021	3,589,130	15.78 - 19.74	60,507,516	0.73	0.75 - 1.95	3.38 - 4.63
	2020	3,419,774	15.26 - 18.87	55,434,901	2.68	0.75 - 1.95	9.38 - 10.71
BHFTI PIMCO Total Return	2024	5,793,443	15.69 - 20.88	100,294,489	2.89	0.75 - 1.95	0.43 - 1.66
Sub-Account	2023	6,023,734	15.62 - 20.54	103,324,568	2.88	0.75 - 1.95	4.01 - 5.26
	2022	6,136,560	15.02 - 19.51	100,619,358	2.94	0.75 - 1.95	(16.21) - (15.20)
	2021	6,708,999	17.93 - 23.01	130,688,648	1.81	0.75 - 1.95	(3.30) - (2.13)
	2020	6,422,062	18.54 - 23.51	128,631,465	3.65	0.75 - 1.95	6.41 - 7.70
BHFTI Schroders Global	2024	17,395,437	1.51 - 16.40	28,375,077	1.74	0.75 - 1.95	7.57 - 8.88
Multi-Asset Sub-Account	2023	19,866,402	1.40 - 15.15	29,955,661	1.90	0.75 - 1.95	12.80 - 14.16
	2022	22,386,475	1.24 - 13.34	29,726,905	1.40	0.75 - 1.95	(21.71) - (20.77)
	2021	24,183,311	1.59 - 16.93	40,928,882	0.32	0.75 - 1.95	9.27 - 10.59
	2020	28,178,777	1.45 - 15.40	43,330,188	1.77	0.75 - 1.95	0.13 - 1.34
BHFTI SSGA Emerging Markets	2024	1,888,425	10.14 - 21.60	20,532,123	1.49	0.75 - 1.95	1.80 - 3.04
Enhanced Index II	2023	2,035,918	9.96 - 21.06	21,655,433	1.01	0.75 - 1.95	4.42 - 5.67
Sub-Account	2022	2,172,082	9.54 - 20.02	22,036,110	0.73	0.75 - 1.95	(27.24) - (26.36)
	2021	2,139,801	13.11 - 27.28	29,675,089	0.17	0.75 - 1.95	(6.90) - (5.77)
	2020	2,232,694	14.08 - 29.06	33,117,310	1.99	0.75 - 1.95	24.83 - 26.35
BHFTI SSGA Emerging Markets	2024	100,758	10.87 - 11.12	1,110,948	3.06	1.15 - 1.55	9.41 - 9.85
Enhanced Index Sub-Account	2023	96,821	9.94 - 10.13	973,498	3.09	1.15 - 1.55	10.78 - 11.22
	2022	90,742	8.97 - 9.11	821,679	2.42	1.15 - 1.55	(21.54) - (21.23)
	2021	65,053	11.43 - 11.56	748,995	1.19	1.15 - 1.55	(1.23) - (0.84)
	2020	21,007	11.58 - 11.66	244,296	2.63	1.15 - 1.55	12.87 - 13.33
BHFTI SSGA Growth and	2024	3,661,815	21.04 - 26.51	84,123,482	2.37	0.75 - 1.95	8.64 - 9.97
Income ETF Sub-Account	2023	3,956,237	19.37 - 24.11	83,098,775	2.30	0.75 - 1.95	11.78 - 13.12
	2022	4,189,045	17.33 - 21.31	78,281,836	3.01	0.75 - 1.95	(17.01) - (16.01)
	2021	4,329,542	20.88 - 25.38	96,981,286	1.78	0.75 - 1.95	11.19 - 12.53
	2020	4,610,993	18.78 - 22.55	92,267,877	2.67	0.75 - 1.95	7.70 - 9.00
BHFTI SSGA Growth ETF	2024	1,785,550	23.27 - 29.32	45,559,520	2.03	0.75 - 1.95	10.53 - 11.87
Sub-Account	2023	2,005,982	21.05 - 26.21	46,033,493	1.85	0.75 - 1.95	13.52 - 14.89
	2022	2,143,921	18.54 - 22.81	43,083,189	2.76	0.75 - 1.95	(17.50) - (16.50)
	2021	2,260,653	22.48 - 27.32	54,751,208	1.46	0.75 - 1.95	15.33 - 16.73
	2020	2,409,539	19.49 - 23.41	50,378,450	2.40	0.75 - 1.95	8.60 - 9.92
BHFTI T. Rowe Price Large	2024	398,195	84.25 - 189.60	57,071,412	2.04	0.75 - 1.95	8.95 - 10.27
Cap Value Sub-Account	2023	443,084	76.05 - 171.94	58,050,408	1.87	0.75 - 1.95	7.53 - 8.82
	2022	459,482	70.60 - 158.00	55,541,055	1.60	0.75 - 1.95	(6.98) - (5.86)
	2021	502,926	75.79 - 167.83	64,790,307	1.87	0.75 - 1.95	23.55 - 25.04
	2020	552,845	61.25 - 134.22	56,950,224	2.43	0.75 - 1.95	0.88 - 2.10

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI T. Rowe Price Mid Cap	2024	1,570,816	34.12 - 41.26	59,455,828	—	1.15 - 1.95	7.18 - 8.05
Growth Sub-Account	2023	1,703,606	31.83 - 38.19	59,843,786	—	1.15 - 1.95	17.54 - 18.48
	2022	1,790,394	27.08 - 32.23	53,143,407	—	1.15 - 1.95	(24.02) - (23.42)
	2021	1,809,374	35.64 - 42.09	70,219,983	—	1.15 - 1.95	12.76 - 13.66
	2020	1,820,476	31.61 - 37.03	62,126,898	0.03	1.15 - 1.95	21.52 - 22.50
BHFTI Victory Sycamore Mid	2024	256,860	63.54 - 88.26	18,430,671	1.23	0.75 - 1.95	7.64 - 8.95
Cap Value Sub-Account	2023	283,295	59.03 - 81.01	18,802,000	1.43	0.75 - 1.95	7.82 - 9.12
	2022	291,402	54.75 - 74.24	17,809,400	1.65	0.75 - 1.95	(4.57) - (3.43)
	2021	325,975	57.37 - 76.87	20,768,085	1.11	0.75 - 1.95	29.25 - 30.81
	2020	377,683	44.39 - 58.76	18,525,969	1.46	0.75 - 1.95	5.55 - 6.83
BHFTI Western Asset	2024	2,400,279	9.31 - 10.97	24,071,822	3.04	0.75 - 1.95	(1.73) - (0.53)
Management	2023	2,554,029	9.47 - 11.03	25,906,390	2.63	0.75 - 1.95	2.37 - 3.61
Government Income	2022	2,816,892	9.25 - 10.64	27,754,339	2.34	0.75 - 1.95	(16.32) - (15.32)
Sub-Account	2021	3,055,180	11.05 - 12.57	35,766,498	2.14	0.75 - 1.95	(3.87) - (2.71)
	2020	3,438,704	11.50 - 12.92	41,607,571	2.40	0.75 - 1.95	5.59 - 6.87
BHFTII Baillie Gifford	2024	571,218	12.69 - 21.49	10,209,138	0.60	1.30 - 1.95	2.32 - 3.00
International Stock	2023	682,404	12.40 - 20.88	11,922,135	1.04	1.30 - 1.95	16.08 - 16.84
Sub-Account	2022	744,198	10.68 - 17.89	11,036,432	0.84	1.30 - 1.95	(30.19) - (29.73)
	2021	712,522	15.30 - 25.49	14,988,798	0.74	1.30 - 1.95	(2.91) - (2.27)
	2020	747,852	15.76 - 26.11	16,093,061	1.82	1.30 - 1.95	23.82 - 24.63
BHFTII BlackRock Bond	2024	281,633	51.01 - 78.82	17,283,621	3.90	0.75 - 1.90	(0.57) - 0.48
Income Sub-Account	2023	276,616	51.30 - 78.44	16,986,015	2.89	0.75 - 1.90	3.70 - 4.80
	2022	266,694	49.47 - 74.85	15,688,342	2.70	0.75 - 1.90	(15.88) - (15.00)
	2021	273,225	58.81 - 88.05	18,997,191	2.59	0.75 - 1.90	(2.47) - (1.43)
	2020	219,703	60.30 - 89.34	15,513,039	3.24	0.75 - 1.90	6.40 - 7.52
BHFTII BlackRock Capital	2024	165,067	6.84 - 203.84	19,032,802	0.01	0.75 - 1.90	29.49 - 31.00
Appreciation Sub-Account	2023	188,066	5.25 - 155.60	16,999,105	0.01	0.75 - 1.90	46.81 - 48.50
	2022	208,565	3.56 - 104.79	12,954,595	—	0.75 - 1.90	(38.78) - (38.08)
	2021	174,283	5.79 - 169.22	16,610,613	—	0.75 - 1.90	18.92 - 20.30
	2020	149,933	4.84 - 140.67	11,092,077	—	0.75 - 1.90	38.01 - 39.61
BHFTII BlackRock	2024	5,348,436	1.02 - 24.51	36,749,072	5.60	0.75 - 1.95	2.79 - 4.04
Ultra-Short Term Bond	2023	6,020,657	0.99 - 23.65	42,384,563	1.44	0.75 - 1.95	2.78 - 4.02
Sub-Account	2022	6,456,867	0.96 - 22.83	44,371,907	—	0.75 - 1.95	(0.77) - 0.43
	2021	6,139,612	0.96 - 22.83	46,921,730	0.08	0.75 - 1.95	(2.37) - (1.19)
	2020	5,445,123	0.98 - 23.19	49,729,047	1.65	0.75 - 1.95	(1.75) - (0.56)
BHFTII Brighthouse Asset	2024	687,051	1.12 - 18.95	9,414,766	2.92	0.75 - 1.90	1.83 - 3.07
Allocation 20 Sub-Account	2023	838,117	1.10 - 18.39	11,690,903	3.41	0.75 - 1.95	5.75 - 7.02
	2022	902,168	1.03 - 17.18	11,945,834	3.08	0.75 - 1.95	(14.37) - (13.34)
	2021	861,410	1.20 - 19.83	13,105,640	3.03	0.75 - 1.95	1.68 - 2.91
	2020	766,288	1.18 - 19.26	11,254,493	2.91	0.75 - 1.95	7.40 - 8.70
BHFTII Brighthouse Asset	2024	10,469,628	1.26 - 22.61	190,832,567	2.36	0.75 - 1.95	3.77 - 5.03
Allocation 40 Sub-Account	2023	11,697,674	1.21 - 21.52	208,713,924	3.47	0.75 - 1.95	8.39 - 9.70
	2022	12,910,921	1.11 - 19.62	214,540,163	2.57	0.75 - 1.95	(15.50) - (14.48)
	2021	14,048,161	1.31 - 22.94	279,716,525	2.66	0.75 - 1.95	5.35 - 6.62
	2020	15,661,755	1.24 - 21.52	294,980,895	2.67	0.75 - 1.95	8.89 - 10.21

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Brighthouse Asset	2024	16,722,308	1.43 - 28.04	380,063,975	1.86	0.75 - 1.95	5.86 - 7.15
Allocation 60 Sub-Account	2023	18,601,029	1.34 - 26.17	403,190,789	3.12	0.75 - 1.95	11.40 - 12.74
	2022	20,502,034	1.20 - 23.21	398,629,294	2.14	0.75 - 1.95	(16.96) - (15.96)
	2021	22,078,453	1.44 - 27.62	514,442,119	2.11	0.75 - 1.95	8.76 - 10.08
	2020	24,020,879	1.32 - 25.09	512,822,909	2.18	0.75 - 2.00	11.59 - 13.00
BHFTII Brighthouse Asset	2024	11,525,506	1.62 - 33.48	306,151,844	1.37	0.75 - 1.95	8.64 - 9.97
Allocation 80 Sub-Account	2023	12,911,724	1.48 - 30.44	314,611,092	3.01	0.75 - 1.95	15.04 - 16.42
	2022	14,113,934	1.28 - 26.15	298,346,941	1.79	0.75 - 1.95	(19.55) - (18.58)
	2021	15,464,361	1.59 - 32.12	406,629,576	1.67	0.75 - 1.95	12.50 - 13.85
	2020	16,910,512	1.41 - 28.21	394,297,503	1.80	0.75 - 1.95	14.34 - 15.72
BHFTII Brighthouse/Artisan	2024	319,576	31.84 - 84.92	11,067,415	1.04	1.15 - 1.95	2.67 - 3.50
Mid Cap Value Sub-Account	2023	351,596	31.02 - 82.04	11,821,834	0.63	1.15 - 1.95	15.96 - 16.89
	2022	390,745	26.75 - 70.19	11,294,323	0.70	1.15 - 1.95	(14.52) - (13.83)
	2021	450,461	31.29 - 81.45	15,132,904	0.76	1.15 - 1.95	24.14 - 25.14
	2020	515,775	25.20 - 65.09	13,888,228	0.73	1.15 - 1.95	3.93 - 4.77
BHFTII	2024	124,761	25.94 - 30.50	3,469,653	2.56	0.95 - 1.95	1.08 - 2.10
Brighthouse/Dimensional	2023	165,396	25.67 - 29.87	4,518,175	2.31	0.95 - 1.95	11.34 - 12.45
International Small Company	2022	173,923	23.05 - 26.57	4,247,298	2.33	0.95 - 1.95	(19.29) - (18.48)
Sub-Account	2021	188,151	28.56 - 32.59	5,661,149	1.55	0.95 - 1.95	11.66 - 12.78
	2020	205,282	25.58 - 28.89	5,507,052	2.45	0.95 - 1.95	6.68 - 7.76
BHFTII	2024	2,075,446	1.94 - 144.67	62,868,553	1.31	0.75 - 1.95	6.26 - 7.80
Brighthouse/Wellington Core	2023	2,153,550	1.82 - 134.21	66,752,088	1.30	0.75 - 1.95	5.32 - 6.86
Equity Opportunities	2022	2,244,900	1.72 - 125.60	70,228,400	1.31	0.75 - 1.95	(7.13) - (5.79)
Sub-Account	2021	2,403,692	1.85 - 133.31	88,101,053	1.29	0.75 - 1.95	21.71 - 23.50
	2020	2,426,127	1.51 - 107.95	78,950,561	1.48	0.75 - 1.95	8.82 - 10.44
BHFTII Frontier Mid Cap	2024	258,454	38.11 - 159.64	10,776,440	0.08	1.15 - 1.95	15.16 - 16.10
Growth Sub-Account	2023	293,216	33.10 - 137.51	10,559,206	—	1.15 - 1.95	15.47 - 16.39
	2022	303,134	28.66 - 118.15	9,392,763	—	1.15 - 1.95	(29.72) - (29.15)
	2021	286,056	40.78 - 45.75	12,498,190	—	1.30 - 1.95	12.17 - 12.91
	2020	300,679	36.35 - 40.52	11,638,346	—	1.30 - 1.95	28.84 - 29.68
BHFTII Jennison Growth	2024	1,209,398	32.67 - 94.51	90,724,990	—	0.75 - 1.95	27.47 - 29.02
Sub-Account	2023	1,336,216	25.47 - 73.51	78,061,697	—	0.75 - 1.95	49.92 - 51.73
	2022	1,549,844	16.89 - 48.62	60,088,385	—	0.75 - 1.95	(40.20) - (39.48)
	2021	1,409,992	28.07 - 80.62	90,717,151	—	0.75 - 1.95	14.65 - 16.04
	2020	1,380,663	24.34 - 69.72	76,620,517	0.01	0.75 - 1.95	53.35 - 55.20
BHFTII Loomis Sayles Small	2024	6,801	94.47 - 100.45	661,642	—	1.70 - 1.90	9.34 - 9.56
Cap Core Sub-Account	2023	7,693	86.40 - 91.68	682,355	—	1.70 - 1.90	14.98 - 15.21
	2022	9,302	75.14 - 79.58	716,056	—	1.70 - 1.90	(16.87) - (16.70)
	2021	9,768	90.39 - 95.54	904,077	—	1.70 - 1.90	19.35 - 19.59
	2020	11,843	75.73 - 79.89	917,124	—	1.70 - 1.90	9.68 - 9.90
BHFTII Loomis Sayles Small	2024	12,308	36.68 - 43.82	481,651	—	0.75 - 1.50	12.91 - 13.76
Cap Growth Sub-Account	2023	13,220	32.49 - 38.51	457,983	—	0.75 - 1.50	9.89 - 10.71
	2022	13,366	29.57 - 34.79	420,271	—	0.75 - 1.50	(24.24) - (23.67)
	2021	13,797	39.03 - 45.58	571,469	—	0.75 - 1.50	8.11 - 8.92
	2020	14,903	36.10 - 41.85	569,459	—	0.75 - 1.50	32.04 - 33.04

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Aggregate	2024	2,107,182	1.75 - 18.69	32,539,152	2.91	0.75 - 1.95	(1.34) - (0.14)
Bond Index Sub-Account	2023	2,080,030	1.76 - 18.72	32,331,267	2.67	0.75 - 1.95	2.88 - 4.12
	2022	1,993,967	1.69 - 17.98	29,840,192	2.49	0.75 - 1.95	(15.00) - (13.98)
	2021	2,091,257	1.97 - 20.90	36,310,567	2.36	0.75 - 1.95	(4.15) - (2.99)
	2020	1,777,483	2.04 - 21.54	31,538,770	2.55	0.75 - 1.95	4.82 - 6.09
BHFTII MetLife Mid Cap	2024	232,373	48.83 - 61.64	12,848,408	1.08	1.00 - 1.95	11.07 - 12.14
Stock Index Sub-Account	2023	254,462	43.97 - 54.96	12,592,095	1.08	1.00 - 1.95	13.53 - 14.61
	2022	249,696	38.73 - 47.96	10,797,641	0.83	1.00 - 1.95	(15.17) - (14.36)
	2021	236,049	45.65 - 56.00	11,895,616	0.87	1.00 - 1.95	21.62 - 22.78
	2020	244,010	37.54 - 45.61	9,989,114	1.22	1.00 - 1.95	10.88 - 11.94
BHFTII MetLife MSCI EAFE®	2024	490,813	2.15 - 20.63	9,220,729	2.97	1.00 - 1.95	0.92 - 1.89
Index Sub-Account	2023	486,069	2.11 - 20.28	8,985,988	2.26	1.00 - 1.95	15.31 - 16.41
	2022	527,562	1.81 - 17.44	8,395,699	3.48	1.00 - 1.95	(16.31) - (15.51)
	2021	541,578	2.14 - 19.97	10,196,923	1.52	1.00 - 1.95	8.22 - 9.25
	2020	565,388	1.96 - 18.33	9,602,086	2.96	1.00 - 1.95	5.44 - 6.44
BHFTII MetLife Russell 2000®	2024	314,423	5.28 - 50.75	14,809,918	1.26	1.00 - 1.95	8.72 - 9.76
Index Sub-Account	2023	350,999	4.81 - 46.31	15,098,496	1.10	1.00 - 1.95	14.22 - 15.31
	2022	335,310	4.17 - 40.22	12,531,329	0.77	1.00 - 1.95	(22.00) - (21.26)
	2021	316,964	5.30 - 51.16	15,078,874	0.78	1.00 - 1.95	11.99 - 13.06
	2020	324,150	4.68 - 45.31	13,538,340	1.14	1.00 - 1.95	16.95 - 18.07
BHFTII MetLife Stock Index	2024	1,806,643	20.73 - 196.83	101,366,950	1.08	1.00 - 1.95	21.95 - 23.12
Sub-Account	2023	1,978,977	16.84 - 160.10	90,830,482	1.22	1.00 - 1.95	23.21 - 24.38
	2022	2,096,326	13.54 - 128.91	77,419,177	1.07	1.00 - 1.95	(20.08) - (19.32)
	2021	2,083,501	16.78 - 160.01	95,740,312	1.35	1.00 - 1.95	25.57 - 26.77
	2020	2,078,635	13.24 - 124.24	75,354,201	1.71	1.00 - 1.95	15.54 - 16.65
BHFTII MFS® Total Return	2024	55,997	28.14 - 125.05	5,287,631	2.40	0.75 - 1.90	5.53 - 6.71
Sub-Account	2023	58,193	26.54 - 117.19	5,215,375	2.01	0.75 - 1.90	8.12 - 9.31
	2022	67,366	24.44 - 107.20	5,553,324	1.62	0.75 - 1.90	(11.52) - (10.54)
	2021	76,609	27.50 - 119.84	7,162,535	1.70	0.75 - 1.90	11.85 - 13.08
	2020	82,987	24.48 - 105.97	6,902,823	2.24	0.75 - 1.90	7.47 - 8.67
BHFTII MFS® Value	2024	555,468	41.34 - 56.79	26,328,550	1.64	0.75 - 1.95	9.48 - 10.82
Sub-Account	2023	620,838	37.76 - 51.25	26,773,104	1.65	0.75 - 1.95	5.78 - 7.05
	2022	646,664	35.70 - 47.87	26,171,943	1.52	0.75 - 1.95	(8.03) - (6.92)
	2021	671,025	38.81 - 51.43	29,380,024	1.37	0.75 - 1.95	22.88 - 24.36
	2020	711,871	31.59 - 41.36	25,233,003	1.82	0.75 - 1.95	1.65 - 2.88
BHFTII Neuberger Berman	2024	201,920	39.06 - 61.85	9,921,005	—	0.75 - 1.95	6.70 - 7.99
Genesis Sub-Account	2023	229,924	36.57 - 57.27	10,568,610	—	0.75 - 1.95	12.98 - 14.34
	2022	242,636	32.34 - 50.08	9,821,648	—	0.75 - 1.95	(20.88) - (19.92)
	2021	285,422	40.83 - 62.55	14,525,048	—	0.75 - 1.95	15.83 - 17.23
	2020	323,232	35.21 - 53.35	14,100,494	—	0.75 - 1.95	22.34 - 23.82
BHFTII T. Rowe Price Large	2024	902,559	26.46 - 78.43	56,086,810	—	1.15 - 1.95	27.46 - 28.49
Cap Growth Sub-Account	2023	1,073,637	20.76 - 61.04	52,589,607	—	1.15 - 1.95	43.72 - 44.86
	2022	1,218,582	14.44 - 42.14	41,326,279	—	1.15 - 1.95	(41.81) - (41.29)
	2021	1,060,820	24.82 - 71.84	60,930,950	—	1.15 - 1.95	17.64 - 18.58
	2020	1,133,729	21.10 - 60.58	54,629,722	0.02	1.15 - 1.95	34.00 - 35.08

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII T. Rowe Price Small	2024	5,574	59.83 - 68.76	342,632	—	1.40 - 1.90	11.05 - 11.61
Cap Growth Sub-Account	2023	7,377	53.87 - 61.61	412,215	—	1.40 - 1.90	19.00 - 19.60
	2022	7,602	45.27 - 51.52	356,808	—	1.40 - 1.90	(23.80) - (23.42)
	2021	7,733	59.41 - 67.28	475,763	—	1.40 - 1.90	9.26 - 9.81
	2020	8,025	54.38 - 61.27	451,123	—	1.40 - 1.90	21.70 - 22.32
BHFTII VanEck Global	2024	234,953	12.13 - 14.73	3,017,636	2.47	0.75 - 1.95	(4.50) - (3.34)
Natural Resources	2023	241,222	12.70 - 15.24	3,231,231	2.84	0.75 - 1.95	(5.50) - (4.36)
Sub-Account	2022	231,596	13.44 - 15.94	3,271,292	2.45	0.75 - 1.95	5.90 - 7.17
	2021	302,329	12.69 - 14.87	4,017,036	0.98	0.75 - 1.95	16.22 - 17.62
	2020	383,974	10.92 - 12.64	4,376,253	1.23	0.75 - 1.95	18.83 - 20.27
BHFTII Western Asset	2024	1,563,511	3.91 - 44.69	53,626,855	7.26	0.75 - 1.95	2.53 - 4.09
Management Strategic Bond	2023	1,659,126	3.78 - 42.93	55,243,966	6.43	0.75 - 1.95	7.11 - 8.62
Opportunities Sub-Account	2022	1,732,011	3.49 - 39.53	53,472,697	5.86	0.75 - 1.95	(18.53) - (17.28)
	2021	1,866,465	4.24 - 47.78	70,323,605	3.67	0.75 - 1.95	0.63 - 2.05
	2020	1,798,940	4.17 - 46.82	67,109,029	5.78	0.75 - 1.95	4.55 - 6.11
BHFTII Western Asset	2024	1,767,128	14.63 - 19.78	30,402,644	2.81	0.95 - 1.95	0.11 - 1.12
Management U.S. Government	2023	1,746,798	14.61 - 19.57	29,788,739	2.09	0.95 - 1.95	2.58 - 3.61
Sub-Account	2022	1,483,860	14.25 - 18.88	24,326,686	1.97	0.95 - 1.95	(10.92) - (10.02)
	2021	1,671,665	15.99 - 20.99	30,424,239	2.50	0.95 - 1.95	(3.66) - (2.70)
	2020	1,492,144	16.38 - 21.57	27,878,573	2.80	0.95 - 2.00	2.83 - 3.92
BlackRock Global Allocation	2024	211,823	29.15 - 31.72	6,509,132	1.48	1.15 - 1.55	7.24 - 7.67
V.I. Sub-Account	2023	210,146	27.18 - 29.46	6,005,839	2.60	1.15 - 1.55	10.76 - 11.21
	2022	198,414	24.54 - 26.49	5,106,643	—	1.15 - 1.55	(17.36) - (17.03)
	2021	179,596	29.70 - 31.07	5,579,066	0.91	1.30 - 1.55	4.78 - 5.04
	2020	102,362	28.34 - 29.58	3,026,611	1.68	1.30 - 1.55	18.85 - 19.15
Fidelity® VIP Contrafund®	2024	2,393,261	2.64 - 230.02	23,333,581	0.07	0.95 - 1.85	31.16 - 32.36
Sub-Account	2023	2,418,923	2.01 - 173.79	20,405,274	0.34	0.95 - 1.85	30.90 - 32.08
	2022	2,405,198	1.53 - 131.57	17,299,560	0.37	0.95 - 1.85	(27.73) - (27.08)
	2021	1,819,064	2.12 - 180.43	24,440,517	0.05	0.95 - 1.85	25.37 - 26.50
	2020	1,300,739	1.68 - 142.63	21,397,993	0.14	0.95 - 1.85	28.03 - 29.19
Fidelity® VIP	2024	92	160.50	14,715	1.59	1.50	13.33
Equity-Income Sub-Account	2023	96	141.62	13,608	1.65	1.50	8.74
	2022	108	130.24	14,071	1.65	1.50	(6.65)
	2021	117	139.52	16,364	1.62	1.50	22.75
	2020	126	113.66	14,351	1.69	1.50	4.85
Fidelity® VIP Mid Cap	2024	96,903	114.30 - 137.14	11,839,935	0.33	0.95 - 1.65	15.24 - 16.06
Sub-Account	2023	113,470	99.18 - 118.17	11,994,291	0.39	0.95 - 1.65	12.93 - 13.72
	2022	118,419	87.83 - 103.91	11,059,110	0.26	0.95 - 1.65	(16.36) - (15.77)
	2021	130,081	105.00 - 123.36	14,493,913	0.34	0.95 - 1.65	23.26 - 24.12
	2020	160,157	85.19 - 99.39	14,462,567	0.40	0.95 - 1.65	15.93 - 16.75
FTVIPT Franklin Income VIP	2024	211,182	76.54 - 105.77	18,157,329	5.19	0.95 - 1.85	5.22 - 6.18
Sub-Account	2023	215,573	72.74 - 99.61	17,542,530	5.12	0.95 - 1.85	6.64 - 7.60
	2022	217,635	68.21 - 92.58	16,476,647	4.75	0.95 - 1.85	(7.20) - (6.37)
	2021	241,149	73.51 - 98.87	19,608,039	4.62	0.95 - 1.85	14.62 - 15.65
	2020	261,627	64.14 - 85.49	18,542,366	5.79	0.95 - 1.85	(1.16) - (0.26)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
FTVIPT Franklin Mutual	2024	47,558	42.90 - 52.25	2,190,142	1.97	0.95 - 1.65	9.44 - 10.21
Shares VIP Sub-Account	2023	52,963	39.20 - 47.41	2,224,678	1.92	0.95 - 1.65	11.61 - 12.39
	2022	57,689	35.12 - 42.18	2,170,096	1.79	0.95 - 1.65	(8.94) - (8.30)
	2021	65,286	38.57 - 46.00	2,686,509	2.83	0.95 - 1.65	17.22 - 18.04
	2020	76,910	32.91 - 37.58	2,689,215	2.78	1.10 - 1.65	(6.60) - (6.09)
FTVIPT Franklin Small Cap	2024	98,406	2.84 - 64.33	3,039,394	0.94	0.95 - 1.55	9.97 - 10.64
Value VIP Sub-Account	2023	110,592	2.57 - 58.35	3,043,269	0.53	0.95 - 1.55	11.02 - 11.68
	2022	115,849	2.30 - 52.43	2,751,742	0.96	0.95 - 1.55	(11.45) - (10.91)
	2021	129,320	23.82 - 59.06	3,489,074	1.00	0.95 - 1.55	23.44 - 24.18
	2020	165,400	19.29 - 47.73	3,423,174	1.48	0.95 - 1.55	3.57 - 4.19
FTVIPT Templeton Foreign	2024	367,751	15.54 - 40.62	9,221,988	2.40	1.30 - 1.90	(2.88) - (2.19)
VIP Sub-Account	2023	366,631	15.95 - 41.57	9,464,516	3.21	1.30 - 1.90	18.49 - 19.41
	2022	433,024	13.43 - 34.87	9,492,173	3.03	1.30 - 1.90	(9.34) - (8.67)
	2021	477,665	14.78 - 38.23	11,647,608	1.81	1.30 - 1.90	2.20 - 2.98
	2020	487,698	14.42 - 37.19	11,676,903	3.42	1.30 - 1.90	(3.02) - (2.30)
FTVIPT Templeton Global	2024	388,709	13.31 - 15.55	5,403,167	—	0.95 - 1.55	(12.75) - (12.22)
Bond VIP Sub-Account	2023	370,600	15.25 - 17.72	5,893,915	—	0.95 - 1.55	1.31 - 1.91
	2022	372,093	15.05 - 17.39	5,828,771	—	0.95 - 1.55	(6.41) - (5.85)
	2021	425,295	16.09 - 18.47	7,114,458	—	0.95 - 1.55	(6.45) - (5.89)
	2020	457,384	17.20 - 19.62	8,175,465	8.35	0.95 - 1.55	(6.74) - (6.18)
Invesco V.I. Equity and	2024	339,178	36.22 - 42.16	12,955,567	1.60	0.95 - 1.65	10.06 - 10.84
Income Sub-Account	2023	360,907	32.91 - 38.03	12,490,244	1.76	0.95 - 1.65	8.44 - 9.20
	2022	379,754	30.35 - 34.83	12,081,549	1.39	0.95 - 1.65	(9.22) - (8.58)
	2021	447,558	33.43 - 38.10	15,671,333	1.59	0.95 - 1.65	16.41 - 17.23
	2020	532,338	28.72 - 32.50	15,978,006	2.20	0.95 - 1.65	7.85 - 8.61
Invesco V.I. EQV	2024	149,292	18.26 - 46.44	6,015,221	1.50	0.95 - 1.55	(1.21) - (0.61)
International Equity	2023	162,327	18.40 - 46.72	6,618,856	—	0.95 - 1.55	16.06 - 16.76
Sub-Account	2022	181,001	15.80 - 40.02	6,357,051	1.42	0.95 - 1.55	(19.76) - (19.27)
	2021	188,793	19.61 - 49.57	8,243,783	1.05	0.95 - 1.55	3.98 - 4.61
	2020	207,344	18.78 - 47.39	8,708,971	2.15	0.95 - 1.55	11.99 - 12.66
Invesco V.I. Main Street	2024	53,469	56.13 - 64.62	3,136,071	—	0.95 - 1.55	10.66 - 11.33
Small Cap® Sub-Account	2023	59,503	50.72 - 58.05	3,147,213	0.93	0.95 - 1.55	16.01 - 16.71
	2022	61,532	43.72 - 49.74	2,800,129	0.24	0.95 - 1.55	(17.33) - (16.84)
	2021	71,486	52.89 - 59.80	3,929,067	0.18	0.95 - 1.55	20.38 - 21.11
	2020	82,071	43.93 - 49.38	3,742,898	0.37	0.95 - 1.55	17.79 - 18.50
Janus Henderson Global	2024	312,907	1.20 - 1.21	376,430	0.12	1.30 - 1.50	9.34 - 9.56
Sustainable Equity	2023	78,835	1.10	86,921	0.78	1.30	21.65
Sub-Account	2022	13,314	0.91	12,066	0.56	1.30	(8.12)
(Commenced 4/29/2022)
LMPVET ClearBridge Variable	2024	4,780,458	2.27 - 160.52	28,682,966	0.66	0.95 - 1.90	20.33 - 21.49
Appreciation Sub-Account	2023	4,682,602	1.89 - 132.13	25,468,479	0.88	0.95 - 1.90	17.46 - 18.58
	2022	4,123,288	1.60 - 111.43	22,295,200	0.96	0.95 - 1.90	(14.09) - (13.27)
	2021	3,911,044	1.87 - 128.49	28,433,313	0.56	0.95 - 1.90	21.33 - 22.49
	2020	3,227,268	1.54 - 104.89	25,378,157	1.02	0.95 - 1.90	12.61 - 13.69

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2024	312,432	35.10 - 55.62	15,497,356	1.15	0.95 - 1.90	14.53 - 15.58
Dividend Strategy	2023	318,246	30.56 - 48.12	13,704,066	1.98	0.95 - 1.90	11.93 - 12.93
Sub-Account	2022	329,666	27.22 - 42.61	12,615,091	1.21	0.95 - 1.90	(9.91) - (9.10)
	2021	356,164	30.13 - 46.88	15,070,095	1.31	0.95 - 1.90	24.29 - 25.42
	2020	411,937	24.17 - 37.38	13,952,158	1.30	0.95 - 1.90	5.52 - 6.48
LMPVET ClearBridge Variable	2024	5,627	72.94 - 77.97	435,766	—	1.65 - 1.90	25.46 - 25.78
Large Cap Growth	2023	4,707	58.14 - 61.99	289,340	—	1.65 - 1.90	41.32 - 41.68
Sub-Account	2022	5,213	41.14 - 45.41	226,074	—	1.50 - 1.90	(33.52) - (33.25)
	2021	5,141	61.88 - 68.03	335,131	—	1.50 - 1.90	19.65 - 20.13
	2020	5,460	51.72 - 56.63	296,447	0.02	1.50 - 1.90	28.27 - 28.79
LMPVET ClearBridge Variable	2024	2,601	43.69 - 46.73	118,263	1.05	1.65 - 1.90	6.03 - 6.30
Large Cap Value Sub-Account	2023	5,788	41.21 - 43.96	244,753	1.30	1.65 - 1.90	12.93 - 13.22
	2022	5,918	36.49 - 40.31	221,468	1.30	1.50 - 1.90	(8.19) - (7.82)
	2021	6,536	39.74 - 42.19	266,467	1.02	1.65 - 1.90	23.84 - 24.14
	2020	6,994	32.09 - 35.17	230,188	1.18	1.50 - 1.90	3.26 - 3.68
LMPVET ClearBridge Variable	2024	2,199,578	1.71 - 63.61	6,967,637	—	0.95 - 1.90	2.52 - 3.51
Small Cap Growth	2023	2,085,644	1.67 - 61.46	6,746,598	—	0.95 - 1.90	6.37 - 7.38
Sub-Account	2022	1,789,993	1.57 - 57.23	5,865,900	—	0.95 - 1.90	(30.18) - (29.52)
	2021	1,401,886	2.24 - 81.20	7,585,002	—	0.95 - 1.90	10.49 - 11.55
	2020	1,180,360	2.02 - 72.80	7,174,195	—	0.95 - 1.90	40.56 - 41.90
LMPVET Franklin Multi-Asset	2024	27,399	33.59 - 40.84	965,399	2.51	0.95 - 1.65	9.95 - 10.72
Variable Conservative Growth	2023	31,082	30.55 - 36.88	996,152	2.23	0.95 - 1.65	12.76 - 13.55
Sub-Account	2022	37,439	27.09 - 32.48	1,064,087	1.97	0.95 - 1.65	(15.58) - (14.98)
	2021	45,437	32.09 - 38.21	1,532,607	3.11	0.95 - 1.65	9.64 - 10.41
	2020	54,797	29.27 - 33.38	1,679,630	2.07	1.10 - 1.65	9.14 - 9.75
LMPVET Franklin Multi-Asset	2024	27,574	37.92 - 41.24	1,081,750	1.89	1.35 - 1.65	15.70 - 16.05
Variable Growth Sub-Account	2023	32,100	32.78 - 35.53	1,093,380	1.15	1.35 - 1.65	17.62 - 17.98
	2022	36,335	27.87 - 30.12	1,053,702	3.10	1.35 - 1.65	(16.19) - (15.94)
	2021	38,862	33.25 - 35.83	1,342,903	4.13	1.35 - 1.65	18.72 - 19.08
	2020	40,369	28.00 - 30.09	1,173,882	1.63	1.35 - 1.65	9.41 - 9.74
LMPVET Franklin Multi-Asset	2024	862	34.86 - 36.35	30,032	1.57	1.50 - 1.65	13.55 - 13.72
Variable Moderate Growth	2023	1,083	30.70 - 31.96	33,525	1.84	1.50 - 1.65	15.89 - 16.06
Sub-Account	2022	1,084	26.49 - 27.54	28,956	1.78	1.50 - 1.65	(15.76) - (15.63)
	2021	1,152	31.44 - 32.64	36,572	3.96	1.50 - 1.65	14.76 - 14.93
	2020	1,523	27.40 - 28.40	42,386	1.75	1.50 - 1.65	9.25 - 9.41
LMPVIT Western Asset	2024	3,496,375	1.11 - 32.97	7,341,662	6.35	0.95 - 1.90	5.03 - 6.04
Variable Global High Yield	2023	3,021,205	1.06 - 31.09	6,818,309	5.42	0.95 - 1.90	8.19 - 9.22
Bond Sub-Account	2022	2,730,418	0.98 - 28.47	6,316,832	6.39	0.95 - 1.90	(15.34) - (14.54)
	2021	2,450,122	1.15 - 33.31	7,621,275	4.48	0.95 - 1.90	(0.58) - 0.37
	2020	1,612,960	1.16 - 33.19	7,213,023	3.98	0.95 - 1.90	5.29 - 6.30
PIMCO VIT High Yield	2024	2,878	27.39 - 28.89	80,127	5.83	1.30 - 1.50	5.28 - 5.49
Sub-Account	2023	2,841	26.01 - 27.38	75,058	5.66	1.30 - 1.50	10.55 - 10.77
	2022	2,903	23.53 - 24.72	69,319	5.04	1.30 - 1.50	(11.62) - (11.44)
	2021	3,064	26.62 - 27.92	82,769	4.45	1.30 - 1.50	2.09 - 2.29
	2020	2,835	26.08 - 27.29	74,875	4.83	1.30 - 1.50	4.17 - 4.38

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
OF BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
PIMCO VIT Low Duration	2024	2,699	14.69 - 15.04	39,980	3.98	1.40 - 1.50	2.93 - 3.03
Sub-Account	2023	2,758	14.28 - 14.60	39,684	3.59	1.40 - 1.50	3.41 - 3.52
	2022	2,835	13.80 - 14.11	39,450	1.68	1.40 - 1.50	(7.14) - (7.05)
	2021	2,856	14.87 - 15.17	42,782	0.52	1.40 - 1.50	(2.40) - (2.30)
	2020	2,796	15.23 - 15.53	42,932	1.20	1.40 - 1.50	1.45 - 1.56
Pioneer Mid Cap Value VCT	2024	22,670	74.37 - 91.66	1,784,624	1.70	0.95 - 1.65	8.82 - 9.59
Sub-Account	2023	24,774	68.35 - 83.64	1,793,403	1.70	0.95 - 1.65	10.37 - 11.15
	2022	25,894	61.92 - 75.25	1,694,835	1.38	0.95 - 1.65	(7.42) - (6.77)
	2021	29,537	66.89 - 80.72	2,088,943	0.72	0.95 - 1.65	27.26 - 28.15
	2020	32,642	52.56 - 62.99	1,807,815	0.95	0.95 - 1.65	0.20 - 0.91
Putnam VT Sustainable	2024	16,799	34.14	573,555	0.37	1.40	21.61
Leaders Sub-Account	2023	16,670	28.08	468,025	0.74	1.40	24.66
	2022	16,326	22.52	367,684	0.82	1.40	(23.79)
	2021	16,128	29.55	476,628	0.33	1.40	22.12
	2020	15,844	24.20	383,422	0.62	1.40	27.27

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund, portfolio, or series net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series in which the Sub-Account invests. The investment income ratio is calculated as a weighted average ratio since the Sub-Account may invest in two or more share classes, within the underlying fund, portfolio, or series of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized contract expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Sub-Account.

4  During 2021 and 2024, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

This page is intentionally left blank.

Brighthouse Life Insurance Company of NY
(An Indirect Subsidiary of Brighthouse Financial, Inc. December 31, 2024 and 2023)

Index to Statutory Basis Financial Statements

1

Deloitte & Touche LLP

650 S Tryon Street

Suite 1800 Charlotte, NC 28202

USA

Tel: +1 704 887 1500

Fax: +1 704 887 1570

www.deloitte.com

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of
Brighthouse Life Insurance Company of NY:

Opinions

We have audited the statutory-basis financial statements of Brighthouse Life Insurance Company of NY (a wholly-owned subsidiary of Brighthouse Life Insurance Company, which is an indirect subsidiary of Brighthouse Financial, Inc.) (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2024 and 2023, and the related statutory- basis statements of operations and changes in capital and surplus, and statements of cash flow for the years then ended and the related notes to the statutory-basis financial statements (collectively referred to as the "statutory-basis financial statements").

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for the years then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flow for each of the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is

2

also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•  Exercise professional judgment and maintain professional skepticism throughout the audit.

•  Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental schedule of investment risks interrogatories, the supplemental summary investment schedule, and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2024, are presented for purposes of additional analysis and are not a required part of the 2024 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory- basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory-basis financial statements as a whole.

April 4, 2025

3

Brighthouse Life Insurance Company of NY
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2024 and 2023

(In millions, except share data)

	2024	2023
Admitted Assets
Bonds	$1,691	$1,796
Preferred stocks	1	3
Mortgage loans	186	228
Cash, cash equivalents and short-term investments	163	242
Derivative assets	235	137
Other invested assets	49	51
Total invested assets	2,325	2,457
Investment income due and accrued	14	15
Premiums and annuity considerations deferred and uncollected	2	2
Reinsurance recoverable	364	778
Net deferred tax asset	27	33
Current Federal income tax recoverable	4	—
Other assets	16	10
Total assets excluding Separate Accounts	2,752	3,295
Separate Account assets	10,039	8,852
Total Admitted Assets	$12,791	$12,147
Liabilities and Capital and Surplus
Liabilities
Reserves for life insurance and annuities	$964	$931
Liability for deposit-type contracts	13	14
Other policy liabilities	363	634
Asset valuation reserve	54	45
Derivative liabilities	10	10
Payable for collateral under securities loaned and other transactions	112	44
Net transfers to (from) Separate Accounts due and accrued	(15)	141
Funds held under reinsurance treaties	399	418
Other liabilities	154	239
Total liabilities excluding Separate Accounts	2,054	2,476
Separate Account liabilities	10,038	8,852
Total Liabilities	12,092	11,328
Capital and Surplus
Capital stock (par value $10 per share, 200,000 shares authorized, issued and outstanding)	2	2
Other than special surplus fund reserve	502	—
Paid-in surplus	670	670
Special surplus fund reserve	7	9
Unassigned surplus (deficit)	(482)	138
Total Capital and Surplus	699	819
Total Liabilities and Capital and Surplus	$12,791	$12,147

See accompanying notes to statutory financial statements

4

Brighthouse Life Insurance Company of NY

Statutory Statements of Operations and Changes in Capital and Surplus
For the Years Ended December 31, 2024 and 2023

(In millions)

	2024	2023
Income
Premiums and annuity considerations	$123	$(3,649)
Considerations for supplementary contracts and dividend accumulations	8	12
Net investment income	84	(6)
Reserve adjustments on reinsurance ceded	368	4,039
Other income (loss)	(349)	(319)
Total income	234	77
Benefits and Expenses
Benefit payments	234	399
Changes to reserves, deposit funds and other policy liabilities	53	(732)
Insurance expenses and taxes (other than Federal income and capital gains taxes)	137	133
Net transfers to (from) Separate Accounts	(58)	270
Total benefits and expenses before Federal income tax	366	70
Gain (loss) from operations before Federal income tax	(132)	7
Federal income tax expense (benefit) (excluding income tax on capital gains and losses)	(3)	2
Gain (loss) from operations	(129)	5
Net realized capital gains (losses), net of Federal income tax and interest maintenance reserve transfer	9	534
Net Income (Loss)	(120)	539
Changes in Capital and Surplus
Change in General Account net unrealized capital gains (losses)	53	(154)
Change in net deferred income tax	36	(139)
Change in nonadmitted assets	(28)	115
Change in asset valuation reserve	(9)	—
Change in surplus as a result of reinsurance	(554)	135
Change in surplus adjustment paid in	—	100
Other — net	502	—
Net Change in Capital and Surplus	(120)	596
Capital and Surplus at Beginning of Year	819	223
Capital and Surplus at End of Year	$699	$819

See accompanying notes to statutory financial statements

5

Brighthouse Life Insurance Company of NY

Statutory Statements of Cash Flow
For the Years Ended December 31, 2024 and 2023

(In millions)

	2024	2023
Cash from operations
Premiums and annuity considerations, net of reinsurance, received	$(1,608)	$(3,126)
Net investment income received	84	(8)
Other income (loss) received	3,763	(129)
Total receipts	2,239	(3,263)
Benefits paid (other than dividends)	2,378	(3,654)
Insurance expenses and taxes paid (other than Federal income and capital gains taxes)	(47)	361
Net transfers to (from) Separate Accounts	670	267
Federal income tax paid (recovered) (net of tax on capital gains and losses)	(1)	95
Total payments	3,000	(2,931)
Net cash provided by (used in) operations	(761)	(332)
Cash from investments
Proceeds from invested assets sold, matured or repaid	352	607
Cost of invested assets acquired	(68)	(267)
Net cash provided by (used in) investments	284	340
Cash from financing and other sources
Borrowed Money	—	(125)
Net change in deposit-type contracts	(1)	—
Other-net	399	42
Net cash provided by (used in) financing and other sources	398	(83)
Net change in cash, cash equivalents and short-term investments:	(79)	(75)
Cash, cash equivalents and short-term investments:
Beginning of year	242	317
End of year	$163	$242
Supplemental disclosures of cash flow information for non-cash transactions:
Reinsurance settlement to premiums ceded, asset in kind transfer out	$2,546	$—
Modified coinsurance, asset in kind transfer in	$2,468	$—
Commissions, asset kind transfer in	$119	$—
Bonds, asset in kind transfer in	$96	$100
Surrenders benefits, asset in kind transfer in	$51	$—
Death benefits, asset in kind transfer in	$6	$—
Federal income tax paid	$—	$95

See accompanying notes to statutory financial statements

6

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements
For the Years Ended December 31, 2024 and 2023

Note 1 — Summary of Significant Accounting Policies

Business

Brighthouse Life Insurance Company of NY (the "Company"), is a wholly-owned subsidiary of Brighthouse Life Insurance Company ("Brighthouse Insurance"), which is an indirect subsidiary of Brighthouse Financial, Inc. ("Brighthouse") a Delaware corporation. The Company is domiciled in the State of New York ("New York") and is only licensed to transact insurance business therein, and is subject to regulation by New York. The Company markets or administers traditional life and universal life insurance; as well as variable, fixed, index-linked, and income annuity products to individuals.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Basis of Presentation

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the New York Department of Financial Services (the "Department" or "NYDFS"). The Department requires that insurance companies domiciled in New York prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") as modified by the Department. NAIC SAP adjusted for these differences is referred to in these statutory financial statements as New York Statutory Accounting Principles ("NY SAP").

For variable and certain index-linked annuities, under NAIC SAP, reserves are determined based on the requirements of the NAIC Valuation Manual Section 21 ("VM-21"). Under NY SAP, reserves are equal to the greater of the amount determined under VM-21 and the amount determined under New York Regulation 213 ("Reg 213").

For Life Insurance policies issued since 2020, under NAIC SAP, reserves are determined based on the requirements of the NAIC Valuation Manual Section 20 ("VM-20"). Under NY SAP, reserves are equal to the greater of the amount determined under VM-20 and the amount determined under New York Regulation 213 ("Reg 213").

For deferred annuities, under NAIC SAP, reserves are determined under the NAIC model standard valuation law (referred to as curtate Commissioners' Annuity Reserve Valuation Method ("CARVM")).

Under NY SAP, deferred annuity reserves are computed as described by the New York valuation law (referred to as continuous CARVM).

Under NYDFS Circular Letter No. 11 (2010), ceded reserves are reduced by the deferred premium asset proportional to the amount ceded. Under NAIC SAP, there is no such specific requirement.

7

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

A reconciliation of the Company's net income (loss) for the years ended December 31 and capital and surplus at December 31 between NY SAP and NAIC SAP is shown below (in millions):

		For the Years Ended
	SSAP Number (1)	2024	2023
Net income (loss), NY SAP		$(120)	$539
State prescribed practices:
Deferred annuities using continuous CARVM	51	—	—
Variable annuities in excess of NY Reg 213 standard scenario over VM 21 stochastic reserves	51	—	4
NYSDFS Circular Letter No. 11 (2010) impact on deferred premiums	61	—	(2)
NYSDFS Seventh Amendment to Regulation No. 172 impact on admitted unearned reinsurance premium	61	—	10
State permitted practices: NONE		—	—
Net income, NAIC SAP		$(120)	$551
		December 31,
	SSAP Number	2024	2023
Statutory capital and surplus, NY SAP		$699	$819
State prescribed practices:
Deferred annuities using continuous CARVM	51	1	1
Variable annuities in excess of NY Reg 213 standard scenario over VM 21 stochastic reserves	51	3	3
NYSDFS Circular Letter No. 11 (2010) impact on deferred premiums	61	(2)	(2)
NYSDFS Seventh Amendment to Regulation No. 172 impact on admitted unearned reinsurance premium	61	9	9
State permitted practices: NONE		—	—
Statutory capital and surplus, NAIC SAP		$710	$830

(1)  Statement of Statutory Accounting Principles ("SSAP")

The Company's risk-based capital ("RBC") would not have triggered a regulatory event without the use of the state prescribed practices referenced in the table above.

NY SAP comprises a basis of accounting which differs from generally accepted accounting principles ("GAAP"). The more significant differences are as follows:

•  Policy acquisition costs are charged to expense as incurred under NY SAP; whereas under GAAP, certain policy acquisition costs are deferred and amortized over the estimated lives of the contracts in a manner that approximates a straight-line basis over the expected life of the related contracts;

•  Insurance reserves are determined using prescribed factors for mortality, lapses and interest without consideration of company experience, or using a principles based reserve method equal to the higher of reserves using prescribed factors and reserves that consider a wide range of future economic conditions, as well as, company experience. Under GAAP, reserves are determined based upon best estimates as of the date the policy is issued, or the account value plus a reserve for additional benefits, that is either based on current assumptions or measured at fair value with an adjustment for non-performance risk;

•  Certain assets designated as "nonadmitted assets" are excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus by direct charges to unassigned surplus (deficit), including a portion of deferred income tax assets ("DTA") and negative Interest Maintenance Reserve ("IMR") balances;

8

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

•  Contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue for NY SAP; whereas under GAAP, for contracts that do not subject the Company to significant risks arising from mortality or morbidity, amounts received are reported as increases to policyholder account balances;

•  Certain reinsurance agreements are accounted for as reinsurance under both NY SAP and GAAP if certain risk transfer provisions are met. The risk transfer provisions in GAAP differ from the risk transfer provisions under NY SAP. Under GAAP, the reinsurer must assume significant insurance risk and have a reasonable possibility of realizing a significant loss from the transaction. NY SAP requires the reinsurer to assume all of certain risks deemed to be significant, regardless of the significance of loss potential. Assets and liabilities as a result of reinsurance transactions are netted under NY SAP but are reported gross under GAAP. Ceding commissions received in conjunction with reinsurance transactions are reported as revenue under NY SAP but are reported as a reduction of commission expense under GAAP;

•  A liability is established when the reserves ceded to an unauthorized reinsurer exceed the eligible collateral supporting the reserves. Changes to these amounts are credited or charged directly to unassigned surplus (deficit). Under GAAP, no such liability is required;

•  Investments in bonds and preferred stocks are generally carried at amortized cost under NY SAP. Under GAAP, investments in bonds and preferred stocks have one of three classifications. Those classified as held-to-maturity are carried at amortized cost, those classified as available-for-sale are carried at estimated fair value with adjustments for changes in estimated fair value recorded as a component of equity and those classified as trading are carried at estimated fair value with adjustments for changes in estimated fair value recorded through earnings;

•  Investments in mortgage loans that are impaired are reported at the estimated fair value of the underlying collateral less estimated costs to obtain and sell such collateral. If the estimated fair value of the impaired loan subsequently increases, the mortgage loan's carrying value may not be adjusted to reflect this increase in value. Under GAAP, impaired mortgage loans may also be assessed using observable market price or discounted cash flow ("DCF") methodologies using the loan's original effective interest rate. If the value of the impaired mortgage loan subsequently increases, under GAAP, the mortgage loan's carrying value may be adjusted to reflect this increase, through a decrease in a specific valuation allowance;

•  The Company establishes a general valuation allowance when the amount of the loan loss contingency is greater than the mortgage component of the asset valuation reserve ("AVR"). The amount recorded is the excess of the loss contingency amount over the mortgage component of the AVR, with an offset to net unrealized capital gains and (losses). Under GAAP, the required allowance for credit losses is recorded as a reduction to net carrying value with an offset to realized gains and losses;

•  An AVR liability is established, based upon a formula prescribed by the NAIC, to offset potential credit-related investment losses on all invested assets. Changes in the AVR are charged or credited directly to surplus. Under GAAP, no such reserve is required;

•  An IMR is established to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into net investment income over the remaining years to expected maturity of the assets sold; whereas under GAAP, available-for-sale bonds and mortgage loan gains and losses on disposal are reported in earnings in the period that the assets are sold;

•  Most derivatives that do not meet the criteria for hedge accounting are carried at estimated fair value with changes in their estimated fair value reported in changes in capital and surplus. Under GAAP, if a derivative not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses), a component of net income. An embedded derivative that is not clearly and closely related to the economic characteristics of the host contract and that meets certain other criteria is bifurcated from the host contract and accounted for separately at estimated fair value;

•  Deferred income tax is calculated based on temporary differences between NY SAP and tax-basis reporting, subject to certain asset admission limitations for DTA, rather than the difference between GAAP and tax-basis reporting, without such asset admission limitations;

9

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

•  Certain items, including modifications to required policy reserves resulting from changes in reserve methodologies, are recorded directly to unassigned surplus (deficit) rather than being reflected in income under GAAP;

•  For loss contingencies, when no amount within management's estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued; whereas under GAAP, the minimum amount in the range is accrued. In addition, the timing of recognition of certain costs related to loss contingencies may be different;

•  Gains on certain economic transactions with related parties, defined as arm's-length transactions, resulting in the transfer of risks and rewards of ownership and considered permanent, are recognized under NY SAP rather than deferred until the assets are sold to third parties as required under GAAP;

•  Separate Account assets, liabilities, income and expenses are reflected using a summarized presentation in the financial statements under NY SAP; under GAAP only separate accounts where all of the investment risk is borne by the policyholder quantify for summarized presentation.

Accounting Changes and Correction of Errors

Accounting Changes

In June 2024, the Company reclassified $541 million from Unassigned funds to Other than special surplus in accordance with guidance from the NYDFS. The reclassification represents the cumulative balance of unamortized deferred reinsurance gains. Going forward, such gains will be recognized in Unassigned funds as earnings emerge on the reinsured business.

Correction of Errors

The Company had no correction of errors during 2024.

Reclassifications

Certain amounts in the 2023 statutory financial statements were reclassified to conform with the 2024 presentation.

GAAP Equity and Income (Unaudited)

GAAP consolidated net income (loss) attributable to the Company was $34 million and ($9) million for the years ended December 31, 2024 and 2023, respectively. GAAP consolidated stockholder's equity was $699 million and $654 million at December 31, 2024 and 2023, respectively.

Use of Estimates

The preparation of financial statements requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements. Management is also required to disclose contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

Investments

Income from investments, including amortization of premium, accretion of discount and similar items, is recorded within net investment income, unless otherwise stated herein. Other-than-temporary impairments ("OTTI") losses are recorded as realized capital losses, the cost basis of the investment is reduced and the revised cost basis is not adjusted for subsequent recoveries in value.

Bonds are generally stated at amortized cost, unless they have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value. Unrealized capital losses on bonds having a NAIC designation of 6 are charged directly to surplus. Interest and prepayment fees are recorded when earned. Amortization of premium or accretion of discount is calculated using the effective yield method taking into consideration specified interest and principal provisions over the life of the bonds or estimated timing and amount of prepayments of underlying loans for commercial mortgage-backed securities ("CMBS"), residential mortgage-backed securities ("RMBS") and asset-backed securities ("ABS") (collectively "loan-backed securities"). Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities and ABS are estimated using inputs obtained from third party specialists, and are based on management's knowledge of the current market. For credit- sensitive mortgage-backed

10

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

securities and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed securities and ABS, the effective yield is recalculated on a retrospective basis.

For loan-backed securities, the NAIC relies on the second lowest NAIC Credit Rating Provider ("CRP") rating to determine the initial NAIC designation. The second lowest CRP rating is used to determine the carrying value of the security, which is based on the NAIC's estimate of expected losses, using an NAIC published formula. The carrying value of the security determines its final NAIC designation. This methodology does not apply to NAIC 1 and NAIC 6 securities which are rated at the second lowest CRP designation. Loan-backed and structured securities are stated at either amortized cost or the lower of amortized cost or fair market value.

The Company periodically evaluates bonds for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 3 "Evaluating Temporarily Impaired Bonds for OTTI". Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) both the Company's intent to sell a security before the recovery of its estimated fair value and its intent and ability to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost; (vii) unfavorable changes in forecasted cash flows on mortgage-backed securities and ABS; (viii) the potential for impairments due to weakening foreign currencies on foreign currency denominated bonds that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

The Company recognizes an OTTI loss in earnings for a loan-backed security in an unrealized loss position when it is anticipated that the amortized cost basis will not be recovered. In such situations, the OTTI loss recognized in earnings is the entire difference between the security's amortized cost and its estimated fair value only when either: (i) the Company intends to sell the security or (ii) the Company does not have the intent and ability to retain the security for the time sufficient to recover the amortized cost basis. Non-interest related OTTI losses are recorded through the AVR and interest related losses through the IMR. If neither of the two conditions exists, and the Company has the intent and ability to hold the security but does not expect to recover the entire amortized cost, the difference between the amortized cost basis of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI loss.

The determination of estimated fair values for securities and other investments is described in Note 2.

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium, discount or deferred fees, and are net of valuation allowances. Interest income and prepayment fees are recorded when earned. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premium and accretion of discount are recorded using the effective yield method. Gains and losses from sales of loans are recorded in net realized capital gains (losses).

Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Valuation allowances are established both on a loan specific basis and, in certain circumstances described below, for pools of loans. Valuation allowances are determined separately for each of the loan portfolio segments: commercial and agricultural. In conjunction with the valuation allowance process, management identifies mortgage loans to be placed on a nonaccrual status at which time the Company recognizes income on the cash method.

Specific valuation allowances are established using the same methodology for both portfolio segments and a common evaluation framework is used for establishing general valuation allowances for the loan portfolio segments; however, a separate general valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs that are unique to each loan portfolio segment. The Company records specific valuation allowances for impaired mortgage loans when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the

11

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

contractual terms of the loan agreement. Based on the facts and circumstances of the individual mortgage loans being impaired, loan specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the loan's underlying collateral (as determined by acceptable appraisal methodologies) less estimated costs to obtain and sell such collateral. Changes in these loan specific valuation allowances are reported within net realized capital gains (losses). General valuation allowances are established for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loans with similar loan-to-value or similar debt service coverage ratio factors. A loss contingency exists when, based on experience, it is probable that a credit event has occurred and the amount of credit loss can be reasonably estimated. These evaluations are based upon several loan portfolio segment specific factors, including the Company's experience with loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years or more of historical experience in these evaluations. These evaluations are revised as conditions change and new information becomes available. The general valuation allowance is established when the amount of the loan loss contingency is greater than the mortgage component of the AVR, and the amount recorded is the excess of the loss contingency amount over the mortgage component of the AVR. If the mortgage component of the AVR is greater than the loss contingency amount, no general valuation allowance is recorded. Changes in the general valuation allowance are included in change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

All commercial loans are monitored on an ongoing basis which may include an analysis of the property's financial statements and rent rolls, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios and tenant creditworthiness. The monitoring process for commercial loans focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews of the agricultural loan portfolio on a geographic and sector basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis, by aggregating groups of loans that have similar risk characteristics for potential credit loss. General valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to- value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the loan portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

The Company may grant concessions related to a particular borrower's financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the recurring portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Cash equivalents, which are short-term, highly liquid securities and other investments with original maturities of three months or less at date of purchase, are stated at amortized cost, except for securities which have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value.

12

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Other invested assets consist of investments in surplus notes, an investment in the equity tranche of a collateralized loan obligation and a real estate joint venture.

Investments in surplus notes are carried at amortized cost.

The investment in the equity tranche of collateralized loan obligation is accounted for under the equity method.

Real estate joint ventures are carried at the underlying audited GAAP equity, with the Company's share of undistributed earnings and losses included in change in General Account net unrealized capital gains (losses) which is credited or charged directly to surplus. Dividends or distributions received are recognized to the extent they are not in excess of undistributed accumulated earnings. Dividends and distributions in excess of undistributed accumulated earnings are recorded as a reduction to the carrying value of the investment. The Company also periodically evaluates the joint ventures' unrealized losses for recoverability. In addition to the joint ventures performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairment. The Company considers financial and other information provided by such entities, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

Derivatives

The Company may be exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. All of the Company's derivatives are bilateral contracts between two counterparties. The Company uses options, swaps, and caps to manage risks that may include interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. Derivative hedges are designed to reduce risk on an economic basis while considering their impact on accounting results and statutory capital.

NY SAP restricts the Company's use of derivatives to: (i) hedging activities intended to offset changes in the estimated fair value of assets held, obligations and anticipated transactions; (ii) income generation transactions to generate additional income or return on covering assets; and (iii) RSATs to reproduce the investment characteristics of otherwise permissible investments. The Company is prohibited from using derivatives for speculation. OTC derivatives are carried on the Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus either as derivative assets or derivative liabilities.

The Company does not offset the values recognized for derivatives executed with the same counterparty under the same master netting agreement. This policy applies to the recognition of derivative assets and derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

To qualify for hedge accounting under SSAP No. 86, Derivatives ("SSAP 86"), at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of the variability of cash flows to be received or paid related to a forecasted transaction or a recognized asset or liability ("cash flow hedge"). In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company may hold cash flow and fair value derivatives that hedge various assets and liabilities including bonds, mortgage loans, and liability portfolios; the derivatives that hedge those assets and liabilities are valued in a manner consistent with the underlying hedged item, if the derivatives meet the criteria for highly effective hedges. Bonds that have an NAIC designation of 1 through 5 are carried at amortized cost; therefore, the derivatives hedging such bonds are also carried at amortized cost. Bonds that have an NAIC designation of 6 are carried at the lower of amortized cost or estimated fair value; therefore, the derivatives hedging such bonds are also carried at the lower of amortized cost or estimated fair value. Mortgage loans are carried at amortized cost; therefore, the derivatives hedging mortgage loans are also carried at amortized cost. Any hedged liabilities of the Company are carried at amortized cost; therefore, the derivatives hedging liabilities are also carried at

13

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

amortized cost. Effective foreign currency swaps have a foreign currency adjustment reported in capital and surplus pursuant to SSAP 86 by using the same procedures as used to translate the hedged item.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the Company removes the designation of the hedge.

When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative is carried at its estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. If the hedged item is sold, the gain or loss on the derivative is realized but is subject to the IMR.

To the extent the Company does not designate a derivative for hedge accounting, the derivative is carried at estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

Cash flows associated with purchases and sales of derivative instruments, including realized gains and losses and unrealized gains and losses are recognized in cash from investments. Cash flows associated with other income from with derivative instruments are recognized in cash from operations.

Insurance Reserves and Annuity and Other Fund Reserves

Reserves for permanent plans of individual life insurance, universal life plans and certain term plans are computed principally on the Net Level Premium Method, the Commissioners' Reserve Valuation Method, or using the principle based requirements of Reg 213, as appropriate. Reserves for other life insurance policies are computed on the Net Level Premium Method or the Commissioners' Reserve Valuation Method, as appropriate. Reserves for group and individual annuity contracts are computed on CARVM or using the principle based requirements of Reg 213, as appropriate. The reserves are based on mortality, morbidity and interest rate assumptions prescribed by New York Insurance Law. Such reserves are sufficient to provide for contractual surrender values.

Periodically, to reflect changes in circumstances or regulatory requirements, the Company may change the assumptions, methodologies or procedures used to calculate reserves. Primarily, the changes in methodologies and procedures, or changes in "valuation basis," are recorded as direct adjustments to surplus cumulatively in the accounting year applied, whereas generally, changes in reserves, including certain actuarial assumptions, are reflected in net income.

Reserves for deposit-type contracts, which do not subject the reporting entity to any risks arising from policyholder mortality or morbidity, are equal to deposits received and interest credited to the benefit of contract holders, less fees and other charges assessed and surrenders or withdrawals that represent a return to the contract holders.

Asset Valuation Reserve and Interest Maintenance Reserve

The Company has established an AVR and IMR for the General Account and Separate Account investments, where required. An AVR is established for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, and any Separate Accounts, not carried at estimated fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related Federal income tax. IMR amortization, as calculated under the Grouped Method as specified by NY SAP, is included in net investment income. Net realized capital gains (losses) are presented net of Federal income tax expense or benefit and IMR transfer. The IMR can be either an asset or a liability, with the asset subject to certain recognition limits as prescribed by NY SAP.

Income

In general, premiums are recognized as income when due from policyholders under the terms of the insurance contract. Investment income is recognized as income when earned. The earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. Other income (loss) primarily includes management fees relating to Separate Account contracts.

14

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Benefits and Expenses

Expenses, including policy acquisition costs and Federal income tax, are charged to operations as incurred. Amounts received as payment for and amounts representing return of policyholder balances relating to deposit-type contracts are not reported as income or benefits but are recorded directly to the liability for deposit-type contracts.

Foreign Currency Translation

The Company holds investments denominated in foreign currencies, which are carried at the foreign exchange spot rate at the end of the year. Any increases or decreases in the carrying amount of the Company's investments denominated in foreign currencies due to changes in exchange rates between years are recorded as a change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

Separate Account Operations

Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities. Investments (generally stated at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities. Investment income and realized and unrealized capital gains (losses) on the investments accrue directly to contract holders and accordingly, are not reflected in the Company's Statutory Statements of Operations and Changes in Capital and Surplus and Cash Flow.

Certain other Separate Accounts guarantee levels of returns or benefits. These Separate Accounts could therefore contain assets in excess of reserves as described in SSAP No. 56, Separate Accounts. The surplus generated by the Separate Accounts that contain guaranteed levels of return or benefit is recognized as net income on the Company's Annual Statutory Statements of Operations and Changes in Capital and Surplus. At December 31, 2024 and 2023, there was no seed money invested in the various Separate Accounts.

Income Tax

Beginning with the year ended December 31, 2023, Brighthouse and certain of its subsidiaries, including the Company (collectively the "Consolidating Companies") file a consolidated return. In furtherance thereof, such parties joined a new tax sharing agreement, pursuant to which federal taxes are computed on a modified separate return basis with benefit for losses.

The future tax consequences of temporary differences between statutory financial reporting and tax basis of assets and liabilities are measured at the financial reporting dates and are recorded as DTA and liabilities, subject to certain limitations. Changes in DTA and deferred income tax liabilities ("DTL"), including changes attributable to changes in tax rates and changes in tax status, if any, are recognized as a separate component of gains and losses in unassigned surplus (deficit).

DTA are limited to: (i) an amount expected to be realized within the applicable period that is no greater than the applicable percentage of statutory capital and surplus as required to be shown on the statutory balance sheet for the current reporting period's statement, adjusted to exclude any net DTA plus; (ii) the amount of remaining gross DTA that can be offset against existing gross DTL. Any remaining DTA are nonadmitted.

The realization of DTA depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that DTA will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

•  the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

•  the jurisdiction in which the DTA was generated;

•  the length of time that carryforwards can be utilized in the various taxing jurisdictions;

•  future taxable income exclusive of reversing temporary differences and carryforwards;

•  future reversals of existing taxable temporary differences;

•  taxable income in prior carryback years; and

•  tax planning strategies.

15

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on DTA significantly change or when receipt of new information indicates the need for an adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income taxes and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest and penalties as a component of income tax expense.

Related Party Transactions

A transaction between related parties involving the exchange of assets or liabilities is classified as either an economic transaction or a non-economic transaction. An economic transaction is defined as an arm's-length transaction which results in the transfer of risks and rewards of ownership and represents a consummated act thereof, i.e., "permanence." Non-economic transactions between the Company and a related party insurance entity are recorded at the lower of existing book values or estimated fair values at the date of the transaction. Non-economic transactions between the Company and related parties that are not insurance entities are recorded at the estimated fair value at the date of the transaction; however, to the extent that the transaction results in a gain, an offsetting unrealized capital loss and liability is recorded to defer any impact on surplus. Economic transactions between the Company and other related parties are recorded at estimated fair value at the date of the transaction. To the extent that the related parties are affiliates under control of the Company, the Company defers the effects of such transactions that result in gains or increases in surplus by recording an offsetting unrealized capital loss and liability. A transaction involving services between related parties is recorded at the amount charged and is generally subject to regulatory approval.

Note 2 — Fair Value Information

Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

16

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Estimated Fair Value of All Financial Instruments

Information related to the aggregate fair value of financial instruments is shown below at December 31, (in millions):

	2024
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$1,512	$1,691	$100	$1,412	$—
Preferred stocks	1	1	—	—	1
Mortgage loans	169	186	—	—	169
Cash, cash equivalents and short-term investments	163	163	163	—	—
Derivative assets (1)	237	235	—	237	—
Other invested assets	14	19	—	14	—
Investment income due and accrued	14	14	—	14	—
Separate Account assets	9,611	9,986	321	8,409	881
Total assets	$11,721	$12,295	$584	$10,086	$1,051
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$13	$13	$—	$—	$13
Derivative liabilities (1)	10	10	—	10	—
Payable for collateral received	112	112	—	112	—
Separate Account liabilities	—	—	—	—	—
Total liabilities	$135	$135	$—	$122	$13
	2023
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$1,645	$1,796	$116	$1,528	$1
Preferred stocks	3	3	—	—	3
Mortgage loans	210	228	—	—	210
Cash, cash equivalents and short-term investments	242	242	242	—	—
Derivative assets (1)	140	137	—	140	—
Other invested assets	15	19	—	15	—
Investment income due and accrued	15	15	—	15	—
Separate Account assets	8,429	8,808	148	7,375	906
Total assets	$10,699	$11,248	$506	$9,073	$1,120
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$14	$14	$—	$—	$14
Derivative liabilities (1)	10	10	—	10	—
Payable for collateral received	44	44	—	44	—
Separate Account liabilities	2	2	—	2	—
Total liabilities	$70	$70	$—	$56	$14

(1)  Classification of derivatives is based on each derivative's positive (asset) or negative (liability) book/adjusted carrying value, which equals the net admitted assets and liabilities.

17

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 —  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 —  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Determination of Estimated Fair Value

The Company defines estimated fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In general, the estimated fair value of investments classified within Level 1 are based on quoted prices in active markets that are readily and regularly obtainable. These investments are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment. Investments classified within Level 3 use many of the same valuation technique and inputs as described in the Level 2 discussions. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing such investments to be classified in Level 3.

Bonds, Preferred Stock, Cash, Cash Equivalents and Short-term Investments

For Level 1 assets, the estimated fair value is determined using quoted prices in active markets that are readily and regularly obtainable. Additionally, as the estimated fair value for cash approximates carrying value, due to the nature of cash, it is classified as Level 1.

For Level 2 assets, estimated fair values are determined using an income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, and duration for Level 2 assets. Privately-placed securities are valued using additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

The estimated fair value for preferred stock is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active. Generally, these investments are classified in Level 2 or Level 3. Preferred stock value using significant observable inputs are classified in Level 2 and those valued using significant unobservable inputs are classified in Level 3.

For Level 3 assets, estimated fair values are determined using a market approach. The estimated fair value is determined using matrix pricing or consensus pricing, with the primary inputs being quoted and offered prices.

18

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Mortgage Loans

For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar mortgage loans. The estimated fair values for impaired mortgage loans are principally obtained by estimating the fair value of the underlying collateral using market standard appraisal and valuation methods. Mortgage loans valued using significant unobservable inputs are classified in Level 3.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives classified as Level 2 assets or liabilities, estimated fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Most inputs for OTC-bilateral derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect the net change in capital and surplus.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Other Invested Assets

The estimated fair value of other invested assets is determined using the methodologies as described in the above sections titled "Bonds, Preferred Stock, Cash, Cash Equivalents and Short-term Investments", based on the nature of the investment. Excluded from the disclosure are those invested assets that are not considered to be financial instruments subject to this disclosure including investments accounted for under the equity method.

Investment Income Due and Accrued

Due to the short-term nature of investment income due and accrued, the Company believes there is minimal risk of material changes in interest rates or the credit of the issuer such that estimated fair value approximates carrying value. These amounts are generally classified in Level 2.

Separate Accounts

For Level 1 assets, the estimated fair value is determined using quoted prices in active markets that are readily and regularly obtainable. Additionally, as the estimated fair value for cash equivalents carrying value, due to the nature of cash, it is classified as Level 1.

For Separate Account assets classified as Level 2 assets, estimated fair values are determined using either a market or income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary input being quoted securitization market price determined principally by independent pricing services using observable inputs or quoted prices or reported net asset value ("NAV") provided by the fund managers.

19

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

For Level 3 assets, estimated fair values are determined using a market approach. The estimated fair value is determined using matrix pricing or consensus pricing, with the primary inputs being quoted and offered prices.

Investment Contracts Included in Reserves for Life and Health Insurance and Annuities and Liability for Deposit-Type Contracts

The fair value of investment contracts included in reserves for life and health insurance and annuities and in the liability for deposit-type contracts is estimated by discounting best estimate future cash flows based on assumptions that market participants would use in pricing such liabilities, with consideration of the Company's non-performance risk (own-credit risk) not reflected in the fair value calculation. The assumptions used in estimating these fair values are based in part on unobservable inputs classified in Level 3.

Payable for Collateral Received

The estimated fair value of amounts payable for collateral received approximates carrying value as these obligations are short-term in nature. These amounts are generally classified in Level 2.

Assets and Liabilities Measured and Reported at Estimated Fair Value at Reporting Date

Hierarchy Table

The following tables provide information about financial assets and liabilities measured and reported at estimated fair value at December 31, (in millions):

	2024
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	Total
Assets
Perpetual preferred stocks
Industrial & Miscellaneous	$—	$—	$1	$1
Total Perpetual preferred stocks	—	—	1	1
Derivative assets (1)
Interest rate	$—	$7	$—	$7
Foreign currency exchange rate	—	3	—	3
Equity market	—	216	—	216
Total Derivative assets	—	226	—	226
Separate Account assets (2)	—	4,040	—	4,040
Total assets	$—	$4,266	$1	$4,267
Liabilities
Derivative liabilities (1)
Equity market	$—	$10	$—	$10
Total liabilities	$—	$10	$—	$10

20

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

	2023
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	Total
Assets
Perpetual preferred stocks
Industrial & Miscellaneous	$—	$—	$—	$—
Total Perpetual preferred stocks	—	—	—	—
Derivative assets (1)
Interest rate	$—	$1	$—	$1
Foreign currency exchange rate	—	3	—	3
Equity market	—	126	—	126
Total Derivative assets	—	130	—	130
Separate Account assets (2)	—	4,126	—	4,126
Total assets	$—	$4,256	$—	$4,256
Liabilities
Derivative liabilities (1)
Equity market	$—	$10	$—	$10
Total liabilities	$—	$10	$—	$10

(1)  Derivative assets and derivative liabilities presented in the table above represent only those derivatives that are carried at estimated fair value. Accordingly, the amounts above exclude highly effective derivatives carried at amortized cost.

(2)  Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities or for those assets that are not legally insulated. Investments (stated generally at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities. Separate Account assets as presented in the table above may differ from the amounts presented in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus because certain of these investments are not measured at estimated fair value (such as institutional separate accounts carried at book value).

Rollforward Table — Level 3 Assets and Liabilities

A rollforward of the estimated fair value measurements for all assets and liabilities measured and reported at estimated fair value using significant unobservable (Level 3) inputs for their respective time periods is as follows (in millions):

	Estimated Fair Value Measurements in Level 3 of the Fair Value Hierarchy
	Balance, January 1, 2024	Transfer into Level 3 (1)	Transfer out of Level 3 (1)	Total Gains and Losses included in Net Income (2)	Total Gains and Losses included in Capital and Surplus	Purchases (3)	Sales (3)	Issuances (3)	Settlements (3)	Balance, December 31, 2024
Assets
Perpetual preferred stocks — Industrial & miscellaneous	$—	$3	$—	$—	$(2)	$—	$—	$—	$—	$1
Total	$—	$3	$—	$—	$(2)	$—	$—	$—	$—	$1

(1)  When the following activity occurs, it is reported within the transfer into Level 3 and transfer out of Level 3 columns of the rollforward schedule, as appropriate: a) securities that were measured at amortized cost at the beginning of the period, but were measured at estimated fair value at the end of the period, as estimated fair value was less than amortized cost at the end of the period — reported within transfer into Level 3 column; b) securities that were measured at estimated fair value at the beginning of the period, as estimated fair value was less than amortized cost at the beginning of the period, but were measured at amortized cost at the end of the period, as estimated fair value was greater than amortized cost at the end of the period — reported within transfer out of Level 3 column; c) transfers of securities between sector classifications that are

21

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

not transfers into or out of Level 3. Total gains and (losses) (in earnings and capital and surplus) are calculated assuming transfers into (out) of Level 3 occurred at the beginning of the period. Items transferred into and out in the same period are excluded from the rollforward.

(2)  Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)  The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/ settlement proceeds (for sales and settlements based upon the actual date purchased/issued or sold/settled.

There were no assets and liabilities measured and reported at estimated fair value using significant unobservable (Level 3) inputs for the year ended December 31, 2023

See "Determination of Estimated Fair Value" above for a description of the valuation technique(s) and the inputs used in the fair value measurement for assets and liabilities measured and reported at fair value.

Transfers between Levels

Transfers between levels are assumed to occur at the beginning of the annual period. During the years ended December 31, 2024 and 2023, excluding securities that changed measurement basis to fair value that is reported within transfers in the table above, there were no transfers between levels.

Note 3 — Investments

Bonds and Preferred Stocks by Sector

The following table presents the book/adjusted carrying value, gross unrealized gains and losses and estimated fair value of bonds and preferred stocks owned at December 31, (in millions):

	2024				2023
	Book/ Adjusted Carrying	Gross Unrealized		Estimated	Book/ Adjusted Carrying	Gross Unrealized		Estimated
	Value	Gains	Losses	Fair Value	Value	Gains	Losses	Fair Value
Bonds
U.S. corporate	$917	$2	$121	$798	$942	$5	$100	$847
RMBS	176	2	11	167	195	3	10	188
Foreign corporate	166	—	14	152	189	1	14	176
CMBS	163	—	10	153	158	—	16	142
U.S. government and agency	147	—	14	133	176	—	10	166
State and political subdivision	84	1	11	74	90	2	9	83
ABS	32	—	2	30	40	—	2	38
Foreign government	6	—	1	5	6	—	1	5
Total bonds	$1,691	$5	$184	$1,512	$1,796	$11	$162	$1,645
Preferred Stocks
Preferred	$1	$—	$—	$1	$3	$—	$—	$3

The Company did not hold any non-income producing bonds at December 31, 2024 and 2023.

Maturities of Bonds

The book/adjusted carrying value and estimated fair value of bonds, by contractual maturity, were as follows at December 31, 2024 (in millions):

	Book/Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$105	$104
Due after one year through five years	313	304
Due after five years through ten years	247	229
Due after ten years	655	525
Subtotal	1,320	1,162
Loan-backed securities	371	350
Total	$1,691	$1,512

22

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Bonds not due at a single maturity date have been presented in the year of final contractual maturity. Loan-backed securities are shown separately, as they are not due at a single maturity.

Cash equivalents and short-term investments have original contractual maturities of one year or less.

Continuous Gross Unrealized Losses for Bonds — By Sector

The following table presents the estimated fair value and gross unrealized losses of bonds in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous gross unrealized loss position at December 31, (in millions, except number of bonds):

	2024				2023
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
U.S. corporate	$103	$3	$625	$118	$16	$1	$724	$99
RMBS	22	1	89	10	33	1	77	9
Foreign corporate	18	—	120	14	1	—	146	14
CMBS	6	—	136	10	—	—	140	16
U.S. government and agency	—	—	133	14	31	1	121	9
State and political subdivision	7	1	43	10	1	—	53	9
ABS	3	—	23	2	3	—	32	2
Foreign government	—	—	5	1	—	—	5	1
Total bonds	$159	$5	$1,174	$179	$85	$3	$1,298	$159
Total number of bonds in an unrealized loss position	88		515		29		549

Loan-backed Security Holdings — OTTI Losses

The Company did not impair any loan-backed securities to estimated fair value during the years ended December 31, 2024 and 2023 because of either (i) an intent to sell the security or (ii) the inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost.

The Company did not impair any loan-backed securities to the estimated present value of projected future cash flows expected to be collected during the year ended December 31, 2024.

Evaluating Temporarily Impaired Bonds for OTTI

As more fully described in Note 1, the Company performs a regular evaluation, on a security-by- security basis, of its securities holdings in accordance with its OTTI policy in order to evaluate whether such investments are other than temporarily impaired. These securities were included in the Company's OTTI review process. With respect to loan-backed securities in the bond portfolio, the Company performs scenario analyses. The scenarios attempt to project future delinquencies and principal losses. Based upon the Company's current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other than temporarily impaired. Future impairments will depend primarily on economic fundamentals, issuer performance (including changes in estimated present value of projected future cash flows to be collected) and changes in credit ratings, collateral valuations, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, additional impairments may be incurred in upcoming periods.

Gross unrealized losses on bonds increased $22 million during the year ended December 31, 2024 to $184 million from $162 million at December 31, 2023. The increase in gross unrealized losses for the year ended December 31, 2024 was primarily attributable to increasing interest rates.

23

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

NAIC Designation of 5GI

As of December 31, 2024, the Company held three securities with a NAIC designation of 5GI with both a book/adjusted carrying value and an estimated fair value of $2 million. As of December 31, 2023, the Company held three security with a NAIC designation of 5GI with both a book/adjusted carrying value and an estimated fair value of $4 million.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at December 31, (dollars in millions):

	2024		2023
	Amount	Percent	Amount	Percent
Commercial	$142	76%	$182	80%
Agricultural	44	24	46	20
Total mortgage loans	$186	100%	$228	100%

At December 31, 2024 and 2023, the Company had mortgage loan participations of $173 million and $215 million, respectively.

Valuation Allowance by Portfolio Segment

At both December 31, 2024 and 2023, there were no valuation allowances on mortgage loans.

Geographic Diversification, Loan Origination and Interest Rate Changes

Mortgage loans are collateralized by real estate primarily located in the United States and are diversified by geographic region. States where the associated real estate was located that were 5% or more of the Company's total mortgage loans at December 31, 2024 were as follows:

State	Percent of Total Mortgage Loans
California	19%
Florida	17
New York	15
Washington	11
Colorado	9
Alabama	5
Total	76%

Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. From time to time, the Company may originate loans in excess of 75% of the purchase price of the underlying real estate, if underwriting risk is sufficiently within the Company's standards. The Company did not originate mortgage loans during the years ended December 31, 2024 and 2023.

The Company did not fund mortgage loans during the years ended December 31, 2024 and 2023.

The Company did not reduce interest rates on mortgage loans during the years ended December 31, 2024 and 2023.

24

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Credit Quality of Commercial Mortgage Loans

Information about the credit quality of commercial mortgage loans is presented below at December 31, (dollars in millions):

	2024
	Recorded Investment
	Debt Service Coverage Ratios
Loan-to-value ratios:	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total
Less than 65%	$76	$—	$—	$76	53%
65% to 75%	7	13	—	20	14
76% to 80%	5	—	—	5	4
Greater than 80%	31	1	9	41	29
Total	$119	$14	$9	$142	100%
	2023
	Recorded Investment
	Debt Service Coverage Ratios
Loan-to-value ratios:	> 1.20x	1.00x - 1.20x	< 1.00x	Total	% of Total
Less than 65%	$84	$12	$—	$96	52%
65% to 75%	43	—	9	52	29
76% to 80%	29	—	—	29	16
Greater than 80%	2	—	3	5	3
Total	$158	$12	$12	$182	100%

Credit Quality of Agricultural Mortgage Loans

For the years ended December 31, 2024 and 2023, all agricultural mortgage loans had a loan to value ratio of less than 65%.

Age Analysis and Nonaccrual Status of Mortgage Loans

The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as current at both December 31, 2024 and 2023. The Company defines delinquent mortgage loans, consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans — 60 days and agricultural mortgage loans — 90 days. The Company had no mortgage loans past due and no mortgage loans in nonaccrual status at either December 31, 2024 or 2023.

Impaired Mortgage Loans

The Company had no impaired mortgage loans at either December 31, 2024 or 2023.

Mortgage Loans Modified in a Troubled Debt Restructuring

The Company had no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2024 and 2023.

Concentrations of Credit Risk

Investments in any counterparty that were greater than 10% of surplus included U.S. government and agency securities with a book/adjusted carrying value of $153 million and $180 million at December 31, 2024 and 2023, respectively.

25

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Restricted Assets

The table below provides a summary of restricted assets at book/adjusted carrying value at December 31, (dollars in millions):

	2024			2023
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
State deposits	$1	0.0%	0.0%	$1	0.0%	0.0%
Derivatives collateral	10	0.1	0.1	1	0.0	0.0
Total	$11	0.1%	0.1%	$2	0.0%	0.0%

Derivatives

Types of Derivatives

The table below provides a summary of the notional amount, book/adjusted carrying value, estimated fair value and primary underlying risk exposure by type of derivative held at December 31, (in millions):

		2024			2023
Primary Underlying Risk Exposure	Instrument Type	Notional Amount	Book/ Adjusted Carrying Value	Estimated Fair Value	Notional Amount	Book/ Adjusted Carrying Value	Estimated Fair Value
Foreign currency exchange rate	Foreign currency swaps	$85	$12	$14	$93	$10	$13
Interest rate	Interest rate caps	1,100	7	7	800	1	1
	Interest rate swaps	17	—	—	—	—	—
Equity market	Equity index options	1,164	206	206	874	116	116
	Total rate of return swaps	4	—	—	—	—	—
	Equity Futures	7	—	—	—	—	—
	Total	$2,377	$225	$227	$1,767	$127	$130

Foreign Currency Exchange Rate Derivatives

The Company uses foreign currency exchange rate derivatives, including foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party.

Equity Market Derivatives

The Company uses equity derivatives to reduce its exposure to equity market risk, including equity index options and total rate of return swaps.

Equity index options are used by the Company to hedge index-linked annuity products against adverse changes in equity markets. In an equity index option transaction, the Company enters into contracts to buy or sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash, based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

Total rate of return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a floating rate, most commonly Fed Funds, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master

26

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

agreements that provide for a single net payment to be made by the counterparty at each due date. Total rate of return swaps are used by the Company to hedge index-linked annuity products against adverse changes in equity markets.

Exchange-traded equity futures are used by the Company to manage equity risks related to index- linked annuities. In exchange-trade equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. In certain instances, the Company may lock in the economic impact of existing exchange-traded equity futures by entering into offsetting positions.

Interest Rate Derivatives

The Company uses interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate caps.

Interest rate caps are purchased by the Company primarily to protect against interest rate exposure arising from duration mismatches between assets and liabilities. At the outset of the contract, the Company pays a premium for the right to receive the cash payments equal to the excess of the market rate over the strike price multiplied by the notional amount, if the observed reference interest rate is above the strike level of the cap on the applicable reset date. In certain instances, the Company may lock in the economic impact of existing purchased caps by entering into offsetting written caps.

Interest rate swaps are used by the Company to manage interest rate risks related to index-linked annuities. In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. In certain instances, the Company may lock in the economic impact of existing interest rate swaps by entering into offsetting positions.

Hedging

Cash Flow Hedges

The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the effectiveness requirements of SSAP 86.

All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

For the years ended December 31, 2024 and 2023, there were no gains (losses) related to cash flow derivatives designated as cash flow hedges that no longer qualify for hedge accounting or for which the Company removed the hedge designation.

In certain instances, the Company may discontinue cash flow hedge accounting because it is no longer probable that the forecasted transaction will occur by the end of the originally specified time period or within two months of the anticipated date. For the years ended December 31, 2024 and 2023, there were no gains (losses) related to such discontinued cash flow hedges.

There were no hedged forecasted transactions for the years ended December 31, 2024 and 2023.

Non-qualifying Derivatives

The Company enters into the following derivatives that do not qualify for hedge accounting under SSAP 86: (i) interest rate caps and interest rate swaps to economically hedge its exposure to interest rates; (ii) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; and (iii) equity index options, total rate of return swaps, and equity futures to hedge its exposure to equity risks.

Derivatives for Other than Hedging Purposes

The Company held no derivatives for other than hedging purposes during the years ended December 31, 2024 and 2023.

Off-Balance Sheet Risk and Credit Risk

The table below summarizes the notional amount of the Company's financial instruments (derivatives that are designated as effective hedging instruments) with off-balance sheet credit risk at December 31, (in millions):

	Asset		Liability
	2024	2023	2024	2023
Foreign currency swaps	$33	$52	$—	$—

27

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which may require both the pledging and accepting of collateral in connection with its OTC derivatives.

Off-balance sheet credit exposure is the excess of positive estimated fair value over positive book/ adjusted carrying value for the Company's highly effective hedges at the reporting date. All collateral received from counterparties to mitigate credit-related losses is deemed worthless for the purpose of calculating the Company's off-balance sheet credit exposure. The off-balance sheet credit exposure of the Company's swaps was $3 million for both years ended December 31, 2024 and 2023.

The Company enters into various collateral arrangements, which may require both the pledging and accepting of collateral in connection with its derivatives. The table below summarizes the collateral pledged in connection with its OTC derivatives at December 31, (in millions):

	Securities (1)
	2024	2023
Initial Margin:
OTC-bilateral	$9	$—
Variation Margin:
OTC-bilateral	—	1
Total OTC	$9	$1
Initial Margin:
Futures	$1	$—

(1)  Securities pledged as collateral are reported in bonds. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

The table below summarizes the collateral received by the Company in connection with its OTC derivatives as of December 31, (in millions):

	Cash (1)		Securities (2)		Total
	2024	2023	2024	2023	2024	2023
Initial Margin:
OTC-bilateral	$—	$—	$9	$1	$9	$1
Variation Margin:
OTC-bilateral	112	44	38	2	150	46
	$112	$44	$47	$3	$159	$47

(1)  Cash collateral received is reported in cash, cash equivalents and short-term investments and the obligation to return the collateral is reported in aggregate write-ins for liabilities as cash collateral received on derivatives.

(2)  Securities collateral received is held in separate custodial accounts and is not reflected in the financial statements.

The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that party reaches a minimum transfer amount. In addition, the Company's netting agreements for derivatives contain provisions that require both the Company

28

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

and the counterparty to maintain a specific investment grade credit rating from each of Moody's Investors Service ("Moody's") and Standard and Poor's Ratings Service ("S&P"). If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

Certain of the Company's derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is accounted for separately from the estimated fair value of each derivative.

The table below summarizes the net amount of undiscounted future settled premium payments (receipts), by year, as of December 31, 2024 (in millions):

Fiscal Year	Net Undiscounted Future Settled Premium Payments (Receipts)
2025	$20
2026	23
2027	15
2028	19
Thereafter	20
Total	$97

The following table summarizes the estimated fair value of the Company's derivatives with future settled premiums and the estimated fair value impact thereof as of December 31, (in millions):

	2024	2023
Net undiscounted future premium payments (receipts)	$97	$100
Estimated fair value of derivative net assets (liabilities), including discounted future premiums	$83	$26
Estimated fair value of derivative net assets (liabilities), excluding discounted future premiums	$171	$116

Net Investment Income

The components of net investment income for the years ended December 31, were as follows (in millions):

	2024	2023
Bonds	$71	$69
Mortgage loans	7	9
Cash and cash equivalents	11	22
Derivatives	1	(89)
Other invested assets	6	4
Gross investment income	96	15
Less: investment expenses	11	21
Net investment income, before IMR amortization	85	(6)
IMR amortization	(1)	—
Net investment income	$84	$(6)

29

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Net Realized Capital Gains (Losses), Net of Federal Income Tax and Interest Maintenance Reserve Transfer

Net realized capital gains (losses) on investments and derivatives for the years ended December 31, were as follows (in millions):

	2024	2023
Bonds	$(10)	$(3)
Derivatives	9	534
Net realized capital gains (losses), before Federal income tax	(1)	531
Less: Federal income tax expense (benefit)	(2)	(1)
Net realized capital gains (losses), before IMR transfer	1	532
IMR transfer, net of Federal income tax expense (benefit) of $2 million and less than $1 million, respectively	(8)	(2)
Net realized capital gains (losses), net of Federal income tax and IMR transfer	$9	$534

Proceeds from Sales and Disposals and Realized Capital Gains (Losses) on Bonds

Proceeds from sales or disposals of bonds and the related gross realized capital gains (losses) on bonds determined on a specific identification basis were as follows for the years ended December 31, (in millions):

	2024	2023
Proceeds from sales and disposals	$241	$90
Gross realized capital gains on sales	$1	$—
Gross realized capital losses on sales	$(10)	$(2)
Foreign exchange capital losses on sales	$(1)	$—
OTTI losses — bonds	$—	$(1)

Prepayment Penalty and Acceleration Fees

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature. The number of securities sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee were as follows for the years ended December 31, (in millions, except number of securities):

	2024	2023
Number of CUSIPs	1	2
Aggregate Amount of Investment Income (1)	$—	$—

(1)  Aggregate Amount of Investment Income for the year ended December 31, 2024 and 2023 was less than $1 million.

Interest Income Due and Accrued

The gross, nonadmitted amounts for interest income due and accrued as of December 31, 2024 were as follows (in millions):

Interest Income Due and Accrued:

1 Gross	$14
2 Nonadmitted	—
3 Admitted	$14

As of December 31, 2024, the Company had aggregate deferred interest of $0.

As of December 31, 2024, the Company had cumulative amounts of paid-in-kind ("PIK") interest included in the current principal balance of $2 million.

30

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Note 4 — Related Party Information

Service Agreements

The Company is a party to service agreements with its affiliates, including, but not limited to, Brighthouse Services, LLC, that provide for a broad range of services to be rendered and facilities and equipment to be provided. Services, facilities and equipment are requested by the recipient as deemed necessary for its operations. These agreements involve cost allocation arrangements, under which the recipient pays the provider for all expenses, direct and indirect, reasonably and equitably determined to be attributable to the services, facilities and equipment provided. There are also a number of other service arrangements with affiliates pursuant to which the provider, at the request of the recipient, renders specified services for a stated fee. Income and expenses under these agreements are reflected in other income (loss) and insurance expenses and taxes (other than Federal income and capital gains taxes), respectively, on the Statutory Statements of Operations and Changes in Capital and Surplus.

Marketing, Selling and Distribution Agreements

The Company has entered into marketing and selling agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements.

Reinsurance Agreements

The Company has reinsurance agreements with its parent, Brighthouse Insurance.

Information regarding the significant effects of ceded related party reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus are as follows for the years ended December 31, (in millions):

	2024	2023
Premiums and annuity considerations	$(966)	$(4,640)
Reserve adjustments on reinsurance ceded	$368	$4,039
Benefit payments	$(1,024)	$(471)
Changes to reserves, deposit funds and other policy liabilities	$(1,001)	$(1,131)

Information regarding the significant effects of ceded related party reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus are as follows at December 31, (in millions):

	2024	2023
Reserves for life insurance, annuities and deposit-type contracts	$(3,133)	$(2,133)

Information regarding the significant effects of ceded related party deferred gains on reinsurance, net of income tax, which are recognized as an adjustment to surplus are as follows at December 31, (in millions):

	2024	2023
Balance at beginning of year	$283	$138
Capitalization of deferred gain on reinsurance	—	160
Amortization of deferred gains on reinsurance	(41)	(15)
Balance at end of year	$242	$283

The Company has reinsurance agreements with Brighthouse Insurance to cede 100% of certain variable annuities and 100% of the living and death benefit guarantees issued in connection with variable annuities. Financial impacts recorded by the Company as a result of this agreement are as follows at December 31, (in millions):

	2024	2023
Reserves for life insurance, annuities and deposit-type contracts	$766	$638
Premiums and annuity considerations	$49	$83
Reserve adjustments on reinsurance ceded	$442	$332
Benefit payments	$414	$339

31

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

On October 1, 2023, the Company entered into a reinsurance agreement with Brighthouse Insurance to cede 90% of certain index-linked annuity policies. Financial impacts recorded by the Company as a result of this agreement are as follows at December 31, (in millions):

	2024	2023
Reserves for life insurance, annuities and deposit-type contracts	$2,298	$1,425
Premiums and annuity considerations	$873	$4,511
Reserve adjustments on reinsurance ceded	$(809)	$(4,371)
Benefit payments	$572	$100

Other

The Company has entered into a Limited Liability Company Agreement (the "Agreement") with Brighthouse Investment Advisers, LLC ("Brighthouse Advisers") and several other affiliates that are also members of Brighthouse Advisers. Among other things, the Agreement sets forth provisions for the allocation of income and losses to the members of Brighthouse Advisers, including the Company.

The Company has receivables and payables with affiliates for services necessary to conduct its business. Amounts admitted are expected to be settled within 90 days. Receivables from affiliates, included in other assets, totaled $3 million both at December 31, 2024 and 2023, respectively. Payables to affiliates, included in other liabilities, totaled $23 million and $117 million at December 31, 2024 and 2023, respectively.

Effective October 1, 2023, the Company entered into a reinsurance agreement with Brighthouse Insurance to cede 90% of Shield annuity policies written by the Company. In connection with this reinsurance agreement, the Company novated derivative assets and liabilities to Brighthouse Insurance with an estimated fair value of $194 million, accrued investment income (expense) of ($15) million, deferred premium receivable of $90 million and deferred premium payable of ($177) million. The Company recognized net realized capital gains and a corresponding decrease in net unrealized capital gains (losses) of $198 million related to the novation. The Company received cash of $92 million to settle this novation.

Note 5 — Premium and Annuity Considerations Deferred and Uncollected

Premium and annuity considerations deferred and uncollected at December 31, were as follows (in millions):

	2024		2023
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$2	$2	$2	$2

Note 6 — Reinsurance and Other Insurance Transactions

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently retains up to $100,000 per life and reinsures 100% of amounts in excess of the amount the Company retains. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

For annuities, the Company currently reinsures to Brighthouse Insurance 100% of certain variable annuity risks or 100% of the living and death benefit guarantees issued in connection with variable annuities. Under the benefit guarantee reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. In addition, the Company currently reinsures to Brighthouse Insurance 90% of certain index-linked annuity policies.

The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

32

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

The Company reinsures its business through a diversified group of highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. No single unrelated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance agreement. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

The financial statements include the impact of reinsurance. Information regarding the significant effects of related and unrelated ceded reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31, (in millions):

	2024	2023
Premiums and annuity considerations	$(959)	$(4,636)
Reserve adjustments on reinsurance ceded	$368	$4,039
Benefit payments	$(1,049)	$(482)
Changes to reserves, deposit funds and other policy liabilities	$(952)	$(1,100)

The financial statements include the impact of reinsurance. Information regarding the significant effects of related and unrelated ceded reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31, (in millions):

	2024	2023
Reserves for life insurance, annuities and deposit-type contracts	$(4,003)	$(3,035)
Funds held under reinsurance treaties	$(399)	$(418)

The Company has ceded reinsurance to related and unrelated companies that are unauthorized, or not accredited to write reinsurance agreements in the domiciliary state of the Company. The unauthorized reinsurance liability is calculated to record a liability for reserve credits taken that are not fully collateralized by each unauthorized reinsurance company. The unauthorized companies provide collateral to the Company to support the ceded liabilities. The collateral provided includes but is not limited to letters of credit ("LOCs") and trust agreements. The unauthorized liability balance for the Company was less than $1 million at both December 31, 2024 and 2023. LOCs that are provided for reinsurance agreements with unrelated companies totaled less than $1 million at both December 31, 2024 and 2023. Assets held in trust for reinsurance agreements with Brighthouse Insurance totaled $3,771 million and $2,458 million at December 31, 2024 and 2023, respectively.

The Company has entered into reinsurance agreements to cede in-force business to reinsurers. These agreements may result in deferred gains on reinsurance, net of income tax, which are recorded in unassigned surplus (deficit). The change in deferred gains on reinsurance is recognized as an adjustment to surplus and is reflected in change in surplus as a result of reinsurance. The rollforward of deferred gains on reinsurance agreements is as follows at December 31, (in millions):

	2024	2023
Balance at beginning of year	$554	$420
Capitalization of deferred gain on reinsurance	—	160
Amortization of deferred gains on reinsurance	(52)	(26)
Balance at end of year	$502	$554

33

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Note 7 — Reserves for Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves at December 31, 2024. Reserves amounting to less than $1 million at December 31, 2023, were held for surrender values in excess of the legally computed reserves.

The method employed in the valuation of substandard policies is identical to the method employed in the valuation of standard policies; a mean reserve method is used, but for substandard policies, the mean reserves are based on appropriate multiples of standard rates of mortality.

At December 31, 2024 and 2023, the Company had $48 million and $54 million, respectively, of insurance in-force for which the gross premiums are less than the net premiums according to the standard valuation set by the NYDFS. Direct reserves to cover the above insurance totaled $1 million for both years ended December 31, 2024 and 2023.

The tabular interest has been determined by formula as described in the NAIC instructions for all traditional product types. For universal life, variable universal life, and flexible premium annuity products, accrued interest credited to the fund balances was used in the calculations of tabular interest.

The tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions.

For the determination of tabular interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation period.

The general nature of other reserve changes are items that include reserves established as a result of asset adequacy analysis, reserves for secondary guarantees on universal life policies and General Account reserves held for variable annuity guaranteed minimum death benefits and for variable annuity guaranteed living benefits.

The details for other changes at December 31, 2024 are as follows (in millions):

		Ordinary
Item	Total	Life Insurance	Individual Annuities
Increase in Additional Actuarial reserves Asset/Liab Testing	$55	$—	$55
Increase in AAT Reserves	5	—	5
Reg 213 Stocastic Excess over Standard	942	—	942
Reinsurance ceded	(893)	—	(893)
Total	$109	$—	$109

34

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Note 8 — Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuities

Withdrawal characteristics of annuity actuarial reserves, deposit-type contracts and other liabilities without life or disability contingencies at December 31, were as follows (dollars in millions):

Individual Annuities:	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$293	$—	$—	$293	2.6%
At book value less current surrender charge of 5% or more (1)	199	3,032	—	3,231	29.0
At fair value	—	—	4,003	4,003	35.9
Total with market value adjustment or at fair value	492	3,032	4,003	7,527	67.5
At book value without adjustment	442	2,983	—	3,425	30.7
Not subject to discretionary withdrawal:	194	—	4	198	1.8
Total (gross)	1,128	6,015	4,007	11,150	100.0%
Reinsurance ceded	(426)	—	—	(426)
Total (net)	$702	$6,015	$4,007	$10,724

(1)  As noted in the table above, the Company had individual annuity reserves of $199 million in the General Account and $3,032 million in the Separate Account subject to discretionary withdrawals and carried at book value subject to a surrender charge of 5% or more as of December 31, 2024. These amounts include General Account reserves of $63 million and Separate Account reserves of $1,076 million for which the surrender charge will be below 5% for the first time in the year subsequent to December 31, 2024.
35

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Individual Annuities:	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$339	$—	$—	$339	3.4%
At book value less current surrender charge of 5% or more	153	2,702	—	2,855	28.3
At fair value	—	—	4,087	4,087	40.4
Total with market value adjustment or at fair value	492	2,702	4,087	7,281	72.1
At book value without adjustment	421	2,199	—	2,620	26.0
Not subject to discretionary withdrawal:	193	—	3	196	1.9
Total (gross)	1,106	4,901	4,090	10,097	100.0%
Reinsurance ceded	(318)	—	—	(318)
Total (net)	$788	$4,901	$4,090	$9,779
Deposit-Type Contracts:	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—	—
At book value without adjustment	7	—	—	7	34.8
Not subject to discretionary withdrawal:	11	—	1	12	65.2
Total (gross)	18	—	1	19	100.0%
Reinsurance ceded	(5)	—	—	(5)
Total (net)	$13	$—	$1	$14

36

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—	—
At book value without adjustment	5	—	—	5	26.5
Not subject to discretionary withdrawal:	14	—	1	15	73.5
Total (gross)	19	—	1	20	100.0%
Reinsurance ceded	(5)	—	—	(5)
Total (net)	$14	$—	$1	$15

The amounts in the tables above reflect prescribed or permitted practices that depart from NAIC SAP, see Note 1, "Summary of Significant Accounting Policies" for additional information.

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows (in millions):

	2024	2023
General Account:
Annuities (excluding supplementary contracts with life contingencies)	$654	$743
Supplementary contracts with life contingencies	48	45
Deposit-type contracts	13	14
Subtotal	715	802
Separate Account:
Annuities (excluding supplementary contracts)	10,018	8,988
Supplementary contracts with life contingencies	4	3
Other deposit-type contracts	1	1
Total	$10,738	$9,794

37

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Life

Withdrawal characteristics of life actuarial reserves were as follows at December 31, were as follows (dollars in millions):

	2024
	General Account			Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	3	3	3	—	—	—
Universal life with secondary guarantees	—	—	6	—	—	—
Indexed universal life	9	9	17	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life	—	1	3	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	1,029	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability — active lives	XXX	XXX	8	XXX	XXX	—
Disability — disabled lives	XXX	XXX	7	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	1	XXX	XXX	—
Total (gross: direct + assumed)	12	13	1,074	—	—	—
Reinsurance ceded	3	3	933	—	—	—
Total (Net)	$9	$10	$141	$—	$—	$—
	2023
	General Account			Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	4	4	4	—	—	—
Universal life with secondary guarantees	—	—	6	—	—	—
Indexed universal life	3	3	5	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life	—	1	2	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	1,064	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability — active lives	XXX	XXX	9	XXX	XXX	—
Disability — disabled lives	XXX	XXX	6	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	1	XXX	XXX	—
Total (gross: direct + assumed)	7	8	1,097	—	—	—
Reinsurance ceded	4	4	965	—	—	—
Total (Net)	$3	$4	$132	$—	$—	$—

38

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Life actuarial reserves at December 31, were as follows (in millions):

	2024	2023
General Account:
Life insurance	$125	$116
Accidental death benefits	—	—
Active lives	8	9
Disability — disabled lives	7	6
Miscellaneous reserves	1	1
Subtotal	141	132
Separate Account:
Life insurance	—	—
Accident and health contracts	—	—
Miscellaneous reserves	—	—
Total	$141	$132

Note 9 — Separate Accounts

The Company utilizes Separate Accounts to support and record segregated assets and liabilities related to variable and certain index-linked annuities. Separate Account assets and liabilities for variable annuities represent segregated funds which are administered for clients. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of the minimum guarantees made by the Company with respect to variable annuities. The assets related to variable annuities are carried at estimated fair value. For index-linked annuities where investment risks are shared between policyholders and the Company, assets are generally carried at amortized cost.

At December 31, 2024 and 2023, the Company's Separate Account assets that are legally insulated from the General Account claims were $4,040 million and $4,126 million, respectively. The assets consist of certain mutual funds. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions.

39

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Information regarding the Separate Accounts at December 31, was as follows (in millions):

	Nonindexed Guarantee Less than/Equal to 4%
	2024	2023
Premiums, considerations or deposits	$957	$815
Reserves at December 31
For accounts with assets at:
Fair value	$—	$—
Amortized cost	6,015	4,901
Total reserves	$6,015	$4,901
By withdrawal characteristics:
With market value adjustment	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	3,033	2,702
At fair value	—	—
At book value without market value adjustment and with current surrender charge less than 5%	2,982	2,199
Subtotal	6,015	4,901
Not subject to discretionary withdrawal	—	—
Total reserves	$6,015	$4,901
	Nonguaranteed Separate Accounts
	2024	2023
Premiums, considerations or deposits	$47	$78
Reserves at December 31
For accounts with assets at:
Fair value	$4,008	$4,090
Amortized cost	—	—
Total reserves	$4,008	$4,090
By withdrawal characteristics:
With market value adjustment	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At fair value	4,003	4,087
At book value without market value adjustment and with current surrender charge less than 5%	—	—
Subtotal	4,003	4,087
Not subject to discretionary withdrawal	5	3
Total reserves	$4,008	$4,090

40

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Reconciliation of net transfers to/from Separate Accounts of the Company for the years ended December 31, were as follows (in millions):

	2024	2023
Transfers to Separate Accounts	$1,003	$893
Transfers from Separate Accounts	1,061	623
Net transfers to Separate Accounts	(58)	270
Reconciling difference	—	—
Transfers as reported in the statements of operations of the General Account	$(58)	$270

Note 10 — Federal Income Tax

The Company's Federal income tax return is consolidated with the following entities:

Brighthouse Financial Inc
Brighthouse Holdings LLC
Brighthouse Securities LLC
Brighthouse Services LLC
Brighthouse Assignment Company
Brighthouse Life Insurance Company
Brighthouse Reinsurance Company of Delaware
New England Life Insurance Company

Federal income tax expense has been calculated in accordance with the provisions of the Code.

The components of net DTA and DTL consisted of the following, at December 31, (in millions):

	2024			2023
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$218	$9	$227	$203	$6	$209
Less: Statutory valuation allowance adjustments	—	—	—	—	—	—
Adjusted gross DTA	218	9	227	203	6	209
Less: DTA nonadmitted	123	8	131	97	6	103
Subtotal net admitted DTA	95	1	96	106	—	106
Less; DTL	69	—	69	73	—	73
Net admitted DTA/(Net DTL)	$26	$1	$27	$33	$—	$33

	Change
	Ordinary	Capital	Total
Gross DTA	$15	$3	$18
Statutory valuation allowance adjustments	—	—	—
Adjusted gross DTA	15	3	18
DTA nonadmitted	26	2	28
Subtotal net admitted DTA	(11)	1	(10)
DTL	(4)	—	(4)
Net admitted DTA/(Net DTL)	$(7)	$1	$(6)

41

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

The amount of each result or component of the calculation for SSAP No. 101, Income Taxes ("SSAP 101"), at December 31, (dollars in millions):

	2024			2023
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	26	1	27	33	—	33
1. Adjusted gross DTA expected to be realized following the balance sheet date	26	1	27	33	—	33
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	101	XXX	XXX	118
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	69	—	69	73	—	73
DTA admitted as the result of application of SSAP 101 total	$95	$1	$96	$106	$—	$106

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	(7)	1	(6)
1. Adjusted gross DTA expected to be realized following the balance sheet date	(7)	1	(6)
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	(17)
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	(4)	—	(4)
DTA admitted as the result of application of SSAP 101 total	$(11)	$1	$(10)

42

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

	December 31, 2024	December 31, 2023
RBC percentage used to determine recovery period and threshold limitation amount	3629%	3999%
Amount of total adjusted capital used to determine recovery period and threshold limitation	$727	$831

Management believes the Company will be able to utilize the DTA in the future without any tax planning strategies.

The Company's tax planning strategies do not include the use of reinsurance.

All DTL were recognized as of December 31, 2024 and December 31, 2023.

Current income tax incurred (benefit) for the years ended December 31, consisted of the following major components (in millions):

	2024	2023
1. Current Income Tax
(a) Federal	$(3)	$2
(b) Foreign	—	—
(c) Subtotal (1a + 1b)	(3)	2
(d) Federal Income tax on net capital gains	(2)	(1)
(e) Utilization of capital loss carry-forwards	—	—
(f) Other	—	—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$(5)	$1

43

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

The changes in the main components of deferred income tax amounts at December 31, were as follows (in millions):

	2024	2023	Change
2. Deferred Tax Assets
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	34	11	23
(4) Investments	30	53	(23)
(5) Deferred acquisition costs	11	4	7
(6) Policyholder dividends accrual	—	—	—
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	—	—	—
(9) Pension accrual	—	—	—
(10) Receivables — nonadmitted	—	—	—
(11) Net operating loss carryforward	109	99	10
(12) Tax credit carryforwards	8	8	—
(13) Other	26	28	(2)
(99) Subtotal (sum of 2a1 through 2a13)	218	203	15
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	123	97	26
(d) Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	95	106	(11)
(e) Capital:
(1) Investments	9	6	3
(2) Net capital loss carry-forward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	9	6	3
(f) Statutory valuation allowance adjustment
(g) Nonadmitted	8	6	2
(h) Admitted capital deferred tax assets (2e99-2f-2g)	1	—	1
(i) Admitted deferred tax assets (2d+2h)	$96	$106	$(10)
3. Deferred Tax Liabilities
(a) Ordinary:
(1) Investments	$66	$63	$3
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premiums	1	1	—
(4) Policyholder reserves	2	9	(7)
(5) Other	—	—	—
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	69	73	(4)
(b) Capital:
(1) Investments	—	—	—
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	—	—	—
(c) Deferred tax liabilities (3a99+3b99)	69	73	(4)
4. Net deferred tax assets/liabilities (2i - 3c)	$27	$33	(6)
Change in nonadmitted deferred tax assets			28
Tax effect of unrealized gains (losses)			14
Change in net deferred tax assets			$36

44

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

	2023	2022	Change
2. Deferred Tax Assets
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	11	112	(101)
(4) Investments	53	79	(26)
(5) Deferred acquisition costs	4	9	(5)
(6) Policyholder dividends accrual	—	—	—
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	—	—	—
(9) Pension accrual	—	—	—
(10) Receivables — nonadmitted	—	—	—
(11) Net operating loss carryforward	99	61	38
(12) Tax credit carryforwards	8	8	—
(13) Other	28	29	(1)
(99) Subtotal (sum of 2a1 through 2a13)	203	298	(95)
(b) Statutory valuation allowance adjustment	—	1	(1)
(c) Nonadmitted	97	214	(117)
(d) Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	106	83	23
(e) Capital:
(1) Investments	6	4	2
(2) Net capital loss carry-forward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	6	4	2
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	6	4	2
(h) Admitted capital deferred tax assets (2e99-2f-2g)	—	—	—
(i) Admitted deferred tax assets (2d+2h)	$106	$83	$23
3. Deferred Tax Liabilities
(a) Ordinary:
(1) Investments	$63	$50	$13
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premiums	1	1	—
(4) Policyholder reserves	9	16	(7)
(5) Other	—	—	—
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	73	67	6
(b) Capital:
(1) Investments	—	—	—
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	—	—	—
(c) Deferred tax liabilities (3a99+3b99)	73	67	6
4. Net deferred tax assets/liabilities (2i - 3c)	$33	$16	$17
Change in nonadmitted deferred tax assets			(115)
Tax effect of unrealized gains (losses)			(41)
Change in net deferred tax assets			$(139)

45

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

The Company had net operating loss carryforwards of the following at December 31, 2024 (in millions):

Year of expiration	Net Operating Loss Carryforwards
Indefinite	$517

The Company had no capital loss carryforwards at December 31, 2024.

The Company had tax credit carryforwards of the following at December 31, 2024 (in millions):

Year of Expiration	Tax Credit Carryforwards
2027-2031	$6
2032-2034	2
$8

The Company had no Federal income taxes available at December 31, 2024 for recoupment in the event of future net losses.

The Company had no deposits at December 31, 2024 under Section 6603 of the Code.

The provision for Federal income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to net gain from operations after dividends to policyholders and before Federal income tax. The significant items causing the difference for the years ended December 31, were as follows (in millions):

	2024	2023
Net gain (loss) from operations after dividends to policyholders and before Federal income tax @ 21%	$(28)	$2
Net realized capital gains (losses) @ 21%	—	112
Tax effect of:
Reinsurance Ceding Commission	(10)	29
Separate Account dividend received deduction	(1)	(1)
Prior years adjustments and accruals	(1)	—
Uncertain tax positions	—	—
Tax credits	(1)	(1)
Interest maintenance reserve	—	1
Separate Account Unrealized Gains/Losses	—	—
Other	—	(1)
Change in nonadmitted assets	—	—
Tax exempt income	—	—
Valuation allowance	—	(1)
Total statutory income taxes (benefit)	$(41)	$140
Federal and foreign income taxes incurred including tax on realized capital gains	$(5)	$1
Change in net DTA	(36)	139
Prior years adjustments in surplus	—	—
Total statutory income taxes (benefit)	$(41)	$140

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audit for the years 2017 and forward is not expected to have a material impact on the Company's financial statements.

46

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

The Consolidating Companies are parties to a tax sharing agreement (and related supplements) which allocates tax liability in accordance with the Internal Revenue Code, pursuant to which members shall receive reimbursement to the extent that their tax attributes result in a reduction of the tax liability of the consolidated group.

At December 31, 2024, the Company had a liability of less than $1 million for unrecognized tax benefits, computed in accordance with SSAP No. 5R, Liabilities, Contingencies, and Impairments of Assets ("SSAP 5R").

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time.

The Company recorded less than $1 million of interest expense (benefit) (net of Federal tax benefit (cost)) in Federal and foreign income taxes incurred, related to unrecognized tax benefits for the years ended December 31, 2024 and 2023. The company had less than $1 million accrued for the payment of interest at both December 31, 2024 and 2023.

As of December 31, 2024, the Company is a nonapplicable reporting entity for Corporate Alternative Minimum Tax ("CAMT") purposes.

Note 11 — Capital and Surplus

The portion of unassigned surplus (deficit) represented (or reduced) by each item below at December 31, was as follows (in millions):

	2024	2023
Unrealized capital gains (losses)	$66	$13
Nonadmitted asset values	$(132)	$(104)
Provision for reinsurance	$—	$—
Asset valuation reserve	$(55)	$(46)

Dividend Restrictions

Under New York State Insurance Law, the Company, without prior insurance regulatory clearance, to pay stockholder dividends to Brighthouse Insurance in any calendar year based on either of two standards. Under one standard, the Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, the Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, the Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, the Company will be permitted to pay a dividend to Brighthouse Insurance in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Based on amounts at December 31, 2024, the Company could not pay its parent a stockholder dividend in 2025 without required prior approval of the Superintendent.

Note 12 — Other Commitments and Contingencies

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

47

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

New York, the only jurisdiction in which the Company is admitted to transact business requires life insurers doing business within the jurisdiction to participate in the New York Life Insurance Guaranty Corporation, which is organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. This corporation levies assessments, up to prescribed limits, on all member insurers in the state on the basis of: (1) the proportionate share of the New York premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged and (2) the proportionate share of New York assets held by member insurers. The corporation permits member insurers to recover a limited portion of assessments paid through premium tax offsets.

As of both December 31, 2024 and 2023, the Company had a liability for retrospective premium- based guaranty fund assessments and an asset for the related premium tax offset, each of less than $1 million. The periods over which the guaranty fund assessments are expected to be paid and the periods the related premium tax offsets are expected to be realized are unknown at this time.

The change in the guaranty asset balance is less than $1 million which reflects estimated premium tax offsets for Executive Life of New York based on revised estimated cost information provided by The National Organization of Life and Health Guaranty Associations.

It is possible that a large catastrophic event could render such guaranty funds inadequate and the Company may be called upon to contribute additional amounts, which may have a material impact on its financial condition or results of operations in a particular period. The Company has established liabilities for guaranty fund assessments which it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings, but additional liabilities may be necessary.

Litigation

Sales Practice Claims and Regulatory Matters. Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, or other products issued by the Company. The Company vigorously defends against the claims in these matters.

Summary. Various litigations, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor or taxpayer. The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's net income or cash flows in any particular period.

Other Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for certain nonlitigation loss contingencies when assertions are made involving disputes or other matters with counterparties to contractual arrangements entered into by the Company, including with third-party vendors. The Company establishes liabilities for such non-litigation loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

48

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

Commitments to Fund Partnership Investments and Private Corporate Bond Investments

The Company makes commitments to fund partnership investments and to lend funds under private corporate bond investments in the normal course of business. The Company did not have unfunded commitments for the years ended December 31, 2024 and 2023.

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The Company did not have mortgage loan commitments for the years ended December 31, 2024 and 2023.

Financial Guarantees

At December 31, 2024, the Company was obligor under the following guarantees and indemnities (in millions):

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP 5R.)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company is obligated to indemnify the proprietary mutual fund, offered by the Separate Accounts, and the fund's directors and officers as provided in certain Participation Agreements.	Intercompany and related party guarantees that are considered "unlimited" and as such are excluded from recognition.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.

The Company has provided certain indemnities, guarantees and/or commitments to affiliates and third parties in the ordinary course of its business. In the context of acquisitions, dispositions, investments and other transactions, the Company has provided indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.

	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
The Company indemnifies its directors and officers as provided in its charters and by-laws.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.

49

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP 5R.)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
Total	$ —		$ —

At December 31, 2024, the Company's aggregate compilation of guarantee obligations was $0.

Note 13 — Retained Assets

The Company's retained asset account, known as the Total Control Account ("TCA"), was a settlement option or method of payment that was used for amounts due under life insurance and annuity contracts. TCAs are no longer offered as a settlement option and only existing TCAs remain. The TCA Customer Agreement provided to each accountholder is a contract that is supplementary to the insurance or annuity contract. TCAs are reported in the Annual Statement as amounts on deposit for ordinary supplementary contracts not involving life contingencies.

Each TCA has a guaranteed minimum annual effective interest rate. Guaranteed minimum interest rates for TCAs that remained open during calendar year 2024 were 3.0%, 1.5% or 0.5% depending on the age and origin of the account. In addition to the guaranteed minimum interest rate, the Company also agrees in the TCA Customer Agreement to credit interest at rates that will always be the greater of the guaranteed rate or the rate established by one of two market indices. During calendar year 2024, all TCAs received interest of at least the account's guaranteed minimum annual effective interest rate.

The Company's TCA business is 100% reinsured with MetLife Services and Solutions, LLC.

The Company's TCA in-force, categorized by age, at December 31, were as follows (in millions, except number of asset accounts):

	In Force
	2024		2023
	Number	Balance	Number	Balance
Up to and including 12 Months	—	$—	—	$—
13 to 24 Months	—	—	—	—
25 to 36 Months	—	—	—	—
37 to 48 Months	—	—	—	—
49 to 60 Months	—	—	—	—
Over 60 Months	37	5	42	5
Total	37	$5	42	$5

50

Brighthouse Life Insurance Company of NY

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2024 and 2023

A reconciliation of the Company's TCA for the year ended December 31, 2024 was as follows (in millions, except number of asset accounts):

	Individual
	Number	Balance/Amount
Beginning of year	42	$5
Accounts issued/added	—	—
Investment earnings credited	N/A	—
Fees and other charges assessed*	N/A	—
Transferred to state unclaimed property funds	—	—
Closed/withdrawn	5	—
End of year	37	$5

*  Fees and other charges assessed may also include other account adjustments.

Note 14 — Subsequent Events

The Company has evaluated events subsequent to December 31, 2024 through April 4, 2025 which is the date these financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

51

Brighthouse Life Insurance Company of NY

Table of Contents to Statutory Supplemental Schedules

Description	Page
SCHEDULE 1
Statutory Selected Financial Data As of and for the Year Ended December 31, 2024	53
SCHEDULE 2
Supplemental Investment Risks Interrogatories As of and for the Year Ended December 31, 2024	56
SCHEDULE 3
Statutory Summary Investment Schedule As of and for the Year Ended December 31, 2024	61
SCHEDULE 4
Reinsurance Contracts With Risk-Limiting features As of and for the Year Ended December 31, 2024	63

52

Brighthouse Life Insurance Company of NY

SCHEDULE 1

Statutory Selected Financial Data
As of and for the Year Ended December 31, 2024

Investment Income Earned
U.S. government bonds	$4,175,486
Other bonds (unaffiliated)	66,411,446
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	7,499,915
Real estate	—
Contract loans	9,906
Cash and cash equivalents	10,969,986
Derivative instruments	934,807
Other invested assets	5,858,554
Aggregate write-ins for investment income	(1,030)
Gross investment income	$95,859,070
Real Estate Owned — Book Value Less Encumbrances	$—
Mortgage Loans — Book Value
Agricultural mortgages	$43,841,297
Residential mortgages	—
Commercial mortgages	141,989,249
Total mortgage loans	$185,830,546
Mortgage Loans by Standing — Book Value
Good standing	$185,830,546
Good standing with restructured terms	$—
Interest overdue more than three months, not in foreclosure	$—
Foreclosure in process	$—
Other Long Term Invested Assets — Statement Value	$35,367,449
Bonds and Stocks of Parents, Subsidiaries and Affiliates — Book Value:
Bonds	$—
Preferred Stocks	$—
Common Stocks	$—
Bonds by Class and Maturity:
Bonds by Maturity — Statement Value
Due within one year or less	$152,979,511
Over 1 year through 5 years	527,230,072
Over 5 years through 10 years	327,077,772
Over 10 years through 20 years	299,060,807
Over 20 years	390,913,585
No maturity date	—
Total by Maturity	$1,697,261,747

53

Brighthouse Life Insurance Company of NY

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2024

Bond by Class — Statement Value
Class 1	$1,199,629,229
Class 2	454,657,152
Class 3	26,677,515
Class 4	12,524,791
Class 5	3,773,060
Class 6	—
Total by Class	$1,697,261,747
Total Bonds Publicly Traded	$1,190,872,846
Total Bonds Privately Placed	$506,388,901
Preferred Stocks — Book/Adjusted Carrying Value	$1,406,429
Common Stocks — Fair Value	$—
Short Term Investments — Book/Adjusted Carrying Value	$—
Options, Caps and Floors Owned — Book/Adjusted Carrying Value	$222,285,375
Options, Caps and Floors Written and In-force — Book/Adjusted Carrying Value	$(9,412,446)
Collar, Swap and Forward Agreements Open — Book/Adjusted Carrying Value	$12,050,586
Futures Contracts Open — Book/Adjusted Carrying Value	$(27,882)
Cash on Deposit	$156,036,713
Life Insurance In-Force (000's)
Industrial	$—
Ordinary	$520,472
Credit Life	$—
Group Life	$—
Amount of Accidental Death Insurance In-Force Under Ordinary Policies (000's)	$50
Life Insurance Policies with Disability Provisions In-Force (000's)
Industrial	$—
Ordinary	$4,116,135
Credit Life	$—
Group Life	$—
Ordinary — Not Involving Life Contingencies
Amount on Deposit	$14,766,906
Income Payable	$2,748,644
Ordinary — Involving Life Contingencies
Income Payable	$10,495,022
Group — Not Involving Life Contingencies
Amount on Deposit	$—
Income Payable	$—
Group — Involving Life Contingencies
Income Payable	$—

54

Brighthouse Life Insurance Company of NY

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2024

Annuities:
Ordinary
Immediate — Amount of Income Payable	$12,144,791
Deferred — Fully Paid Account Balance	$506,645,349
Deferred — Not Fully Paid Account Balance	$10,468,949,691
Group:
Amount of Income Payable	$—
Fully Paid Account Balance	$—
Not Fully Paid Account Balance	$—
Accident and Health Insurance — Premiums In-Force:
Ordinary	$—
Group	$—
Credit	$—
Deposit Funds and Dividend Accumulations:
Deposit Funds — Account Balance	$—
Dividend Accumulations — Account Balance	$—
Claim Payments For The Year Ended December 31, 2024 (000's):
Group Accident and Health
2024	$—
2023	$—
2022	$—
2021	$—
2020	$—
Prior	$—
Other Accident & Health
2024	$—
2023	$—
2022	$—
2021	$—
2020	$—
Prior	$—
Other Coverages that use developmental methods to calculate claim reserves
2024	$—
2023	$—
2022	$—
2021	$—
2020	$—
Prior	$—

55

Brighthouse Life Insurance Company of NY

SCHEDULE 2

Supplemental Investment Risks Interrogatories

Supplement for the year 2024 of the Brighthouse Life Insurance Company of NY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For the year ended December 31, 2024
(To be filed by April 1)
Of The Brighthouse Life Insurance Company of NY
Address (City, State and Zip Code) New York, NY 10017

NAIC Group Code.....4932	NAIC Company Code.....60992	Federal Employer's Identification Number (FEIN).....13-3690700

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement.	$2,751,995,490
2. Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets
2.01	MORGAN STANLEY & CO INTL. PLC	Derivatives	$174,763,142	6.4%
2.02	FEDERAL HOME LOAN MORTGAGE CORPORATION	Bonds	$82,647,303	3.0%
2.03	FEDERAL NATIONAL MORTGAGE ASSOCIATION	Bonds	$34,217,789	1.2%
2.04	JPMORGAN CHASE BANK N.A.	Derivatives	$29,060,316	1.1%
2.05	A/R Retail LLC A/R Garage LLC and Colum	Commercial Loans	$17,353,065	0.6%
2.06	ABN AMRO GROUP NV	Bonds	$16,142,749	0.6%
2.07	Bellevue Place Office LLC	Commercial Loans	$15,849,694	0.6%
2.08	UCF Hotel Venture	Commercial Loans	$15,669,169	0.6%
2.09	1919 Street LLC	Commercial Loans	$13,460,345	0.5%
2.10	CARGILL INC	Bonds	$11,906,140	0.4%

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2
3.01	NAIC 1	$1,199,629,229	43.6%
3.02	NAIC 2	$454,657,152	16.5%
3.03	NAIC 3	$26,677,515	1.0%
3.04	NAIC 4	$12,524,791	0.5%
3.05	NAIC 5	$3,773,060	0.1%
3.06	NAIC 6	$0	0.0%
	Preferred Stocks	3	4
3.07	NAIC 1	$0	0.0%
3.08	NAIC 2	$0	0.0%
3.09	NAIC 3	$0	0.0%
3.10	NAIC 4	$0	0.0%
3.11	NAIC 5	$1,406,429	0.1%
3.12	NAIC 6	$0	0.0%

4. Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?			Yes [ ] No [ X ]
	If response to 4.01 above is yes, responses are not required for interrogatories 5-10.
4.02	Total admitted assets held in foreign investments	$339,764,653	12.3%
4.03	Foreign-currency-denominated investments	$62,016,093	2.3%
4.04	Insurance liabilities denominated in that same foreign currency	$0	0.0%

5. Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$334,243,140	12.1%
5.02	Countries designated NAIC-2	$5,521,513	0.2%
5.03	Countries designated NAIC-3 or below	$0	0.0%

56

Brighthouse Life Insurance Company of NY

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

6. Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC-1:	1	2
6.01	Country 1: United Kingdom	$234,069,431	8.5%
6.02	Country 2: Netherlands	$27,918,794	1.0%
	Countries designated NAIC-2:
6.03	Country 1: Mexico	$5,521,513	0.2%
6.04	Country 2:	$0	0.0%
	Countries designated NAIC-3 or below:
6.05	Country 1:	$0	0.0%
6.06	Country 2:	$0	0.0%

	1	2
7. Aggregate unhedged foreign currency exposure	$0	0.0%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$0	0.0%
8.02	Countries designated NAIC-2	$0	0.0%
8.03	Countries designated NAIC-3 or below	$0	0.0%

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC-1:	1	2
9.01	Country 1:	$0	0.0%
9.02	Country 2:	$0	0.0%
	Countries designated NAIC-2:
9.03	Country 1:	$0	0.0%
9.04	Country 2:	$0	0.0%
	Countries designated NAIC-3 or below:
9.05	Country 1:	$0	0.0%
9.06	Country 2:	$0	0.0%

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation		3	4
10.01	MORGAN STANLEY & CO INTERNATIONAL PLC	1		$174,763,144	6.4%
10.02	ABN AMRO GROUP NV	2	B	$16,142,749	0.6%
10.03	SIEMENS AG	1	D	$10,883,023	0.4%
10.04	FGP TOPCO LTD	2	A	$9,643,480	0.4%
10.05	CK WILLIAM UK HOLDINGS LTD	1	G	$8,000,000	0.3%
10.06	MITSUBISHI HC CAPITAL INC	2	A	$7,780,000	0.3%
10.07	GOLDMAN SACHS INTERNATIONAL	1		$5,974,220	0.2%
10.08	WILLOW TOPCO LTD	2	B	$5,750,932	0.2%
10.09	QUEEN MARY UNIVERSITY OF LONDON	1	E	$5,635,800	0.2%
10.10	ROYAL GREENLAND A/S	2	B	$5,100,000	0.2%

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.
		1	2
11.02	Total admitted assets held in Canadian investments	$0	0.0%
11.03	Canadian-currency-denominated investments	$0	0.0%
11.04	Canadian-denominated insurance liabilities	$0	0.0%
11.05	Unhedged Canadian currency exposure	$0	0.0%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.
	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%
57

Brighthouse Life Insurance Company of NY

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.
	1 Issuer	2	3
13.02		$0	0.0%
13.03		$0	0.0%
13.04		$0	0.0%
13.05		$0	0.0%
13.06		$0	0.0%
13.07		$0	0.0%
13.08		$0	0.0%
13.09		$0	0.0%
13.10		$0	0.0%
13.11		$0	0.0%

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.
	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$0	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$0	0.0%
14.04		$0	0.0%
14.05		$0	0.0%

  Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06		$0	$0	$0
14.07		$0	$0	$0
14.08		$0	$0	$0
14.09		$0	$0	$0
14.10		$0	$0	$0
14.11		$0	$0	$0
14.12		$0	$0	$0
14.13		$0	$0	$0
14.14		$0	$0	$0
14.15		$0	$0	$0

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.
	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$0	0.0%
	Largest three investments in general partnership interests:
15.03		$0	0.0%
15.04		$0	0.0%
15.05		$0	0.0%

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?			Yes [ ] No [ X ]
	If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial Loans	$17,353,065	0.6%
16.03	Commercial Loans	$15,849,694	0.6%
16.04	Commercial Loans	$15,669,169	0.6%
16.05	Commercial Loans	$13,460,345	0.5%
16.06	Agricultural Loans	$10,000,000	0.4%
16.07	Commercial Loans	$6,666,667	0.2%
16.08	Commercial Loans	$6,541,569	0.2%
16.09	Commercial Loans	$6,161,914	0.2%
16.10	Commercial Loans	$5,420,681	0.2%
16.11	Commercial Loans	$5,092,000	0.2%

58

Brighthouse Life Insurance Company of NY

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$0	0.0%
16.13	Mortgage loans over 90 days past due	$0	0.0%
16.14	Mortgage loans in the process of foreclosure	$0	0.0%
16.15	Mortgage loans foreclosed	$0	0.0%
16.16	Restructured mortgage loans	$0	0.0%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan to Value	Residential		Commercial		Agricultural
		1	2	3	4	5	6
17.01	above 95%	$0	0.0%	$1,184,354	0.0%	$0	0.0%
17.02	91 to 95%	$0	0.0%	$1,000,000	0.0%	$0	0.0%
17.03	81 to 90%	$0	0.0%	$39,144,953	1.4%	$0	0.0%
17.04	71 to 80%	$0	0.0%	$23,441,530	0.9%	$0	0.0%
17.05	below 70%	$0	0.0%	$77,218,413	2.8%	$43,841,297	1.6%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.
	Largest five investments in any one parcel or group of contiguous parcels of real estate.
	Description
	1	2	3
18.02		$0	0.0%
18.03		$0	0.0%
18.04		$0	0.0%
18.05		$0	0.0%
18.06		$0	0.0%

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.
	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$0	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$0	0.0%
19.04		$0	0.0%
19.05		$0	0.0%

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$0	0.0%	$0	$0	$0
20.02	Repurchase agreements	$0	0.0%	$0	$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$11,326,534	0.4%	$(9,412,446)	(0.3)%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$7,222,585	0.3%	$6,408,462	$6,959,978	$7,217,171
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

59

Brighthouse Life Insurance Company of NY

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$356,810	0.0%	$0	$0	$7,490
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0

60

Brighthouse Life Insurance Company of NY

SCHEDULE 3

Statutory Summary Investment Schedule

Annual Statement for the year 2024 of the Brighthouse Life Insurance Company of NY

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	156,014,146	6.713	156,014,146	0	156,014,146	6.713
1.02 All other governments	5,900,953	0.254	5,900,953	0	5,900,953	0.254
1.03 U.S. states, territories and possessions, etc. guaranteed	4,427,028	0.190	4,427,028	0	4,427,028	0.190
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	4,500,000	0.194	4,500,000	0	4,500,000	0.194
1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	201,803,101	8.683	201,803,101	0	201,803,101	8.683
1.06 Industrial and miscellaneous	1,317,131,825	56.670	1,317,131,825	0	1,317,131,825	56.670
1.07 Hybrid securities	1,000,000	0.043	1,000,000	0	1,000,000	0.043
1.08 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
1.09 SVO identified funds	0	0.000	0	0	0	0.000
1.10 Unaffiliated bank loans	0	0.000	0	0	0	0.000
1.11 Unaffiliated certificates of deposit	0	0.000	0	0	0	0.000
1.12 Total long-term bonds	1,690,777,053	72.746	1,690,777,053	0	1,690,777,053	72.746
2. Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)	1,406,429	0.061	1,406,429	0	1,406,429	0.061
2.02 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
2.03 Total preferred stocks	1,406,429	0.061	1,406,429	0	1,406,429	0.061
3. Common stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	0	0.000	0	0	0	0.000
3.02 Industrial and miscellaneous Other (Unaffiliated)	0	0.000	0	0	0	0.000
3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000	0	0	0	0.000
3.04 Parent, subsidiaries and affiliates Other	0	0.000	0	0	0	0.000
3.05 Mutual funds	0	0.000	0	0	0	0.000
3.06 Unit investment trusts	0	0.000	0	0	0	0.000
3.07 Closed-end funds	0	0.000	0	0	0	0.000
3.08 Exchange traded funds	0	0.000	0	0	0	0.000
3.09 Total common stocks	0	0.000	0	0	0	0.000

61

Brighthouse Life Insurance Company of NY

SCHEDULE 3

Statutory Summary Investment Schedule — (continued)

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
4. Mortgage loans (Schedule B):
4.01 Farm mortgages	43,841,297	1.886	43,841,297	0	43,841,297	1.886
4.02 Residential mortgages	0	0.000	0	0	0	0.000
4.03 Commercial mortgages	141,989,249	6.109	141,989,249	0	141,989,249	6.109
4.04 Mezzanine real estate loans	0	0.000	0	0	0	0.000
4.05 Total valuation allowance	0	0.000	0	0	0	0.000
4.06 Total mortgage loans	185,830,546	7.995	185,830,546	0	185,830,546	7.995
5. Real estate (Schedule A):
5.01 Properties occupied by company	0	0.000	0	0	0	0.000
5.02 Properties held for production of income	0	0.000	0	0	0	0.000
5.03 Properties held for sale	0	0.000	0	0	0	0.000
5.04 Total real estate	0	0.000	0	0	0	0.000
6. Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	156,036,713	6.714	156,036,713	0	156,036,713	6.714
6.02 Cash equivalents (Schedule E, Part 2)	6,484,694	0.279	6,484,694	0	6,484,694	0.279
6.03 Short-term investments (Schedule DA)	0	0.000	0	0	0	0.000
6.04 Total cash, cash equivalents and short-term investments	162,521,407	6.993	162,521,407	0	162,521,407	6.993
7. Contract loans	134,100	0.006	134,100	0	134,100	0.006
8. Derivatives (Schedule DB)	234,542,019	10.091	234,542,019	0	234,542,019	10.091
9. Other invested assets (Schedule BA)	35,367,449	1.522	35,367,449	0	35,367,449	1.522
10. Receivables for securities	13,428,229	0.578	13,428,229	0	13,428,229	0.578
11. Securities Lending (Schedule DL, Part 1)	0	0.000	0	XXX	XXX	XXX
12. Other invested assets (Page 2, Line 11)	209,437	0.009	209,437	0	209,437	0.009
13. Total invested assets	2,324,216,669	100.000	2,324,216,669	0	2,324,216,669	100.000

62

Brighthouse Life Insurance Company of NY

SCHEDULE 4

Reinsurance Contracts With Risk-Limiting Features

The Company had no reinsurance contracts entered on or after January 1, 1996, that are subject to Appendix A-791, Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual ("A-791") that includes risk-limiting features, as described in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance ("SSAP 61R").

The Company had no reinsurance contracts entered on or after January 1, 1996, that are not subject to A-791, for which reinsurance accounting was applied and includes risk-limiting features, as described in SSAP 61R.

The Company had no reinsurance contracts entered into, renewed or amended reinsurance contracts on or after January 1, 1996, that contain features described below which result in delays in payment in form or in fact:

a.  Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).

b.  Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

The Company did not have any contracts entered into, renewed or amended on or after January 1, 1996, not subject to A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP 61R.

The Company did not cede any risk during the period ended December 31, 2024 which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract entered into, renewed or amended on or after January 1, 1996, and either:

a.  Accounted for that contract as reinsurance under NAIC SAP and as a deposit under GAAP, or

b.  Accounted for that contract as reinsurance under GAAP and as a deposit under NAIC SAP.

63

Metropolitan Tower Life Insurance Company
Consolidated Financial Statements
As of December 31, 2024 and 2023 and for the Years Ended December 31, 2024, 2023 and 2022
and Independent Auditor’s Report

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholder of
Metropolitan Tower Life Insurance Company:

Opinion

We have audited the consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries (a wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes to the consolidated financial statements (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statement, the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the consolidated financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ DELOITTE & TOUCHE LLP

April 4, 2025

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2024 and 2023
(In millions, except share and per share data)

	2024	2023
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $35,184 and $29,671, respectively)	$31,771	$26,962
Mortgage loans (net of allowance for credit loss of 93 and 63, respectively)	10,800	9,776
Policy loans	1,442	1,550
Real estate and real estate joint ventures	758	741
Other limited partnership interests	1,166	1,217
Short-term investments, at estimated fair value	167	716
Annuities funding structured settlement claims	5,182	5,251
Other invested assets	1,297	1,148
Total investments	52,583	47,361
Cash and cash equivalents, principally at estimated fair value	1,764	1,697
Accrued investment income	369	324
Premiums, reinsurance and other receivables	11,406	9,416
Deferred policy acquisition costs and value of business acquired	821	732
Current income tax recoverable	135	121
Deferred income tax asset	375	378
Other assets	228	182
Separate account assets	8,431	6,604
Total assets	$76,112	$66,815
Liabilities and Stockholder’s Equity
Liabilities
Future policy benefits	$29,343	$26,540
Policyholder account balances	20,511	18,400
Other policy-related balances	5,854	5,900
Policyholder dividends payable	79	85
Payables for collateral under securities loaned and other transactions	1,818	1,647
Long-term debt	—	107
Other liabilities	7,597	5,031
Separate account liabilities	8,431	6,604
Total liabilities	73,633	64,314
Contingencies and Commitments (Note 14)
Stockholder’s Equity
Common stock, par value $2,000 per share; 4,000 shares authorized; 1,000 shares issued and outstanding	3	3
Additional paid-in capital	2,092	2,092
Retained earnings	1,547	1,577
Accumulated other comprehensive income (loss)	(1,163)	(1,171)
Total stockholder’s equity	2,479	2,501
Total liabilities and stockholder’s equity	$76,112	$66,815
See accompanying notes to the consolidated financial statements.
MTL - 3

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Revenues
Premiums	$4,697	$6,883	$5,760
Universal life and investment-type product policy fees	71	157	240
Net investment income	2,463	2,119	1,784
Other revenues	58	8	94
Net investment gains (losses)	(158)	(542)	38
Net derivative gains (losses)	188	28	304
Total revenues	7,319	8,653	8,220
Expenses
Policyholder benefits and claims	5,773	8,035	6,537
Policyholder liability remeasurement (gains) losses	(17)	17	73
Interest credited to policyholder account balances	563	534	383
Policyholder dividends	123	139	136
Other expenses	459	72	326
Total expenses	6,901	8,797	7,455
Income (loss) before provision for income tax	418	(144)	765
Provision for income tax expense (benefit)	75	(37)	169
Net income (loss)	$343	$(107)	$596
See accompanying notes to the consolidated financial statements.

MTL - 4

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Net income (loss)	$343	$(107)	$596
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(705)	1,336	(5,286)
Deferred gains (losses) on derivatives	143	(269)	312
Future policy benefits discount rate remeasurement gains (losses)	565	(630)	2,084
Foreign currency translation adjustments	9	8	(19)
Other	(1)	2	2
Other comprehensive income (loss), before income tax	11	447	(2,907)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(3)	(94)	611
Other comprehensive income (loss), net of income tax	8	353	(2,296)
Comprehensive income (loss)	$351	$246	$(1,700)
See accompanying notes to the consolidated financial statements.
MTL - 5

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance at December 31, 2021	$3	$2,092	$1,277	$772	$4,144
Net income (loss)			596		596
Other comprehensive income (loss), net of income tax				(2,296)	(2,296)
Balance at December 31, 2022	3	2,092	1,873	(1,524)	2,444
Dividends paid to MetLife, Inc.			(189)		(189)
Net income (loss)			(107)		(107)
Other comprehensive income (loss), net of income tax				353	353
Balance at December 31, 2023	3	2,092	1,577	(1,171)	2,501
Dividends paid to MetLife, Inc.			(373)		(373)
Net income (loss)			343		343
Other comprehensive income (loss), net of income tax				8	8
Balance at December 31, 2024	$3	$2,092	$1,547	$(1,163)	$2,479
See accompanying notes to the consolidated financial statements.
MTL - 6

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Cash flows from operating activities
Net income (loss)	$343	$(107)	$596
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	1	1	1
Amortization of premiums and accretion of discounts associated with investments, net	(123)	(89)	(29)
(Gains) losses on investments, net	144	542	(38)
(Gains) losses on derivatives, net	(74)	87	(263)
(Income) loss from equity method investments, net of dividends or distributions	92	83	43
Interest credited to policyholder account balances	745	642	456
Universal life and investment-type product policy fees	(344)	(352)	(361)
Change in fair value option securities	—	—	19
Change in accrued investment income	(49)	(40)	(59)
Change in premiums, reinsurance and other receivables	483	165	446
Change in deferred policy acquisition costs and value of business acquired, net	(89)	(88)	(51)
Change in income tax	(14)	(372)	88
Change in other assets	(54)	(8)	11
Change in insurance-related liabilities and policy-related balances	1,695	2,862	2,454
Change in other liabilities	53	456	(217)
Other, net	(3)	(7)	(9)
Net cash provided by (used in) operating activities	2,806	3,775	3,087
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	8,593	6,387	10,119
Equity securities	2	3	5
Mortgage loans	768	611	527
Real estate and real estate joint ventures	—	23	284
Other limited partnership interests	94	38	108
Short-term investments	1,061	2,151	550
Purchases and originations of:
Fixed maturity securities available-for-sale	(12,202)	(9,719)	(10,579)
Equity securities	—	—	(21)
Mortgage loans	(1,873)	(1,330)	(2,913)
Real estate and real estate joint ventures	(86)	(177)	(343)
Other limited partnership interests	(149)	(166)	(229)
Short-term investments	(486)	(2,338)	(721)
Cash received in connection with freestanding derivatives	57	73	71
Cash paid in connection with freestanding derivatives	(42)	(74)	(147)
Net change in policy loans	108	54	43
Net change in other invested assets	13	(343)	(308)
Other, net	1	3	2
Net cash provided by (used in) investing activities	$(4,141)	$(4,804)	$(3,552)
See accompanying notes to the consolidated financial statements.
MTL - 7

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Cash flows from financing activities
Policyholder account balances:
Deposits	$9,793	$8,882	$7,717
Withdrawals	(8,082)	(7,331)	(5,874)
Net change in payables for collateral under securities loaned and other transactions	171	(280)	(425)
Long-term debt repaid	(107)	—	—
Dividends paid to MetLife, Inc.	(373)	(189)	—
Net cash provided by (used in) financing activities	1,402	1,082	1,418
Change in cash and cash equivalents	67	53	953
Cash and cash equivalents, beginning of year	1,697	1,644	691
Cash and cash equivalents, end of year	$1,764	$1,697	$1,644
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$4	$8	$8
Income tax	$88	$333	$82
Non-cash transactions:
Fair value option securities transferred to an affiliate	$—	$—	$186
Fixed maturity securities available-for-sale disposed of in connection with a reinsurance transaction	$—	$2,457	$—
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$1,762	$1,636	$1,258
Fixed maturity securities available-for-sale received from an affiliate	$—	$—	$328
Fixed maturity securities available-for-sale transferred to an affiliate	$—	$—	$139
Mortgage loans disposed of in connection with a reinsurance transaction	$—	$86	$—
Real estate and real estate joint ventures acquired in satisfaction of debt	$1	$1	$29
Real estate and real estate joint ventures received from an affiliate	$—	$—	$144
Real estate and real estate joint ventures transferred to an affiliate	$—	$—	$144
Other invested assets received in connection with the sale of other limited partnership interests	$75	$—	$—
See accompanying notes to the consolidated financial statements.

MTL - 8

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Tower Life Insurance Company (“MTL”) and its subsidiaries (collectively, the “Company”) is a wholly-owned subsidiary of MetLife, Inc. The Company is domiciled in Nebraska and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is actively selling to institutional customers a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products, including United Kingdom (“U.K.”) longevity reinsurance and funded reinsurance, post-retirement medical benefit products, structured settlements and certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company no longer markets individual annuities, variable and universal life insurance, and traditional life insurance.
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Consolidation
The accompanying consolidated financial statements include the accounts of MTL and its subsidiaries, as well as partnerships in which the Company has a controlling financial interest. Intercompany accounts and transactions are eliminated.
The Company uses either the equity method of accounting or the fair value option (“FVO”) for its investments in real estate joint ventures (“REJV”) and other limited partnership interests (“OLPI”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings in net investment income on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company separately reports, as separate account assets and liabilities, investments held in separate accounts and corresponding policyholder liabilities of the same amount if all of the following criteria are met:
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
MTL - 9

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are not reported as separate account assets and liabilities and are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
Summary of Significant Accounting Policies
The following table presents the Company’s significant accounting policies with cross-references to the notes which provide additional information on such policies.

Accounting Policy	Note
Future Policy Benefit Liabilities	2
Policyholder Account Balances	3
Deferred Policy Acquisition Costs and Value of Business Acquired	5
Reinsurance	6
Investments	7
Derivatives	8
Fair Value	9
Income Tax	13
Litigation Contingencies	14
Future Policy Benefit Liabilities
Traditional Non-participating and Limited-payment Long-duration products
The Company establishes future policy benefit liabilities (“FPBs”) for amounts payable under traditional non-participating and limited-payment long-duration insurance and reinsurance policies which include, but are not limited to, annuities products which include pension risk transfers, structured settlements and institutional income annuities. Effective January 1, 2023, the Company adopted an accounting pronouncement related to targeted improvements to the accounting for long-duration contracts (“LDTI”) with a January 1, 2021 transition date (the “LDTI Transition Date”). Generally, amounts are payable over an extended period of time and the related liabilities are calculated as the present value of future expected benefits and claim settlement expenses to be paid, reduced by the present value of future expected net premiums.
FPBs are measured as cohorts (e.g., groups of long-duration contracts), with the exception of pension risk transfers and longevity reinsurance solutions contracts, each of which is generally considered its own cohort. Contracts from different subsidiaries or branches, issue years, benefit currencies and product types are not grouped together in the same cohort.
Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. A net premium ratio (“NPR”) approach is utilized, where net premiums (i.e., the portion of gross premiums required to fund expected insurance benefits and claim settlement expenses) are accrued each period as FPBs. The NPR used to accrue the FPB in each period is determined by using the historical and present value of expected future benefits and claim settlement expenses for the cohort divided by the historical and present value of expected future gross premiums for the cohort.
MTL - 10

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Cash flow assumptions are incorporated into the calculation of a cohort's NPR and FPB reserve. These assumptions are used to project the amount and timing of expected benefits and claim settlement expenses to be paid and the expected amount of premiums to be collected for a cohort. The principal inputs and assumptions used in the establishment of FPBs are actual premiums, actual benefits, in-force policies, and best estimate cash flow assumptions to project future premium and benefit amounts. The Company’s primary best estimate cash flow assumptions include expectations related to mortality, morbidity, termination, claim settlement expense, policy lapse, renewal, retirement, disability incidence, disability terminations, inflation and other contingent events as appropriate to the respective product type and geographical area. Generally, the NPR and FPB reserve are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions, except for claim settlement expenses, for which the Company has elected to lock in assumptions at the LDTI Transition Date or inception (for contracts sold after the LDTI Transition Date), as allowed by LDTI. The resulting remeasurement (gain) loss is recorded through net income and reflects the impact of the change in the NPR based on experience at the end of the quarter applied to the cumulative premiums received from the inception of the cohort (or from the LDTI Transition Date for contracts issued prior to the LDTI Transition Date) to the beginning of the quarter. The total contractual profit pattern is recognized over the expected life of the cohort by retrospectively updating the NPR. If net premiums exceed gross premiums (i.e., expected benefits exceed expected gross premiums), the FPB is increased, and a corresponding adjustment is recognized immediately in net income.
The change in FPB reflected in the statement of operations is calculated using a locked-in discount rate. For products issued prior to the LDTI Transition Date, a cohort level locked-in discount rate was developed that reflected the interest accretion rates that were locked in at inception of the underlying contracts (unless there was a historical premium deficiency event that resulted in updating the interest accretion rate prior to the LDTI Transition Date), or the acquisition date for contracts acquired through an assumed in-force reinsurance transaction or a business combination. For contracts issued subsequent to the LDTI Transition Date, the upper-medium grade discount rate used for interest accretion is locked in for the cohort and represents the original upper-medium grade discount rate at the issue date of the underlying contracts. The FPB for all cohorts is remeasured to a current upper-medium grade discount rate at each reporting date through other comprehensive income (loss) (“OCI”).
The Company generally interprets the upper-medium grade discount rate to be a rate comparable to that of a corporate single A rate that reflects the duration characteristics of the liability. The upper-medium grade discount rate for the products that are included in the disaggregated rollforwards in Note 2 which are issued in the U.S. is determined by using observable market data, including published single A base curves. The last liquid point on the upper-medium grade discount curve grades to an ultimate forward rate, which is derived using assumptions of economic growth, inflation, and a long-term upper-medium grade spread.
For limited-payment long-duration contracts, the collection of premiums does not represent the completion of the earnings process, therefore, any gross premiums received in excess of net premiums is deferred and amortized as a deferred profit liability (“DPL”). The DPL is presented within FPBs and is amortized in proportion to either the present value of expected benefit payments or insurance in-force of each cohort to ensure that profits are recognized over the life of the underlying policies in that cohort, regardless of when premiums are received. This amortization of the DPL is recorded through net income within policyholder benefits and claims. Consistent with the Company’s measurement of traditional long-duration products, management also recognizes an FPB reserve for limited-payment contracts that is representative of the difference between the present value of expected future benefits and the present value of expected future net premiums, subject to retrospective remeasurement through net income and OCI, as described above. The DPL is also subject to retrospective remeasurement through net income, however, it is not remeasured for changes in discount rates.
When a cohort’s present value of future net premiums exceeds the present value of future benefits, a “flooring” adjustment is required. The flooring adjustment ensures that the liability for FPBs for each cohort is not less than zero, and is reported in net income or OCI, depending on whether the flooring relates to the FPBs discounted at the locked-in discount rate versus the current upper-medium grade discount rate, respectively.
Traditional Participating Products
The Company establishes FPBs for traditional participating contracts in the U.S., which include whole and term life participating contracts using a net premium approach, similar to traditional non-participating contracts. However, for
MTL - 11

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
participating contracts, the discount rate and actuarial assumptions are locked in at inception, include a provision for adverse deviation, and all changes in the associated FPBs are reported within policyholder benefits and claims. For traditional participating contracts, the Company reviews its estimates of actuarial liabilities for future benefits and compares them with current best estimate assumptions. The Company revises estimates, to increase FPBs, if the Company determines that the liabilities previously established for future benefit payments less future expected net premiums in the aggregate for this line of business prove inadequate.
Additional Insurance Liabilities
Liabilities for universal life policies with secondary guarantees (“ULSG”) and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The additional insurance liabilities are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions. The assumptions used in estimating the secondary and paid-up guarantee liabilities are investment income, mortality, lapse, and premium payment pattern and persistency. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor’s Global Ratings (“S&P”) 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
The resulting adjustments are recorded as policyholder liability remeasurement (gains) losses in the statement of operations reflecting the impact on the change in the ratio of benefits payable to total assessments over the life of the contract based on experience at the end of the quarter applied to the cumulative assessments received as of the beginning of the quarter.
Premium Deficiency Reserves
Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses and certain expenses that exceed unearned premiums. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company.
For universal life-type and certain participating contracts, a premium deficiency reserve may be established when existing contract liabilities, together with the present value of future fees and/or premiums, are not sufficient to cover the present value of future benefits and settlement costs.
Anticipated investment income is also considered in the calculations of premium deficiency reserves for short-duration contracts, as well as universal life-type and certain participating contracts.
Policyholder Account Balances
Policyholder account balances (“PABs”) represent the amount held by the Company on behalf of the policyholder at each reporting date. This amount includes deposits received from the policyholder, interest credited to the policyholder’s account balance, net of charges assessed against the account balance, and any policyholder withdrawals. This balance also includes liabilities for structured settlement and institutional income annuities, and certain other contracts, that do not contain significant insurance risk.
Market Risk Benefits
As defined by LDTI, market risk benefits (“MRBs”) are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk (e.g., equity price, interest rate, and/or foreign currency exchange risk) and protect the contractholder from the same risk. These contracts and contract features were generally recorded as embedded derivatives or additional insurance liabilities prior to the LDTI Transition Date. Certain contracts may have multiple contract features or guarantees. In these cases, each feature is separately evaluated to determine whether it meets the definition of an MRB at contract inception. If a contract includes multiple benefits that meet the definition of an MRB, those benefits are aggregated and measured as a single compound MRB.
MTL - 12

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
All identified MRBs are required to be measured at estimated fair value, whether the contract or contract feature represents a direct, assumed or ceded capital market risk. All MRBs in an asset position are aggregated and presented as an asset, and all MRBs in a liability position are aggregated and presented as a liability. MRB assets of $22 million and $12 million are reported in other assets on the consolidated balance sheets as of December 31, 2024 and 2023, respectively. Changes in the estimated fair value of MRBs are recognized in net income, except for the portion of the fair value change attributable to the change in nonperformance risk of the Company which is recorded as a separate component of OCI.
The Company generally uses an attributed fee approach to value MRBs, where the attributed fee is determined at contract inception by estimating the fair value of expected future benefits and the expected future fees. The attributed fee percentage is the portion of the expected future fees due from contractholders deemed necessary at contract inception to fund all future expected benefits. This typically results in a zero fair value for the MRB at inception. The estimated fair value of the expected future benefits is estimated using a stochastically-generated set of risk-neutral scenarios. Once calculated, the attributed fee percentage is fixed and does not change over the life of the contract. All fees due from contractholders in excess of the attributed fees are reported in universal life and investment-type product policy fees.
Other Policy-Related Balances
Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue (“UREV”) liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid and policyholder dividends left on deposit.
The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided. The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. See Note 7 for additional information on obligations assumed under structured settlement assignments.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death claims. In addition, generally included in other policy-related balances are claims which have been reported but not yet settled. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.
The UREV liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as UREV and amortized on a basis consistent with the methodologies and assumptions used for amortizing deferred policy acquisition costs (“DAC”) for the related contracts. Changes in the UREV liability for each period (representing deferrals less amortization) are reported in universal life and investment-type product policy fees. The Company’s UREV liabilities were $13 million and $15 million at December 31, 2024 and 2023, respectively.
Recognition of Insurance Revenues and Deposits
Premiums related to long-duration whole and term life products, individual disability, individual and group fixed annuities (including pension risk transfers, certain structured settlements and certain income annuities) and participating products are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred as a DPL and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the present value of expected FPB payments.
Premiums related to short-duration group term life and disability contracts are recognized on a pro rata basis over the applicable contract term. Unearned premiums, representing the portion of premium written related to the unexpired coverage, are reflected as liabilities until earned.
MTL - 13

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Deposits related to universal life and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.
All revenues and expenses are presented net of ceded reinsurance, as applicable.
Deferred Policy Acquisition Costs and Value of Business Acquired
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections. VOBA is subject to periodic recoverability testing for traditional life and limited-payment contracts, as well as universal life type contracts.
DAC and VOBA for most long-duration products are amortized on a constant-level basis that approximates straight-line amortization on an individual contract basis. The DAC and VOBA related to limited-payment annuities are amortized over expected benefit payments, and for all other long-duration products are generally amortized in proportion to policy count. For short-duration products, DAC and VOBA are amortized in proportion to actual and expected future earned premiums.
DAC and VOBA are aggregated on the financial statements for reporting purposes. See Note 5 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the net consideration paid (received), and the liabilities ceded (assumed) related to the underlying reinsured contracts is generally considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent accounting for in-force blocks and new business assumed is the same as if the business was directly sold by the Company.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of
MTL - 14

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in policyholder benefits and claims. Any gain by the ceding entity on such retroactive agreement is deferred as a liability and is amortized over the estimated remaining settlement period.
The reinsurance recoverable for traditional non-participating and limited-payment contracts is generally measured using a net premium methodology to accrue the projected net gain or loss on reinsurance in proportion to the gross premiums of the underlying reinsured cohorts; and is updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in cash flow assumptions. The locked-in discount rate used to measure changes in the reinsurance recoverable recorded in net income was established at the LDTI Transition Date, or at the inception of the reinsurance coverage for reinsurance agreements entered into subsequent to the LDTI Transition Date. The reinsurance recoverable is remeasured to an upper-medium grade discount rate through OCI at each reporting date, similar to the underlying reinsured contracts. The reinsurance recoverable for other long-duration contracts and associated contract features is measured using assumptions and methods generally consistent with the underlying direct policies.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts payable including funds withheld liabilities on coinsurance or modified coinsurance agreements are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of an allowance for credit loss (“ACL”).
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.
Premiums, fees, policyholder liability remeasurement (gains) losses, and policyholder benefits and claims include amounts assumed under reinsurance agreements and are reported net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
Investments
Net Investment Income
Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes: (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for FVO securities.
Net Investment Gains (Losses)
Net investment gains (losses) include primarily (i) realized gains (losses) from sales and other disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes, and to a lesser extent, (iii) recognized gains (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in
MTL - 15

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
the ACL include both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and certain leases, and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities and certain OLPI and REJV.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products.” The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 7 “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss.”
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company may originate mortgage loans. The Company also acquires mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a participation agreement. Mortgage loans acquired from affiliates that do not meet the conditions for sale accounting are treated as mortgage secured loans and reported within mortgage loans on the balance sheet.
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.
MTL - 16

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase based on expected lifetime credit loss on mortgage loans, in an amount that represents the portion of the amortized cost basis of such mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected.
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses). Upon foreclosure, the mortgage is de-recognized, the collateral received is recognized at fair value, and any difference between the net carrying value of the mortgage loan and the fair value of the collateral received is recognized within net investment gains (losses).
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability when the carrying value of the real estate exceeds its estimated fair value and whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value.
Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less estimated disposition costs.
Real Estate Joint Ventures and Other Limited Partnership Interests
The Company uses the equity method of accounting or the FVO for an investee when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a variable interest entity (“VIE”). Under the equity method, the Company recognizes its share of the investee’s earnings within net investment income. Contributions made by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
MTL - 17

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company accounts for its interest in REJV and OLPI in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates REJV and OLPI when it holds a controlling financial interest, or it is deemed the primary beneficiary of an investee that is a VIE.
The Company routinely evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount is not recoverable and exceeds its estimated fair value. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized. Such an impairment is charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
Annuities Funding Structured Settlement Claims
Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate.
Other Invested Assets
Other invested assets consist principally of the following:
•Company-owned life insurance policies are carried at cash surrender value.
•Freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
•Affiliated investments are comprised of affiliated loans which are stated at unpaid principal balance adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed by FHLBNY. Dividends are recognized in net investment income when declared.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
Securities Lending Transactions
The Company accounts for securities lending transactions as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions are recognized as investment income and investment expense, respectively, within net investment income.
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is
MTL - 18

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except for economic hedges of FVO securities, which are reported in net investment income.
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
MTL - 19

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
Embedded Derivatives
The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
•the contract or contract feature does not meet the definition of a MRB;
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
MTL - 20

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Income Tax
MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to MTL and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If MTL or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
MTL - 21

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Litigation Contingencies
The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s annual consolidated net income or cash flows. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost which approximates estimated fair value.
Other Revenues
Other revenues include fees on reinsurance financing agreements and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.
Policyholder Dividends
Policyholder dividends are approved annually by MTL’s board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by MTL.
Foreign Currency
Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to U.S. dollars are reported as part of net investment gains (losses) in the period in which they occur.
Segment Reporting
The Company operates as a single reportable segment. The chief operating decision maker (“CODM”) is the Company’s president, who assesses performance and decides how to allocate resources based on net income that is also reported on the consolidated statements of operations. The measure of segment assets is reported on the consolidated balance sheets as total assets.
Premiums, universal life and investment-type product policy fees and other revenues from the U.K. were $1.8 billion, $1.1 billion and $796 million for the years ended December 31, 2024, 2023 and 2022, respectively.
Revenues for the year ended December 31, 2024 derived from three customers for pension risk transfers were $2.3 billion, $699 million and $531 million, which represented 48%, 14% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues.
Revenues for the year ended December 31, 2023 derived from three customers for pension risk transfers were $1.5 billion, $1.1 billion and $821 million, which represented 22%, 16 and 12%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues.
Revenues for the year ended December 31, 2022 derived from two customers for pension risk transfers were $1.6 billion and $694 million, which represented 26% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31,2024, 2023 or 2022.
MTL - 22

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates (“ASUs”) to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
Adopted Accounting Pronouncements
The table below describes the impacts of the ASUs recently adopted by the Company.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures
The amendments in the ASU are intended to improve segment disclosure requirements primarily through enhanced disclosures about significant segment expenses. The key amendments include:
(i) disclosures on significant segment expenses that are regularly provided to the CODM and included within each reported measure of segment profit or loss on an annual and interim basis;
(ii) disclosures on an amount for other segment items by segment and a description of its composition on an annual and interim basis. The other segment items category is the difference between segment revenue less the significant expenses disclosed and each reported measure of segment profit or loss;
(iii) providing all annual disclosures on a segment’s profit or loss and assets currently required by FASB ASC Topic 280, Segment Reporting in interim periods; and
(iv) specifying the title and position of the CODM.
		Effective for annual periods beginning January 1, 2024 applied on a retrospective basis.	The Company has included the enhanced disclosures within Note 1 above.
MTL - 23

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2024 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, as amended by ASU 2025-01, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Clarifying The Effective Date
	The key amendments in this update require disclosures in the notes to financial statements around employee compensation costs, depreciation, intangible asset amortization and certain other costs and expenses. Information on selling expenses incurred is also required.	Effective for annual periods beginning January 1, 2027, to be applied prospectively with an option for retrospective application (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures
Among other things, the amendments in this update require that public business entities, on an annual basis: (i) disclose specific categories in the rate reconciliation and (ii) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this update require that all entities disclose on an annual basis the following information about income taxes paid: (i) the amount of income taxes paid (net of refunds received) disaggregated by federal (national), state, and foreign taxes and (ii) the amount of income taxes paid (net of refunds received) disaggregated by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than five percent of total income taxes paid (net of refunds received).
		Effective for annual periods beginning January 1, 2025, to be applied prospectively with an option for retrospective application (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
2. Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies. These liabilities are comprised of traditional and limited-payment contracts and associated DPLs, additional insurance liabilities, participating life and short-duration contracts.
The Company’s FPBs on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Traditional and Limited-Payment Contracts:
Annuities	$20,544	$17,682
Deferred Profit Liabilities:
Annuities	856	842
Additional Insurance Liabilities:
Universal life	527	521
Participating life	6,704	6,779
Other long-duration (1)	539	550
Short-duration and other	173	166
Total	$29,343	$26,540
__________________
MTL - 24

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
(1)This balance represents liabilities for various smaller product lines across the Company.
Rollforward - Traditional and Limited-Payment Contracts
The following information about the direct and assumed liability for FPBs includes a disaggregated rollforward of expected future net premiums and expected future benefits. The products grouped within this rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. The adjusted balance in the disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers, except with respect to ending net liability for FPB balances where applicable. See Note 6 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MTL - 25

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
The Company’s annuity products include pension risk transfers (including assumed pension risk transfers from the U.K.), certain structured settlements and certain institutional income annuities, which are mainly single premium spread-based products. The Company reinsures portions of certain newly issued pension risk transfers on a modified coinsurance basis. Information regarding these products was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$—	$—	$—

Balance at January 1, at original discount rate	$—	$—	$—
Effect of changes in cash flow assumptions (1)	—	—	—
Effect of actual variances from expected experience (2)	(32)	(62)	(95)
Adjusted balance	(32)	(62)	(95)
Issuances	4,428	4,965	4,347
Net premiums collected	(4,396)	(4,903)	(4,252)
Balance at December 31, at original discount rate	—	—	—
Balance at December 31, at current discount rate at balance sheet date	$—	$—	$—

Present Value of Expected FPBs
Balance at January 1, at current discount rate at balance sheet date	$17,682	$12,932	$12,056

Balance at January 1, at original discount rate	$19,190	$15,230	$11,695
Effect of changes in cash flow assumptions (1)	3	(89)	(17)
Effect of actual variances from expected experience (2)	(28)	(36)	(105)
Adjusted balance	19,165	15,105	11,573
Issuances	4,551	4,946	4,343
Interest accrual	778	575	401
Benefit payments	(1,789)	(1,436)	(1,087)
Effect of foreign currency translation and other - net	(2)	—	—
Balance at December 31, at original discount rate	22,703	19,190	15,230
Effect of changes in discount rate assumptions	(2,159)	(1,508)	(2,298)
Balance at December 31, at current discount rate at balance sheet date	20,544	17,682	12,932

Net liability for FPBs, exclusive of net premiums	20,544	17,682	12,932
Less: Reinsurance recoverables	4,593	2,411	2,427
Net liability for FPBs, exclusive of net premiums, after reinsurance	$15,951	$15,271	$10,505

Undiscounted - Expected future benefit payments	$35,936	$40,074	$22,309
Discounted - Expected future benefit payments (at current discount rate at balance sheet date)	$20,544	$17,682	$12,932
Weighted-average duration of the liability	8 years	8 years	8 years
Weighted-average interest accretion (original locked-in) rate	3.8%	3.4%	3.0%
Weighted-average current discount rate at balance sheet date	5.6%	5.0%	5.4%
__________________
(1)    For the year ended December 31, 2024, the net effect of changes in cash flow assumptions was more than offset by the corresponding impact in DPL associated with the Company’s annuity products of ($22) million. For the years ended December 31, 2023 and 2022, the net effect of changes in cash flow assumptions was largely offset by the corresponding impact in DPL associated with the Company’s annuity products of $73 million and $15 million, respectively.
(2)    For the years ended December 31, 2024 and 2022, the net effect of actual variances from expected experience was more than offset by the corresponding impact in DPL associated with the Company’s annuity products of ($5) million and $13 million, respectively. For the year ended December 31, 2023, the net effect of actual variances from expected experience was partially offset by the corresponding impact in DPL associated with the Company’s annuity products of ($11) million.
MTL - 26

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was primarily driven by updates in assumptions related to mortality.
For the year ended December 31, 2023, the net effect of actual variances from expected experience was primarily driven by model refinements.
When single premium annuity contracts are issued, the FPB reserve is required to be measured at an upper-medium grade discount rate. Due to differences between the upper-medium grade discount rate and pricing assumptions used to determine the contractual premium, the initial FPB reserve at issue for a particular cohort may be greater than the contractual premium received, and the difference must be recognized as an immediate loss at issue. On these cohorts, future experience that differs from expected experience and changes in cash flow assumptions result in the recognition of remeasurement gains and losses with net remeasurement gains limited to the amount of the original loss at issue, after which any favorable experience is deferred and recorded within the DPL. For the year ended December 31, 2024, the Company incurred a loss at issue of $129 million. The loss at issue was largely offset by a deferred gain on ceded reinsurance, which will be amortized over the life of the reinsurance agreement. Additionally, for the year ended December 31, 2024, the Company recognized a net remeasurement gain related to the net effect of changes in cash flow assumptions.
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB for the Company’s annuity products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, the current upper-medium grade discount rate at the balance sheet date and best estimate mortality assumptions.
Rollforward - Additional Insurance Liabilities
The Company establishes additional insurance liabilities for annuitization, death or other insurance benefits for universal life contract features where the Company guarantees to the contractholder either a secondary guarantee or a guaranteed paid-up benefit. The policy can remain in force, even if the base policy account value is zero, as long as contractual secondary guarantee requirements have been met.
The following information about the direct liability for additional insurance liabilities includes a disaggregated rollforward. The products grouped within the rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. The adjusted balance in the disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers. See Note 6 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MTL - 27

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
The Company’s universal life products provide a contract feature where the Company guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit. Information regarding these additional insurance liabilities was as follows:

	Years Ended December 31,
	2024	2023	2022
	Universal Life
	(Dollars in millions)
Balance, at January 1	$521	$515	$494
Less: Accumulated other comprehensive income (“AOCI”) adjustment	—	—	1
Balance, at January 1, before AOCI adjustment	521	515	493
Effect of changes in cash flow assumptions	(1)	12	17
Effect of actual variances from expected experience	16	(17)	7
Adjusted balance	536	510	517
Assessments accrual	15	14	15
Interest accrual	35	34	33
Excess benefits paid	(59)	(37)	(50)
Balance, at December 31	527	521	515
Less: Reinsurance recoverables	527	521	404
Balance, at December 31, net of reinsurance	$—	$—	$111

Weighted-average duration of the liability	9 years	10 years	10 years
Weighted-average interest accretion rate	6.8%	6.8%	6.9%
Significant Methodologies and Assumptions
Liabilities for ULSG and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments.
The guaranteed benefits are estimated over a range of scenarios. The significant assumptions used in estimating the ULSG and paid-up guarantee liabilities are investment income, mortality, lapses, and premium payment pattern and persistency. In addition, projected earned rate and crediting rates are used to project the account values and excess death benefits and assessments. The discount rate is equal to the crediting rate for each annual cohort and is locked-in at inception.
The Company’s gross premiums or assessments and interest expense recognized in the consolidated statements of operations for long-duration contracts, excluding participating life contracts, were as follows:

	Years Ended December 31,
	2024		2023		2022
	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)
	(In millions)
Traditional and Limited-Payment Contracts:
Annuities	$4,467	$778	$5,046	$575	$4,396	$401
Deferred Profit Liabilities:
Annuities	—	32	—	26	—	18
Additional Insurance Liabilities:
Universal life	272	35	278	34	335	33
Other long-duration	1,521	24	1,422	14	831	14
Total	$6,260	$869	$6,746	$649	$5,562	$466
__________________
MTL - 28

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
(1)Gross premiums are related to traditional and limited-payment contracts and are included in premiums. Assessments are related to additional insurance liabilities and are included in universal life and investment-type product policy fees and net investment income.
(2)Interest expense is included in policyholder benefits and claims.
Participating Business
Participating business represented 33% and 34% of the Company’s life insurance in-force at December 31, 2024 and 2023, respectively. Participating policies represented 90%, 66% and 95% of gross traditional life insurance premiums for the years ended December 31, 2024, 2023 and 2022, respectively.
Liabilities for Unpaid Claims and Claim Expenses
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$224	$284	$222
Less: Reinsurance recoverables	78	100	77
Net balance at January 1,	146	184	145
Incurred related to:
Current year	331	329	330
Prior years (1)	42	49	39
Total incurred	373	378	369
Paid related to:
Current year	(281)	(288)	(257)
Prior years	(92)	(128)	(73)
Total paid	(373)	(416)	(330)
Net balance at December 31,	146	146	184
Add: Reinsurance recoverables	86	78	100
Balance at December 31 (included in FPBs and other policy-related balances)	$232	$224	$284
__________________
(1)For the years ended December 31, 2024, 2023 and 2022, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.
MTL - 29

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances
The Company establishes liabilities for PABs, which are generally equal to the account value, and which includes accrued interest credited, but excludes the impact of any applicable charge that may be incurred upon surrender.
The Company’s PABs on the consolidated balance sheets were as follows at:

	December 31, 2024	December 31, 2023
	(In millions)
Annuities and risk solutions	$9,026	$7,060
Capital markets investment products and stable value guaranteed interest contracts (“GICs”)	5,915	5,585
Life	4,708	4,931
Other	862	824
Total	$20,511	$18,400
Annuities and Risk Solutions
The Company’s annuities and risk solutions PABs include certain structured settlements and institutional income annuities, and benefit funding solutions that include postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. Information regarding this liability was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$7,060	$5,305	$4,422
Deposits	1,970	1,883	931
Policy charges	(15)	(18)	(18)
Surrenders and withdrawals	(9)	4	55
Benefit payments	(385)	(266)	(184)
Net transfers from (to) separate accounts	(24)	—	(25)
Interest credited	288	210	147
Other	141	(58)	(23)
Balance at December 31,	$9,026	$7,060	$5,305

Weighted-average annual crediting rate	3.6%	3.4%	3.1%

At period end:
Cash surrender value	$1,935	$1,114	$966
Net amount at risk, excluding offsets from reinsurance:
In the event of death (1)	$10,658	$7,250	$6,698
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MTL - 30

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
The Company’s annuities and risk solutions account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$—	$363	$363
Equal to or greater than 2% but less than 4%	—	—	99	633	732
Equal to or greater than 4%	710	—	129	—	839
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	7,092
Total	$710	$—	$228	$996	$9,026

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$—	$160	$160
Equal to or greater than 2% but less than 4%	—	—	97	—	97
Equal to or greater than 4%	739	—	118	—	857
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,946
Total	$739	$—	$215	$160	$7,060

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$—	$30	$30
Equal to or greater than 2% but less than 4%	—	—	85	—	85
Equal to or greater than 4%	789	—	61	—	850
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	4,340
Total	$789	$—	$146	$30	$5,305
Capital Markets Investment Products and Stable Value GICs
The Company’s capital markets investment products and stable value GICs in PABs are investment-type products, mainly funding agreements.
In addition, the Company has entered into funding agreements with FHLBNY. The PAB balances for FHLBNY funding agreements were $1.4 billion and $1.6 billion at December 31, 2024 and 2023, respectively. These advances are collateralized by residential mortgage-backed securities (“RMBS”) with an estimated fair value of $1.9 billion at both December 31, 2024 and 2023. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY.
MTL - 31

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
Information regarding the capital markets investment products and stable value GICs in PABs was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$5,585	$5,215	$4,026
Deposits	7,301	6,624	6,361
Surrenders and withdrawals	(7,050)	(6,494)	(5,253)
Interest credited	234	183	86
Effect of foreign currency translation and other, net	(155)	57	(5)
Balance at December 31,	$5,915	$5,585	$5,215

Weighted-average annual crediting rate	4.2%	3.5%	1.9%
Cash surrender value at period end	$412	$542	$421
The Company’s capital markets investment products and stable value GICs account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$—	$—	$—
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,915
Total	$—	$—	$—	$—	$5,915

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$—	$—	$—
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,585
Total	$—	$—	$—	$—	$5,585

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$—	$500	$500
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	4,715
Total	$—	$—	$—	$500	$5,215
MTL - 32

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
Life
The Company’s life PABs include retained asset accounts, universal life products and the fixed account of variable life insurance products. Information regarding this liability was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$4,931	$5,172	$5,347
Deposits	255	268	303
Policy charges	(329)	(334)	(343)
Surrenders and withdrawals	(245)	(282)	(211)
Benefit payments	(114)	(113)	(141)
Net transfers from (to) separate accounts	13	11	(1)
Interest credited	202	211	218
Other	(5)	(2)	—
Balance at December 31,	$4,708	$4,931	$5,172

Weighted-average annual crediting rate	4.3%	4.3%	4.2%

At period end:
Cash surrender value	$4,705	$4,927	$5,165
Net amount at risk, excluding offsets from reinsurance:
In the event of death (1), (2)	$17,718	$18,888	$20,029
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(2)Taking into consideration reinsurance, the net amount at risk at December 31, 2024, 2023, and 2022 as presented in the above table, would be reduced by 99%, 98%, and 74%, respectively.
MTL - 33

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
The Company’s life products account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$—	$12	$12
Equal to or greater than 2% but less than 4%	676	7	1	—	684
Equal to or greater than 4%	3,515	73	402	22	4,012
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	—
Total	$4,191	$80	$403	$34	$4,708

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$1	$13	$14
Equal to or greater than 2% but less than 4%	750	6	1	—	757
Equal to or greater than 4%	3,659	75	413	13	4,160
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	—
Total	$4,409	$81	$415	$26	$4,931

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$8	$2	$10
Equal to or greater than 2% but less than 4%	871	—	1	—	872
Equal to or greater than 4%	3,788	77	420	5	4,290
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	—
Total	$4,659	$77	$429	$7	$5,172
4. Separate Accounts
Separate account assets consist of investment accounts established and maintained by the Company. The investment objectives of these assets are directed by the contractholder. An equivalent amount is reported as separate account liabilities. These accounts are reported separately from the general account assets and liabilities.
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $7.6 billion and $6.1 billion at December 31, 2024 and 2023, respectively, for which the contractholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the contractholder which totaled $806 million and $484 million at December 31, 2024 and 2023, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 5.7% and 6.1% at December 31, 2024 and 2023, respectively.

MTL - 34

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Separate Accounts (continued)
Separate Account Liabilities
The Company’s separate account liabilities on the consolidated balance sheets were as follows at:

	December 31, 2024	December 31, 2023
	(In millions)
Stable Value and Risk Solutions	$7,559	$5,781
Variable Universal Life	807	757
Other	65	66
Total	$8,431	$6,604
Rollforwards
The following information about the separate account liabilities includes disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies.
The separate account liabilities are primarily comprised of stable value and risk solutions contracts and variable universal life contracts.
The balances of and changes in separate account liabilities were as follows:

	Stable Value and Risk Solutions	Variable Universal Life
	(In millions)
Balance, January 1, 2022	$4,083	$886
Premiums and deposits	924	15
Policy charges	(45)	(28)
Surrenders and withdrawals	(3)	(15)
Benefit payments	(17)	(13)
Investment performance	(11)	(160)
Net transfers from (to) general account	25	1
Other	60	—
Balance, December 31, 2022	$5,016	$686
Premiums and deposits	561	15
Policy charges	(53)	(29)
Surrenders and withdrawals	(36)	(15)
Benefit payments	(4)	(13)
Investment performance	354	126
Net transfers from (to) general account	—	(10)
Other	(57)	(3)
Balance, December 31, 2023	$5,781	$757
Premiums and deposits	1,409	14
Policy charges	(56)	(29)
Surrenders and withdrawals	(47)	(21)
Benefit payments	(13)	(13)
Investment performance	454	110
Net transfers from (to) general account	24	(12)
Other	7	1
Balance, December 31, 2024	$7,559	$807

Cash surrender value at December 31, 2022 (1)	$4,307	$682
Cash surrender value at December 31, 2023 (1)	$5,110	$755
Cash surrender value at December 31, 2024 (1)	$6,859	$802
_____________
MTL - 35

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Separate Accounts (continued)
(1)    Cash surrender value represents the amount of the contractholders’ account balances distributable at the balance sheet date less policy loans and certain surrender charges.
Separate Account Assets
The Company’s aggregate fair value of assets, by major investment asset category, supporting separate account liabilities was as follows at:

	December 31,
	2024	2023
	(In millions)
Fixed maturity securities:
Bonds:
Government and agency	$100	$88
Public utilities	22	15
Municipals	43	47
Corporate bonds:
Materials	2	1
Communications	14	15
Consumer	53	53
Energy	10	10
Financial	94	93
Industrial and other	10	11
Technology	8	10
Total corporate bonds	191	193
Total bonds	356	343
Mortgage-backed securities	218	191
Asset-backed securities and collateralized loan obligations (“ABS & CLO”)	257	227
Total fixed maturity securities	831	761
Equity securities	104	90
Mutual funds	6,694	5,535
Other invested assets	130	195
Total investments	7,759	6,581
Other assets	672	23
Total	$8,431	$6,604

MTL - 36

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Deferred Policy Acquisition Costs and Value of Business Acquired
Information regarding total DAC and VOBA was as follows at:

(In millions)
DAC (1):
Balance at January 1, 2022	$558
Capitalizations	90
Amortization	(35)
Balance at December 31, 2022	613
Capitalizations	156
Amortization	(42)
Other (2)	(15)
Balance at December 31, 2023	712
Capitalizations	142
Amortization	(50)
Balance at December 31, 2024	$804

Total DAC and VOBA (1):
Balance at December 31, 2022	$644
Balance at December 31, 2023	$732
Balance at December 31, 2024	$821
_________________
(1)Includes DAC balances primarily related to participating life and annuities products.
(2)Includes activity for total DAC ceded at the date of inception related to a reinsurance agreement. See Note 6 for further information on the transaction.
Significant Methodologies and Assumptions
The Company amortizes DAC and VOBA related to long-duration contracts over the estimated lives of the contracts in proportion to benefits in-force for annuities and policy count for all other products. The amortization amount is calculated using the same cohorts as the corresponding liabilities on a quarterly basis, using an amortization rate that includes current period reporting experience and end of period persistency and longevity assumptions that are consistent with those used to measure the corresponding liabilities.
The Company amortizes DAC for short-duration contracts, which is primarily comprised of commissions and certain underwriting expenses, in proportion to actual and future earned premium over the applicable contract term.
6. Reinsurance
The Company enters into reinsurance agreements as a purchaser of reinsurance for certain insurance products and also as a provider of reinsurance for some pension products and insurance products issued by affiliated and nonaffiliated companies. The Company purchases reinsurance in order to limit losses and minimize exposure to significant risks and provide additional capacity for future growth.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss” in Note 7.
MTL - 37

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a nonaffiliate. In 2023, the Company reinsured an in-force block of universal life, variable universal life, universal life with secondary guarantees and fixed annuities to a nonaffiliate on a 100% quota share basis.
The Company has reinsured certain of its annuity and supplementary contract business to an affiliate. The Company also reinsures certain group annuity contracts issued in connection with pension risk transfers to affiliates and a nonaffiliate.
The Company assumes portions of certain whole life policies issued by an affiliate and a nonaffiliate. In addition, the Company also assumes longevity risks for certain pension products issued by unaffiliated providers located in the U.K.
The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2024 and 2023, were not significant. The Company also secured collateral from its counterparties to mitigate counterparty default risk related to its longevity reinsurance agreements.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $1.9 billion of unsecured unaffiliated reinsurance recoverable balances at both December 31, 2024 and 2023.
At December 31, 2024, the Company had $7.2 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $6.9 billion, or 96%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.5 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2023, the Company had $5.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $5.4 billion, or 95%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.5 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.
MTL - 38

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums
Direct premiums	$4,339	$5,437	$4,553
Reinsurance assumed	2,387	1,797	1,477
Reinsurance ceded	(2,029)	(351)	(270)
Net premiums	$4,697	$6,883	$5,760
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$414	$414	$416
Reinsurance assumed	—	—	—
Reinsurance ceded	(343)	(257)	(176)
Net universal life and investment-type product policy fees	$71	$157	$240
Policyholder benefits and claims
Direct policyholder benefits and claims	$6,083	$6,851	$5,825
Reinsurance assumed	2,299	1,762	1,361
Reinsurance ceded	(2,609)	(578)	(649)
Net policyholder benefits and claims	$5,773	$8,035	$6,537
Policyholder liability remeasurement (gains) losses
Direct policyholder liability remeasurement (gains) losses	$(24)	$(29)	$9
Reinsurance assumed	(1)	(11)	—
Reinsurance ceded	8	57	64
Net policyholder liability remeasurement (gains) losses	$(17)	$17	$73
Interest credited to policyholder account balances
Direct interest credited to PABs	$764	$645	$479
Reinsurance assumed	—	—	—
Reinsurance ceded	(201)	(111)	(96)
Net interest credited to PABs	$563	$534	$383
Other expenses
Direct other expenses	$181	$184	$199
Reinsurance assumed	75	78	78
Reinsurance ceded	203	(190)	49
Net other expenses	$459	$72	$326
MTL - 39

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2024				2023
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$50	$411	$10,945	$11,406	$49	$367	$9,000	$9,416
DAC and VOBA	392	463	(34)	821	306	466	(40)	732
Total assets	$442	$874	$10,911	$12,227	$355	$833	$8,960	$10,148
Liabilities
Future policy benefits	$25,371	$3,972	$—	$29,343	$23,039	$3,501	$—	$26,540
Other policy-related balances	5,473	404	(23)	5,854	5,559	364	(23)	5,900
Other liabilities	356	44	7,197	7,597	305	53	4,673	5,031
Total liabilities	$31,200	$4,420	$7,174	$42,794	$28,903	$3,918	$4,650	$37,471
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in premium, reinsurance and other receivables in the table above are deposit assets on reinsurance of $1.2 billion and $1.3 billion at December 31, 2024 and 2023, respectively. There were no deposit liabilities on reinsurance at both December 31, 2024 and 2023.
The Company has an agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a facultative modified coinsurance basis to a nonaffiliate. Effective June 2024, the Company ceded an additional quota share of liabilities associated with certain group annuity contracts issued by the Company in connection with qualifying pension risk transfer transactions. The significant reinsurance effects to the Company were primarily increases in premiums, reinsurance and other receivables of $2.0 billion and other liabilities of $2.2 billion at December 31, 2024.
In November 2023, the Company completed a risk transfer transaction with a subsidiary of Global Atlantic Financial Group, a retirement and life insurance company, to reinsure an in-force block of universal life, variable universal life, universal life with secondary guarantees, and fixed annuities. The Company entered into a reinsurance agreement on a coinsurance basis for the general account products and on a modified coinsurance basis for the separate account products. The Company recorded reinsurance recoverables and deposit receivables of $2.9 billion at December 31, 2023 reported in premiums, reinsurance and other receivables. At inception of the agreement, in addition to recording the amount recoverable, the Company i) transferred to the reinsurer $2.3 billion of assets primarily consisting of fixed maturity securities AFS and mortgage loans supporting the general account liabilities reduced by a $479 million pre-tax ceding commission, ii) retained $408 million separate account assets under the modified coinsurance arrangement and iii) recorded the net cost of reinsurance of $529 million within other liabilities, related to universal life, variable universal life and universal life with secondary guarantees reinsured. The net cost of reinsurance will be amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts in policyholder benefits and claims.
As part of this transaction, an affiliate entered into investment advisory and other agreements with a subsidiary of Global Atlantic Financial Group to serve as the investment manager for certain of the transferred general account assets. With certain exceptions, the agreements contemplate a term of five years.
MTL - 40

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including Metropolitan Life Insurance Company, Missouri Reinsurance Inc., and MetLife Reinsurance Company of Hamilton, Ltd.(“MRH”), all of which are related parties.
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums
Reinsurance assumed	$97	$99	$105
Reinsurance ceded	1	(105)	(1)
Net premiums	$98	$(6)	$104
Universal life and investment-type product policy fees
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	(1)	(1)	—
Net universal life and investment-type product policy fees	$(1)	$(1)	$—
Policyholder benefits and claims
Reinsurance assumed	$100	$99	$103
Reinsurance ceded	(100)	3	(49)
Net policyholder benefits and claims	$—	$102	$54
Policyholder liability remeasurement (gains) losses
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	7	40	47
Net policyholder liability remeasurement (gains) losses	$7	$40	$47
Interest credited to PABs
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	(24)	(27)	(30)
Net interest credited to PABs	$(24)	$(27)	$(30)
Other expenses
Reinsurance assumed	$11	$11	$11
Reinsurance ceded	176	(155)	80
Net other expenses	$187	$(144)	$91
MTL - 41

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2024		2023
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables	$25	$3,751	$26	$3,268
DAC and VOBA	112	—	113	—
Total assets	$137	$3,751	$139	$3,268
Liabilities
FPBs	$885	$—	$823	$—
Other policy-related balances	10	—	8	—
Other liabilities	8	3,766	10	3,101
Total liabilities	$903	$3,766	$841	$3,101
The Company has an agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a facultative modified coinsurance basis to MRH, an affiliate. Effective January 1, 2024, the Company ceded an additional quota share of liabilities associated with certain group annuity contracts issued by the Company in connection with qualifying pension risk transfer transactions. The significant reinsurance effects to the Company were primarily increases in premiums, reinsurance and other receivables of $913 million and other liabilities of $1.0 billion at December 31, 2024.
The Company has secured certain reinsurance recoverable balances with collateral, including funds withheld accounts. The Company had $792 million and $906 million of unsecured affiliated reinsurance recoverable balances at December 31, 2024 and 2023, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in premium, reinsurance and other receivables in the table above are deposit assets on affiliated reinsurance of $758 million and $849 million at December 31, 2024 and 2023, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2024 and 2023.
7. Investments
See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, ABS & CLO, certain structured investment transactions and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
MTL - 42

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans, and broadly syndicated bank loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”

	December 31,
	2024					2023
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		ACL	Gains	Losses			ACL	Gains	Losses
	(In millions)
U.S. corporate	$9,538	$(4)	$32	$1,172	$8,394	$9,109	$(1)	$76	$1,069	$8,115
Foreign corporate	6,836	(1)	56	965	5,926	6,094	—	124	800	5,418
RMBS	5,904	—	42	402	5,544	4,854	—	53	395	4,512
ABS & CLO	4,123	(2)	32	137	4,016	2,804	(2)	8	122	2,688
U.S. government and agency	3,714	—	3	345	3,372	2,339	—	59	178	2,220
Foreign government	2,155	—	23	295	1,883	1,715	—	57	210	1,562
CMBS	1,377	—	26	66	1,337	1,426	(1)	13	140	1,298
Municipals	1,537	—	2	240	1,299	1,330	—	12	193	1,149
Total fixed maturity securities AFS	$35,184	$(7)	$216	$3,622	$31,771	$29,671	$(4)	$402	$3,107	$26,962
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2024:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$1,022	$2,986	$5,391	$14,376	$11,402	$35,177
Estimated fair value	$1,004	$2,888	$4,860	$12,122	$10,897	$31,771
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
MTL - 43

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2024				2023
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$4,240	$725	$2,474	$447	$548	$72	$5,666	$996
Foreign corporate	2,303	345	2,203	618	201	32	3,577	768
RMBS	2,201	127	1,321	275	522	5	2,209	390
ABS & CLO	978	66	838	71	353	6	1,638	115
U.S. government and agency	1,923	116	653	229	824	31	500	147
Foreign government	881	82	714	213	40	—	1,013	210
CMBS	241	20	438	46	82	2	861	137
Municipals	727	106	434	134	47	1	747	192
Total fixed maturity securities AFS	$13,494	$1,587	$9,075	$2,033	$2,617	$149	$16,211	$2,955
Investment grade	13,176	1,563	8,797	1,994	2,520	142	15,603	2,881
Below investment grade	318	24	278	39	97	7	608	74
Total fixed maturity securities AFS	$13,494	$1,587	$9,075	$2,033	$2,617	$149	$16,211	$2,955
Total number of securities in an unrealized loss position	2,834		2,210		360		3,915
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell, including transfers in connection with reinsurance transactions, a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
MTL - 44

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL increased $516 million for the year ended December 31, 2024 to $3.6 billion primarily due to an increase in interest rates and the impact of weakening foreign currencies on certain non-functional currency denominated fixed maturity securities.
As shown in the table above, most of the gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater at December 31, 2024 relate to investment grade securities. These unrealized losses are principally due to narrowing credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
As of December 31, 2024, $39 million of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater on below investment grade securities were concentrated in the consumer, utility and finance sectors within corporate securities and in ABS & CLO securities. These unrealized losses are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty and, with respect to fixed-rate securities, rising interest rates since purchase.
MTL - 45

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
At December 31, 2024, the Company did not intend to sell its securities in an unrealized loss position without an ACL, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Therefore, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2024.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2024		2023
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$4,741	43.9%	$4,355	44.5%
Agricultural	3,823	35.4	3,729	38.1
Residential	2,329	21.6	1,755	18.0
Total amortized cost	10,893	100.9	9,839	100.6
ACL	(93)	(0.9)	(63)	(0.6)
Total mortgage loans	$10,800	100.0%	$9,776	100.0%
The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans was ($87) million and ($11) million at December 31, 2024 and 2023, respectively. The accrued interest income for commercial, agricultural and residential mortgage loans at December 31, 2024 was $21 million, $39 million and $25 million, respectively. The accrued interest income for commercial, agricultural and residential mortgage loans at December 31, 2023 was $20 million, $36 million and $16 million, respectively. The accrued interest income related to mortgage loans is included in accrued investment income on the consolidated balance sheets.
Purchases of mortgage loans, consisting primarily of residential mortgage loans, from unaffiliated parties, were $743 million, $392 million and $860 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company acquires mortgage loans from its affiliates. The affiliates originate and acquire mortgage loans and the Company simultaneously purchases participation interests under master participation agreements. The aggregate amount of mortgage loan and mortgage secured loan participation interests purchased by the Company from such affiliates for the years ended December 31, 2024, 2023 and 2022 was $628 million, $661 million and $1.6 billion, respectively. In connection with mortgage loan and mortgage secured loan participations, the affiliates collected principal and interest payments on the Company’s behalf and the affiliates remitted such payments to the Company in the amount of $823 million, $947 million and $499 million for the years ended December 31, 2024, 2023 and 2022, respectively.
MTL - 46

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Rollforward of ACL for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

	Years Ended December 31,
	2024				2023				2022
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$18	$18	$27	$63	$17	$14	$15	$46	$16	$9	$4	$29
Provision (release)	11	5	17	33	2	4	12	18	1	5	11	17
Charge-offs, net of recoveries	—	(3)	—	(3)	(1)	—	—	(1)	—	—	—	—
Balance at December 31,	$29	$20	$44	$93	$18	$18	$27	$63	$17	$14	$15	$46
ACL Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), such as collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
MTL - 47

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Commercial and Agricultural Mortgage Loan Portfolio Segments
Within each loan portfolio segment, commercial and agricultural loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
After commercial and agricultural mortgage loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that is not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding
MTL - 48

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company reverts to industry historical loss experience using a straight-line basis over one year.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Modifications to Borrowers Experiencing Financial Difficulty
The Company may modify mortgage loans to borrowers. Each mortgage loan modification is evaluated to determine whether the borrower was experiencing financial difficulties. Disclosed below are those modifications, in materially impacted mortgage segments, where the borrower was determined to be experiencing financial difficulties and the mortgage loans were modified by any of the following means: principal forgiveness, interest rate reduction, other-than-insignificant payment delay or term extension. The amount, timing and extent of modifications granted and subsequent performance are considered in determining any ACL recorded.
These mortgage loan modifications are summarized as follows:

	Years Ended December 31,
	2024			2023
	Maturity Extension (1)	Weighted Average Life Increase		Maturity Extension	Weighted Average Life Increase
	Amortized Cost	Affected Loans (in Years)	% of Book Value	Amortized Cost	Affected Loans (in Years)	% of Book Value
	(Dollars in millions)
Commercial	$12	2 Years	<1%	$17	Less than one year	1.0%
__________________
(1)Includes commercial mortgage loans with an amortized cost of $2 million that received interest rate reductions from 7.6% to 6.5% in addition to maturity extensions.
For the years ended December 31, 2024 and 2023, all commercial mortgage loans which were modified to borrowers experiencing financial difficulties and still outstanding were current.
MTL - 49

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$483	$196	$570	$685	$93	$481	$—	$2,508	52.9%
65% to 75%	112	31	509	265	5	205	—	1,127	23.8
76% to 80%	1	—	34	83	21	101	—	240	5.0
Greater than 80%	3	6	108	221	147	381	—	866	18.3
Total	$599	$233	$1,221	$1,254	$266	$1,168	$—	$4,741	100.0%
DSCR:
> 1.20x	$529	$155	$1,141	$1,093	$245	$1,015	$—	$4,178	88.1%
1.00x - 1.20x	35	46	22	153	20	63	—	339	7.2
<1.00x	35	32	58	8	1	90	—	224	4.7
Total	$599	$233	$1,221	$1,254	$266	$1,168	$—	$4,741	100.0%
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$151	$388	$625	$1,135	$682	$523	$111	$3,615	94.6%
65% to 75%	3	—	64	114	7	13	—	201	5.2
76% to 80%	—	—	—	—	2	—	—	2	0.1
Greater than 80%	—	—	—	—	—	5	—	5	0.1
Total	$154	$388	$689	$1,249	$691	$541	$111	$3,823	100%
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$366	$386	$564	$614	$91	$253	$—	$2,274	97.6%
Nonperforming (1)	8	24	14	7	—	2	—	55	2.4
Total	$374	$410	$578	$621	$91	$255	$—	$2,329	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure with an amortized cost of $27 million and $5 million at December 31, 2024 and 2023, respectively.
Past Due and Nonaccrual Mortgage Loans
The Company has a high quality, well performing mortgage loan portfolio, with 98% and 99% of all mortgage loans classified as performing at December 31, 2024 and 2023, respectively. The Company defines delinquency consistent with
MTL - 50

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

	Past Due		Past Due and Still Accruing Interest		Nonaccrual
Portfolio Segment	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(In millions)
Commercial	$19	$—	$—	$—	$45	$9
Agricultural	98	—	92	—	7	—
Residential	55	18	—	—	55	18
Total	$172	$18	$92	$—	$107	$27
Real Estate and REJV
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method REJV. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2024	2023	2024	2023	2022
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$43	$43	$2	$3	$7
Other real estate	1	—	—	—	—
REJV	714	698	(25)	(18)	12
Total real estate and REJV	$758	$741	$(23)	$(15)	$19
Leases
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2024	2023	2024	2023	2022
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Land	$43	$43	$2	$2	$3
Industrial	—	—	—	—	4
Total leased real estate investments	$43	$43	$2	$2	$7
Future contractual receipts under operating leases at December 31, 2024 were $2 million in 2025, $2 million in 2026, $0 in 2027, $0 in 2028 and $0 in 2029, and in total were $4 million.
MTL - 51

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Other Invested Assets
Other invested assets is comprised primarily of corporate-owned life insurance, freestanding derivatives with positive estimated fair values (see Note 8) and affiliated loans ( see “— Related Party Investment Transactions”).
Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.0 billion and $1.2 billion, at estimated fair value, at December 31, 2024 and 2023, respectively.
Concentrations of Credit Risk
Investments in any counterparty that were greater than 10% of the Company’s stockholder’s equity, other than the U.S. government and its agencies, at estimated fair value, were in fixed income securities of the following foreign government and its agencies and in corporate fixed income securities:

	December 31,
	2024	2023
	(In millions)
Government
Canada	$909	$1,017
U.K.	$285	N/A
Securities Lending Transactions
Securities, Collateral and Reinvestment Portfolio
A summary of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2024			2023
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
	(In millions)
Securities lending	$1,475	$1,512	$1,440	$1,405	$1,427	$1,356
______________
(1)These securities were included within fixed maturity securities AFS and short-term investments at December 31, 2024 and within fixed maturity securities AFS, short-term investments and cash equivalents at December 31, 2023.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
MTL - 52

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Contractual Maturities
Contractual maturities of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2024					2023
	Remaining Tenor of Securities Lending Agreements					Remaining Tenor of Securities Lending Agreements
Security Type	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Cash collateral liability by loaned security type:
U.S. government and agency	$574	$657	$109	$—	$1,340	$177	$181	$806	$—	$1,164
Agency RMBS	—	108	64	—	172	—	88	175	—	263
Total	$574	$765	$173	$—	$1,512	$177	$269	$981	$—	$1,427
______________
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The reinvestment portfolio consists principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short term investments, cash equivalents or cash. If the securities in the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit, Held in Trust and Pledged as Collateral
Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2024	2023
	(In millions)
Invested assets on deposit (regulatory deposits)	$1,200	$1,245
Invested assets held in trust (reinsurance agreements)	321	—
Invested assets pledged as collateral (1)	2,037	2,017
Total invested assets on deposit, held in trust and pledged as collateral	$3,558	$3,262
______________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 8).
See “— Securities Lending Transactions” for information regarding securities supporting securities lending transactions. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $71 million and $78 million, at redemption value, at December 31, 2024 and 2023, respectively, (see Note 1).
MTL - 53

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Collectively Significant Equity Method Investments
The Company held equity method investments of $2.0 billion at December 31, 2024, comprised primarily of OLPI (private equity funds and hedge funds) and REJV (including real estate funds). The Company’s maximum exposure to loss related to these equity method investments was limited to the carrying value of these investments plus $582 million of unfunded commitments at December 31, 2024.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for two of the three most recent annual periods: 2024 and 2022.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities.
Aggregate total assets of these entities totaled $575.3 billion and $558.3 billion at December 31, 2024 and 2023, respectively. Aggregate total liabilities of these entities totaled $59.2 billion and $61.2 billion at December 31, 2024 and 2023, respectively. Aggregate net income (loss) of these entities totaled $33.3 billion, $13.5 billion and $5.4 billion for the years ended December 31, 2024, 2023 and 2022, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
Variable Interest Entities
The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity. There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2024 and 2023.
Unconsolidated VIEs
The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

	December 31,
	2024		2023
Asset Type	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)
Fixed maturity securities AFS (2)	$7,698	$7,698	$6,260	$6,260
OLPI	1,127	1,554	1,185	1,649
REJV	111	111	95	204
Mortgage loan joint ventures	30	31	28	31
Other invested assets	10	23	9	21
Total	$8,976	$9,417	$7,577	$8,165
______________
(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to OLPI, REJV, and Mortgage loan joint ventures is equal to the carrying amounts plus any unfunded commitments.
(2)For variable interests in Structured Products included within fixed maturity securities AFS, the Company’s involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.
MTL - 54

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
As described in Note 14, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2024, 2023 and 2022.
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2024	2023	2022
	(In millions)
Fixed maturity securities AFS	$1,483	$1,237	$986
Mortgage loans	518	439	340
Policy loans	72	87	83
Real estate and REJV	(23)	(15)	19
OLPI	90	26	71
Cash, cash equivalents and short-term investments	98	127	19
FVO securities	—	—	(19)
Annuities funding structured settlement claims	311	332	323
Other	86	58	57
Subtotal investment income	2,635	2,291	1,879
Less: Investment expenses	172	172	95
Net investment income	$2,463	$2,119	$1,784

Net Investment Income Information
Net realized and unrealized gains (losses) recognized in net investment income:
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO securities)	$—	$—	$(17)
Net realized and unrealized gains (losses) recognized in net investment income	$—	$—	$(17)

Equity method investments net investment income (primarily REJV)	$63	$10	$85
MTL - 55

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2024	2023	2022
	(In millions)
Fixed maturity securities AFS (1)	$(77)	$(486)	$(165)
Equity securities	(4)	(3)	—
Mortgage loans (1)	(38)	(55)	(18)
Real estate and REJV	—	1	211
OLPI	(9)	2	6
Other gains (losses)	(30)	(1)	4
Total net investment gains (losses)	$(158)	$(542)	$38

Transaction Type
Realized gains (losses) on investments sold or disposed (1)	$(117)	$(130)	$47
Impairment (losses) (1)	—	(361)	—
Recognized gains (losses):
Change in ACL recognized in earnings	(37)	(48)	(9)
Unrealized net gains (losses) recognized in earnings	(4)	(3)	—
Net investment gains (losses)	$(158)	$(542)	$38

Net Investment Gains (Losses) Information
Net realized investment gains (losses) from sales and disposals of investments:
Recognized in net investment gains (losses)	$(116)	$(129)	$47
Recognized in net investment income	—	—	—
Net realized investment gains (losses) from sales and disposals of investments	$(116)	$(129)	$47
_______________
(1)Includes a net loss of $378 million during the year ended December 31, 2023 for investments disposed of in connection with a reinsurance transaction. The net loss was comprised of ($359) million of impairments and $8 million of realized gains on disposal for fixed maturity securities AFS, and ($27) million of adjustments to mortgage loans, reflected as impairments calculated at lower of amortized cost or estimated fair value. See Note 6 for further information on this reinsurance transaction.
Fixed Maturity Securities AFS - Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Proceeds	$5,278	$4,396	$6,708
Gross investment gains	$60	$53	$142
Gross investment losses	(133)	(175)	(315)
Realized gains (losses) on sales and disposals	(73)	(122)	(173)
Net credit loss (provision) release (change in ACL recognized in earnings)	(4)	(3)	8
Impairment (losses)	—	(361)	—
Net investment gains (losses)	$(77)	$(486)	$(165)
MTL - 56

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Related Party Investment Transactions
The Company transfers invested assets to and from affiliates. Invested assets transferred were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$31	$662	$470
Amortized cost of invested assets transferred to affiliates	$31	$646	$350
Net investment gains (losses) recognized on transfers	$—	$16	$120
Estimated fair value of invested assets transferred from affiliates	$27	$4	$473
Estimated fair value of derivative liabilities transferred to affiliates	$—	$—	$64
Recurring related party investments and related net investment income were as follows at and for the periods ended:

		December 31,
		2024	2023
Investment Type/Balance Sheet Category	Related Party	Carrying Value
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$69	$76
Other invested assets		$69	$76
_________________
(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2028 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.75% to 1.85%, respectively.
As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.2 billion and $5.3 billion at December 31, 2024 and 2023, respectively. The related net investment income and corresponding policyholder benefits and claims recognized were $311 million, $332 million and $323 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company receives investment administrative services from affiliates. The related investment administrative service charges were $70 million, $71 million and $55 million for the years ended December 31, 2024, 2023 and 2022, respectively.
See “— Variable Interest Entities” for information on investments in affiliated REJV.
See “— Mortgage Loans — Mortgage Loans by Portfolio Segment” for discussion of mortgage loan participation agreements with affiliates.
8. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
MTL - 57

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and futures.
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge (i) mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, (ii) against changes in value of securities the Company owns or anticipates acquiring, and (iii) against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In certain instances, the Company may enter into a combination of transactions to hedge changes in interest rates within a pre-determined range through the purchase and sale of options. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
Synthetic GICs are contracts that simulate the performance of traditional GICs through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
MTL - 58

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
Equity Derivatives
The Company uses equity index options primarily to hedge against changes in equity indices. The Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
Other Derivatives
Longevity swaps are used by the Company primarily to mitigate risks associated with life expectancy and unanticipated changes in mortality rates. The Company utilizes longevity swaps in nonqualifying hedging relationships.
MTL - 59

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2024			2023
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities

		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$387	$—	$37	$107	$—	$26
Foreign currency swaps	Foreign currency exchange rate	4	—	—	16	1	—
Subtotal		391	—	37	123	1	26
Cash flow hedges:
Interest rate swaps	Interest rate	343	—	28	344	—	19
Foreign currency swaps	Foreign currency exchange rate	4,874	385	30	4,392	258	63
Subtotal		5,217	385	58	4,736	258	82
Total qualifying hedges		5,608	385	95	4,859	259	108
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	—	—	—	125	2	—
Interest rate caps	Interest rate	750	2	—	1,125	17	—
Interest rate floors	Interest rate	650	4	—	1,400	2	—
Interest rate futures	Interest rate	—	—	—	100	—	—
Interest rate options	Interest rate	307	1	—	308	4	—
Synthetic GICs	Interest rate	43,558	—	—	42,920	—	—
Foreign currency swaps	Foreign currency exchange rate	567	55	1	582	47	4
Foreign currency forwards	Foreign currency exchange rate	267	3	—	247	—	5
Credit default swaps - purchased	Credit	13	—	—	18	—	—
Credit default swaps - written	Credit	—	—	—	193	4	—
Longevity swaps	Longevity	1,000	—	—	—	—	—
Total non-designated or nonqualifying derivatives		47,112	65	1	47,018	76	9
Total		$52,720	$450	$96	$51,877	$335	$117

MTL - 60

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2024
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	N/A	$(12)	N/A
Hedged items	—	—	N/A	12	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	—	—	N/A	—	N/A
Hedged items	—	—	N/A	—	N/A
Subtotal	—	—	N/A	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(10)
Amount of gains (losses) reclassified from AOCI into income	—	(4)	—	—	4
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	167
Amount of gains (losses) reclassified from AOCI into income	—	18	—	—	(18)
Foreign currency transaction gains (losses) on hedged items	—	(14)	—	—	—
Subtotal	—	—	—	—	143
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(14)	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	32	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	—	N/A	N/A
Credit derivatives — written (1)	—	N/A	2	N/A	N/A
Equity derivatives (1)	—	N/A	—	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(11)	N/A	N/A
Subtotal	—	N/A	9	N/A	N/A
Earned income on derivatives	51	—	19	(5)	—
Synthetic GICs	N/A	N/A	66	N/A	N/A
Embedded derivatives	N/A	N/A	94	N/A	N/A
Total	$51	$—	$188	$(5)	$143
MTL - 61

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)

	Year Ended December 31, 2023
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	N/A	$—	N/A
Hedged items	—	—	N/A	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(1)	—	N/A	—	N/A
Hedged items	—	—	N/A	—	N/A
Subtotal	(1)	—	N/A	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(4)
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	(256)
Amount of gains (losses) reclassified from AOCI into income	—	9	—	—	(9)
Foreign currency transaction gains (losses) on hedged items	—	(6)	—	—	—
Subtotal	—	3	—	—	(269)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(44)	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	(38)	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	(1)	N/A	N/A
Credit derivatives — written (1)	—	N/A	3	N/A	N/A
Equity derivatives (1)	—	N/A	—	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	15	N/A	N/A
Subtotal	—	N/A	(65)	N/A	N/A
Earned income on derivatives	34	—	47	(3)	—
Synthetic GICs	N/A	N/A	58	N/A	N/A
Embedded derivatives	N/A	N/A	(12)	N/A	N/A
Total	$33	$3	$28	$(3)	$(269)

MTL - 62

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)

	Year Ended December 31, 2022
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$1	$—	N/A	$(23)	N/A
Hedged items	(1)	—	N/A	23	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	4	—	N/A	—	N/A
Hedged items	(5)	—	N/A	—	N/A
Subtotal	(1)	—	—	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(34)
Amount of gains (losses) reclassified from AOCI into income	—	(10)	—	—	10
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	357
Amount of gains (losses) reclassified from AOCI into income	—	21	—	—	(21)
Foreign currency transaction gains (losses) on hedged items	—	(21)	—	—	—
Subtotal	—	(10)	—	—	312
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	28	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	80	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	5	N/A	N/A
Credit derivatives — written (1)	—	N/A	(2)	N/A	N/A
Equity derivatives (1)	16	N/A	—	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(30)	N/A	N/A
Subtotal	16	N/A	81	N/A	N/A
Earned income on derivatives	33	—	42	—	—
Synthetic GICs	N/A	N/A	—	N/A	N/A
Embedded derivatives	N/A	N/A	181	N/A	N/A
Total	$48	$(10)	$304	$—	$312
__________________
(1)Excludes earned income on derivatives.
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets.
MTL - 63

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

Balance Sheet Line Item	Carrying Amount of the Hedged Assets (Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets (Liabilities)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(In millions)
Fixed maturity securities AFS	$10	$8	$—	$1
Mortgage loans	$32	$14	$(1)	$(1)
PABs	$(48)	$(66)	$35	$23
The Company has elected to record changes in estimated fair value of excluded components in earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets to fixed rate assets and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $5 million, $4 million and $8 million for the years ended December 31, 2024, 2023 and 2022, respectively.
There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, at both December 31, 2024 and 2023.
At December 31, 2024 and 2023, the balance in AOCI associated with cash flow hedges was $275 million and $132 million, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2024, the Company expected to reclassify $72 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next 12 months.
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
MTL - 64

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2024			2023
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Baa
Credit default swaps referencing indices	$—	$—	0.0	$4	$193	5.0
______________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service, Inc. (“Moody’s”), S&P and Fitch Ratings Inc. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by International Swaps and Derivatives Association, Inc. Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s International Swaps and Derivatives Association, Inc. Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 9 for a description of the impact of credit risk on the valuation of derivatives.
MTL - 65

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2024		2023
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$465	$96	$349	$117
OTC-cleared (1)	—	—	4	—
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	465	96	353	117
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(60)	(60)	(74)	(74)
OTC-cleared	—	—	—	—
Cash collateral: (3), (4)
OTC-bilateral	(301)	—	(215)	—
OTC-cleared	—	—	(4)	—
Securities collateral: (5)
OTC-bilateral	(99)	(36)	(31)	(42)
OTC-cleared	—	—	—	—
Net amount after application of master netting agreements and collateral	$5	$—	$29	$1
______________
(1)At December 31, 2024 and 2023, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $15 million and $18 million, respectively.
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the central clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2024 and 2023, the Company received excess cash collateral of $5 million and $1 million, respectively. At December 31, 2024 and 2023, the Company provided excess cash collateral of $0 and $2 million, respectively, which are not included in the table above due to the foregoing limitation.
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2024, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2024 and 2023, the Company received excess securities collateral with an estimated fair value of $5 million and $1 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2024 and 2023, the Company provided excess securities collateral with
MTL - 66

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
an estimated fair value of $90 million and $36 million, respectively, for its OTC-bilateral derivatives, and $9 million and $6 million, respectively, for its OTC-cleared derivatives.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. The Company’s netting agreements for derivatives generally contain provisions that require the counterparty (or its guarantor, if applicable) to maintain specified minimum credit ratings above investment grade level from Moody’s, S&P or both. In those agreements, if the credit rating of the counterparty (or its guarantor, if applicable) were to fall below the applicable minimum rating, that counterparty would be in violation of these provisions, and the Company could terminate the transactions and demand immediate settlement and payment based on reasonable valuation of the derivatives. A significant portion of the Company’s netting agreements for derivatives grant similar rights to the counterparty to terminate the transactions and demand immediate settlement and payment if the Company’s financial strength rating were to fall below specified minimum levels above investment grade.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31,
	2024	2023
	Derivatives Subject to Financial Strength-Contingent Provisions
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$36	$43
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$43	$53
______________
(1)After taking into consideration the existence of netting agreements.
Embedded Derivatives
The Company is a party to certain reinsurance agreements that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2024	2023
		(In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance	Other liabilities	$(206)	$(112)
MTL - 67

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.
Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MTL - 68

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2024
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$6,373	$2,021	$8,394
Foreign corporate	—	3,564	2,362	5,926
RMBS	—	5,205	339	5,544
ABS & CLO	—	2,135	1,881	4,016
U.S. government and agency	2,401	971	—	3,372
Foreign government	—	1,883	—	1,883
CMBS	—	969	368	1,337
Municipals	—	1,299	—	1,299
Total fixed maturity securities AFS	2,401	22,399	6,971	31,771
Short-term investments	166	—	1	167
Other investments	—	—	11	11
Derivative assets: (1)
Interest rate	—	7	—	7
Foreign currency exchange rate	—	443	—	443
Credit	—	—	—	—
Total derivative assets	—	450	—	450
Separate account assets (2)	851	7,450	130	8,431
Total assets	$3,418	$30,299	$7,113	$40,830
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$65	$—	$65
Foreign currency exchange rate	—	31	—	31
Total derivative liabilities	—	96	—	96
Embedded derivatives within liability host contracts (3)	—	—	(206)	(206)
Total liabilities	$—	$96	$(206)	$(110)
MTL - 69

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$5,813	$2,302	$8,115
Foreign corporate	—	3,303	2,115	5,418
RMBS	—	4,274	238	4,512
ABS & CLO	—	2,196	492	2,688
U.S. government and agency	1,397	823	—	2,220
Foreign government	—	1,562	—	1,562
CMBS	—	1,098	200	1,298
Municipals	—	1,149	—	1,149
Total fixed maturity securities AFS	1,397	20,218	5,347	26,962
Short-term investments	670	46	—	716
Other investments	—	—	15	15
Derivative assets: (1)
Interest rate	—	25	—	25
Foreign currency exchange rate	—	306	—	306
Credit	—	4	—	4
Total derivative assets	—	335	—	335
Separate account assets (2)	202	6,223	179	6,604
Total assets	$2,269	$26,822	$5,541	$34,632
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$45	$—	$45
Foreign currency exchange rate	—	72	—	72
Total derivative liabilities	—	117	—	117
Embedded derivatives within liability host contracts (3)	—	—	(112)	(112)
Total liabilities	$—	$117	$(112)	$5
______________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.
(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
(3)Embedded derivatives within liability host contracts are presented within other liabilities on the consolidated balance sheets.
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
MTL - 70

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based, in large part, on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g., cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
U.S. government and agency securities, Foreign government securities, and Municipals
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
MTL - 71

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings; issuance structures, in addition to those described above for fixed maturities AFS.
Separate account assets (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		•	N/A
	•	quoted prices or reported net asset value provided by the fund managers
______________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. With respect to certain OTC-bilateral and OTC-cleared derivatives, management may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MTL - 72

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The credit risk of both the counterparty and the Company is considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs:
This level includes all types of derivatives utilized by the Company.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit
Inputs common to Level 2 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves
	•	basis curves	•	basis curves	•	credit curves
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates
			•	cross currency basis curves
______________
(1)Option-based only.
Embedded Derivatives
Embedded derivatives are primarily included within funds withheld on ceded reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
MTL - 73

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2024				December 31, 2023				Impact of Increase in Input on Estimated Fair Value (2)
		Valuation Techniques		Significant Unobservable Inputs	Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	47	-	116	92	20	-	119	92	Increase
	•	Market pricing	•	Quoted prices (4)	62	-	100	94	40	-	109	89	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	49	-	106	96	52	-	102	94	Increase (5)
CMBS	•	Market pricing	•	Quoted prices (4)	51	-	112	104	—	-	—	—	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	44	-	113	95	78	-	100	93	Increase (5)
______________
(1)The weighted average for fixed maturity securities AFS is determined based on the estimated fair value of the securities.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in “— Nonrecurring Fair Value Measurements.”
MTL - 74

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):
MTL - 75

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Foreign Government	Short-term Investments	Other Investments	Separate Accounts (7)	Net Embedded Derivatives (8)
	(In millions)
Balance, January 1, 2023	$3,351	$548	$27	$—	$17	$215	$124
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	3	(2)	—	—	(2)	(33)	(12)
Total realized/unrealized gains (losses) included in AOCI	174	17	—	—	—	—	—
Purchases (3)	1,263	342	—	—	—	1	—
Sales (3)	(361)	(40)	—	—	—	(4)	—
Issuances (3)	—	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—	—
Transfers into Level 3 (4)	18	85	—	—	—	—	—
Transfers out of Level 3 (4)	(31)	(20)	(27)	—	—	—	—
Balance, December 31, 2023	$4,417	$930	$—	$—	$15	$179	$112
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	—	10	—	—	(4)	(24)	94
Total realized/unrealized gains (losses) included in AOCI	(173)	100	—	—	—	—	—
Purchases (3)	1,294	1,113	—	1	—	2	—
Sales (3)	(217)	(348)	—	—	—	(26)	—
Issuances (3)	—	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—	—
Transfers into Level 3 (4)	23	893	—	—	—	—	—
Transfers out of Level 3 (4)	(961)	(110)	—	—	—	(1)	—
Balance, December 31, 2024	$4,383	$2,588	$—	$1	$11	$130	$206
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$4	$—	$—	$—	$1	$—	$181
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$4	$(1)	$—	$—	$(2)	$—	$(12)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024: (5)	$—	$11	$—	$—	$(4)	$—	$94
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$(884)	$(65)	$(17)	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$175	$16	$—	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2024: (5)	$(179)	$96	$—	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2022:
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$4	$—	$—	$—	$(18)	$36	$181
Total realized/unrealized gains (losses) included in AOCI	$(887)	$(65)	$(17)	$—	$—	$—	$—
______________
MTL - 76

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(2)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward.
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss).
(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
Nonrecurring Fair Value Measurements
The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment), using significant unobservable inputs (Level 3).

	December 31,
	2024	2023
	(In millions)
Carrying value after measurement
Mortgage loans (1)	$45	$—

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Realized gains (losses) net:
Mortgage loans (1)	$(13)	$—	$—
______________
(1)Estimated fair values of impaired mortgage loans are based on the underlying collateral or discounted cash flows. See Note 7.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. The following tables exclude: cash and cash equivalents, which are primarily classified as Level 1, and accrued investment income, payables for collateral under securities loaned and other transactions, which are primarily classified as Level 2. The Company believes that due to the short-term nature of these excluded financial instruments, the estimated fair value approximates carrying value.
MTL - 77

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2024
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$10,800	$—	$—	$9,998	$9,998
Policy loans	$1,442	$—	$—	$1,640	$1,640
Other invested assets	$97	$—	$99	$—	$99
Premiums, reinsurance and other receivables	$1,037	$—	$71	$909	$980
Liabilities
PABs	$15,190	$—	$—	$14,736	$14,736
Long-term debt	$—	$—	$—	$—	$—
Separate account liabilities	$846	$—	$846	$—	$846

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$9,776	$—	$—	$8,964	$8,964
Policy loans	$1,550	$—	$—	$1,837	$1,837
Other invested assets	$158	$—	$160	$—	$160
Premiums, reinsurance and other receivables	$1,107	$—	$55	$1,006	$1,061
Liabilities
PABs	$13,117	$—	$—	$12,856	$12,856
Long-term debt	$107	$—	$107	$—	$107
Separate account liabilities	$855	$—	$855	$—	$855
10. Long-term Debt
The Company’s long-term debt outstanding was comprised of a surplus note, which bore interest at a fixed rate of 7.63% and was repaid in cash at maturity in January 2024 with the approval of the insurance department of the state of domicile. The outstanding balance of the surplus note was $107 million at December 31, 2023.
Interest expense related to the surplus note, included in other expenses, was $0, $9 million and $9 million for the years ended December 31, 2024, 2023 and 2022, respectively.
MTL - 78

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity
Statutory Equity and Income
MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.
The state of domicile of MTL imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“authorized control level RBC”), based on the statutory-based financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice authorized control level RBC (“Company Action Level RBC”). The Company Action Level RBC ratios for MTL were in excess of 370% and in excess of 410% at December 31, 2024 and 2023, respectively.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing FPBs using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
For private placement variable life insurance stable value wrap reserves, under NAIC SAP, reserves are computed under the NAIC model standard valuation. For Domiciliary SAP, private placement variable life insurance stable value wrap reserves are computed in accordance with a permitted practice approved by the Department. The impact of the permitted accounting practice increased the statutory capital and surplus of MTL by $8 million and $10 million on December 31, 2024 and 2023, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
Statutory net income (loss) of MTL, a Nebraska domiciled insurer, was $361 million, $411 million, and $232 million at December 31, 2024, 2023 and 2022, respectively. Statutory capital and surplus was $2.2 billion and $2.5 billion at December 31, 2024 and 2023, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the Nebraska Department of Insurance.
Dividend Restrictions
Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL’s own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Director of the Nebraska Department of Insurance (the “Nebraska Director”) and the Nebraska Director either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as “unassigned funds (surplus)” excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.
MTL paid $373 million and $189 million in dividends to MetLife, Inc. for the years ended December 31, 2024 and 2023, respectively, including amounts where regulatory approval was obtained as required. Under Nebraska Insurance Code, MTL
MTL - 79

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity (continued)
has calculated that it may pay approximately $358 million to MetLife, Inc. without prior regulatory approval by the end of 2025.
AOCI
Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Deferred Gains (Losses) on Derivatives	FPBs Discount Rate Remeasurement Gains (Losses)	Foreign Currency Translation Adjustments	Other	Total
	(In millions)
Balance at December 31, 2021	$992	$71	$(280)	$(2)	$(9)	$772
OCI before reclassifications	(5,465)	323	2,084	(19)	1	(3,076)
Deferred income tax benefit (expense)	1,147	(68)	(436)	3	—	646
AOCI before reclassifications, net of income tax	(3,326)	326	1,368	(18)	(8)	(1,658)
Amounts reclassified from AOCI	179	(11)	—	—	1	169
Deferred income tax benefit (expense)	(37)	2	—	—	—	(35)
Amounts reclassified from AOCI, net of income tax	142	(9)	—	—	1	134
Balance at December 31, 2022	(3,184)	317	1,368	(18)	(7)	(1,524)
OCI before reclassifications	848	(260)	(630)	8	1	(33)
Deferred income tax benefit (expense)	(178)	55	131	(2)	—	6
AOCI before reclassifications, net of income tax	(2,514)	112	869	(12)	(6)	(1,551)
Amounts reclassified from AOCI	488	(9)	—	—	1	480
Deferred income tax benefit (expense)	(102)	2	—	—	—	(100)
Amounts reclassified from AOCI, net of income tax	386	(7)	—	—	1	380
Balance at December 31, 2023	(2,128)	105	869	(12)	(5)	(1,171)
OCI before reclassifications	(781)	157	565	9	(2)	(52)
Deferred income tax benefit (expense)	164	(33)	(119)	(2)	—	10
AOCI before reclassifications, net of income tax	(2,745)	229	1,315	(5)	(7)	(1,213)
Amounts reclassified from AOCI	76	(14)	—	—	1	63
Deferred income tax benefit (expense)	(16)	3	—	—	—	(13)
Amounts reclassified from AOCI, net of income tax	60	(11)	—	—	1	50
Balance at December 31, 2024	$(2,685)	$218	$1,315	$(5)	$(6)	$(1,163)
__________________
(1)Primarily unrealized gains (losses) on fixed maturity securities.
MTL - 80

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2024	2023	2022
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Unrealized investment gains (losses):
Unrealized investment gains (losses)	$(74)	$(488)	$(177)	Net investment gains (losses)
Unrealized investment gains (losses)	—	1	—	Net investment income
Unrealized investment gains (losses)	(2)	(1)	(2)	Net derivative gains (losses)
Unrealized investment gains (losses), before income tax	(76)	(488)	(179)
Income tax (expense) benefit	16	102	37
Unrealized investment gains (losses), net of income tax	(60)	(386)	(142)
Deferred gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	(4)	—	(10)	Net investment gains (losses)
Foreign currency exchange rate derivatives	18	9	21	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	14	9	11
Income tax (expense) benefit	(3)	(2)	(2)
Gains (losses) on cash flow hedges, net of income tax	11	7	9
Other	(1)	(1)	(1)	Other expenses
Total reclassifications, net of income tax	$(50)	$(380)	$(134)
12. Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Amortization of DAC and VOBA	$53	$46	$39
Interest expense on debt	—	9	9
General and administrative expenses (1)	111	102	148
Commissions and other variable expenses	398	30	216
Capitalization of DAC	(142)	(156)	(90)
Premium taxes, other taxes, and licenses & fees	45	31	25
Other	(6)	10	(21)
Total other expenses	$459	$72	$326
__________________
(1)Includes ($17) million, ($19) million and $27 million for the years ended December 31, 2024, 2023 and 2022, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization.
Expenses related to Debt
See Note 10 for additional information on interest expense on debt.
MTL - 81

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Other Expenses (continued)
Affiliated Expenses
See Notes 6 and 15 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.
13. Income Tax
The Company’s provision for income tax was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Current:
U.S. federal	$73	$193	$90
U.S. state and local	—	2	—
Non-U.S.	1	1	—
Subtotal	74	196	90
Deferred:
U.S. federal	1	(233)	79
Provision for income tax expense (benefit)	$75	$(37)	$169
The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Tax provision at U.S. statutory rate	$88	$(30)	$161
Tax effect of:
Dividend received deduction	(1)	(1)	(1)
Tax-exempt income	(10)	(4)	6
Other, net	(2)	(2)	3
Provision for income tax expense (benefit)	$75	$(37)	$169
MTL - 82

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Income Tax (continued)
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2024	2023
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$902	$1,077
Net operating loss carryforwards (1)	5	4
Employee benefits	3	4
Net unrealized investment losses	658	541
Total gross deferred income tax assets	1,568	1,626
Less: Valuation allowance	5	4
Total net deferred income tax assets	1,563	1,622
Deferred income tax liabilities:
Investments, including derivatives	1,107	1,118
Intangibles	3	4
DAC	43	55
Other	35	67
Total deferred income tax liabilities	1,188	1,244
Net deferred income tax asset (liability)	$375	$378
______________
(1)The Company has recorded a deferred tax asset of $5 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2024. U.S. state net operating loss carryforwards will expire between 2029 and 2043.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) MetLife, Inc. included ($13) million and $5 million at December 31, 2024 and 2023, respectively.
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations in major taxing jurisdictions for years prior to 2017.
14. Contingencies and Commitments
Contingencies
Litigation
Various litigation, claims or assessments against the Company may arise in the course of the Company’s business. Further, state insurance regulatory and other federal and state authorities may make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. It is possible in certain cases that an adverse outcome could have a material effect upon the Company’s financial position.
On a quarterly and annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
MTL - 83

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Contingencies and Commitments (continued)

Pitt v. Metropolitan Tower Life Insurance Company, et al. (S.D. Cal., filed April 10, 2020)
In this case initially filed as a putative class action, plaintiff alleges that the Company failed to comply with California statutes regarding lapse notice requirements for life insurance policies issued or delivered in the state. She seeks to represent a class of all past, present, and future owners and beneficiaries of the Company’s individual life insurance policies in force on or after January 1, 2013 and governed by the relevant California statutes, where the policies underwent or will undergo lapse, termination, and/or reinstatement without the Company providing written notice of an actual 60-day grace period, a 30-day notice of impending lapse and termination, and/or an annual notice of a right to designate at least one other person to receive lapse-related communications. Plaintiff seeks declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. The Court denied Plaintiff’s motion to certify the class and subsequently dismissed her individual claim. Plaintiff has appealed the dismissal of her claims but not the denial of class certification. The Ninth Circuit Court of Appeals certified to the California Supreme Court the key question on appeal of whether the California lapse statutes apply to plaintiff’s policy, which was issued and delivered in Ohio.
Insolvency Assessments
Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.
Assets and liabilities held for insolvency assessments are as follows:

December 31,
2024
(In millions)
Other Assets:
Premium tax offset for future discounted and undiscounted assessments	$6
Premium tax offset currently available for paid assessments	19
Total	$25
Other Liabilities:
Insolvency assessments	$7
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $223 million and $455 million at December 31, 2024 and 2023, respectively.
Commitments to Fund Private Corporate Bond Investments and Partnership Investments
The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were $1.2 billion at both December 31, 2024 and 2023.
MTL - 84

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Related Party Transactions
Service Agreements
The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $153 million, $133 million and $96 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company had net payables to affiliates, related to the items discussed above, of $18 million and $44 million at December 31, 2024 and 2023, respectively.
See Notes 6, 7 and 11 for additional information on related party transactions.
16. Subsequent Events
The Company has evaluated events subsequent to December 31, 2024, through April 4, 2025, which is the date these consolidated financial statements were available to be issued and has determined there are no material subsequent events requiring adjustments to or disclosures in the financial statements.
MTL - 85